Exhibit 10.3

CONFIDENTIAL

EXECUTION VERSION

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MASTER COLLABORATION AGREEMENT

by and among

PROTHENA BIOSCIENCES LIMITED

And

CELGENE SWITZERLAND LLC

Dated as of March 20, 2018

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(continued)

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(continued)

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(continued)

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LIST OF SCHEDULES

SCHEDULE 1.14	CERTAIN EXISTING COLLABORATION CANDIDATES
SCHEDULE 1.42	IN-LICENSE AGREEMENTS AND OTHER THIRD PARTY AGREEMENTS
SCHEDULE 1.66	CERTAIN PROTHENA COLLABORATION PATENTS
SCHEDULE 1.69	PROTHENA PLATFORM TECHNOLOGY

LIST OF EXHIBITS

EXHIBIT A	FORM OF GLOBAL LICENSE AGREEMENT
EXHIBIT B	FORM OF U.S. LICENSE AGREEMENT

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MASTER COLLABORATION AGREEMENT

This MASTER COLLABORATION AGREEMENT (this “Agreement”) is entered into and made effective as of March 20, 2018 (the “Effective Date”) by and among Prothena Biosciences Limited, an Irish limited company (“Prothena”) and Celgene Switzerland LLC, a Delaware limited liability company (“Celgene”). Celgene and Prothena are each referred to herein by name or as a “Party”, or, collectively, as the “Parties”.

RECITALS

WHEREAS, Prothena is a drug discovery company;

WHEREAS, Celgene possesses expertise in the development and commercialization of pharmaceutical products;

WHEREAS, Prothena may carry out research and development activities with respect to Antibodies that Target a Collaboration Target (with a focus on the treatment of neurodegenerative conditions including Alzheimer’s disease, amyotrophic lateral sclerosis, progressive supranuclear palsy, frontotemporal dementia, Parkinson’s disease, corticobasal degeneration, chronic traumatic encephalopathy and other proteinopathies of a Collaboration Target), with the goal of discovering, identifying, generating and developing lead candidates with respect to each Collaboration Target and Filing an IND with the FDA for a Phase 1 Clinical Trial for each Collaboration Target;

WHEREAS, if Prothena identifies any lead candidates with respect to a particular Collaboration Target and Files an IND with the FDA for such lead candidate for such Collaboration Target, then Celgene shall have the exclusive option to enter into a U.S. License Agreement with Prothena with respect to Antibodies that Target such Collaboration Target, on the terms and subject to the conditions set forth herein;

WHEREAS, if Celgene exercises its option to enter into a U.S. License Agreement with respect to a given Collaboration Target, then Prothena may thereafter carry out a Phase 1 Clinical Trial for such Collaboration Target, and Celgene shall have the exclusive option to enter into a Global License Agreement (as defined below) with Prothena with respect to Antibodies that Target such Collaboration Target, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below:

1.1    “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled

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by” and “under common control with”) as used with respect to a Person means (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.

1.2    “Antibody” means any [***] antibody (including [***]), [***] whether human, humanized, chimeric, murine, synthetic or from any other source.

1.3    “Antitrust Law” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the “HSR Act”), the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Applicable Laws of the United States, a state or territory thereof, or any foreign government or supranational body (including the European Commission) that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

1.4    “Applicable Law” or “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, judgments or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act (“HIPAA”) and the Health Information Technology for Economic and Clinical Health Act and the EU Data Protection Directive (Council Directive 95/46/EC) and applicable laws implementing the EU Data Protection Directive and, when in force, the General Data Protection Regulation (2016/679).

1.5    “Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring disease susceptibility, severity or state, or monitoring therapies for such patient and/or (b) for predicting the outcome of a particular treatment of such patient.

1.6    “Biosimilar Application” means an application or submission filed with a Regulatory Authority for marketing authorization of a Biosimilar Product.

1.7    “Biosimilar Product” means, with respect to a given Collaboration Product, a biological product (a) that contains (i) an identical active ingredient(s) as the Collaboration Candidate in such Collaboration Product, or (ii) a “highly similar” active ingredient(s) to the Collaboration Candidate in such Collaboration Product, as the phrase “highly similar” is used in 42 U.S.C. § 262(i)(2), and subject to the factors set forth in FDA’s Guidance for Industry, “Quality Considerations in Demonstrating Biosimilarity to a Reference Protein Product,” (February 2012), at Section VI, or any successor FDA guidance thereto, (b) for which Regulatory Approval is obtained by referencing Regulatory Materials of such Collaboration Product, (c) is approved for use in such country (or region) pursuant to a Regulatory Approval process governing approval of interchangeable or biosimilar biologics as described in 42 U.S.C. §§ 262, or a similar process for Regulatory Approval in any country (or region) outside the United States, or any other similar

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provision that comes into force, or is the subject of a notice with respect to such Collaboration Product under 42 U.S.C. § 262(l)(2) or any other similar provision that comes into force in such country (or region), and (d) is sold in the same country as such Collaboration Product by any Third Party that is not a sublicensee of Celgene or its Affiliates with respect to the Prothena IP and did not purchase such product in a chain of distribution that included any of Celgene or any of its Affiliates or its sublicensees.

1.8    “BPCIA” means Biologics Price Competition and Innovation Act of 2009, as amended.

1.9    “Business Day” means a day on which banking institutions in New York City, New York are open for business, excluding any Saturday or Sunday.

1.10    “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that the final Calendar Quarter shall end on the last day of the Term.

1.11    “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that the final Calendar Year shall end on the last day of the Term.

1.12    “Celgene IP” means Patents and Know-How Controlled (other than through the grant of a license from Prothena to Celgene pursuant to this Agreement) by Celgene or any of its Affiliates (including any Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Celgene or any of its Affiliates pursuant to the conduct of activities under this Agreement, including Celgene Phase 1 Know-How). For the avoidance of doubt, Celgene IP excludes (i) Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena, solely or jointly with a Third Party, (ii) [***], and (iii) Joint Program IP.

1.13    “Clinical Trial” means a human clinical trial, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial or Registration Enabling Clinical Trial, any study incorporating more than one of these phases, or any human clinical trial commenced after Regulatory Approval.

1.14    “Collaboration Candidate” means, on a Program-by-Program basis, (i) the Antibodies that Target the Collaboration Target under such Program that are Developed under such Program and (ii) Related Antibodies with respect to any Antibodies described in the foregoing clause (i); it being understood and agreed that a “Lead Candidate” and a “Development Candidate” shall remain included in the definition of “Collaboration Candidate”. Notwithstanding the foregoing, a “Collaboration Candidate” shall exclude any proprietary Antibody owned or otherwise controlled (through license or otherwise, other than as a result of a license from Prothena hereunder) by Celgene or any of its Affiliates and that is Developed or acquired outside the scope of a Program. The Antibodies listed on Schedule 1.14 (broken down on a Program-by-Program basis) shall be included as Collaboration Candidates with respect to the applicable Program.

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1.15    “Collaboration Product” means, on a Program-by-Program basis, any product that constitutes, incorporates, comprises or contains a Collaboration Candidate from such Program, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Collaboration Product that constitute, incorporate, comprise or contain the same Collaboration Candidate shall be considered the same Collaboration Product for purposes of this Agreement.

1.16    “Collaboration Target” means each of (i) Tau, including Derivatives thereof, (ii) [***], including Derivatives thereof (this clause (ii), the “[***] Target”), (iii) TDP-43, including Derivatives thereof and (iv) in the event that the JSC agrees in writing to substitute any of the foregoing targets in (i), (ii) or (iii) with a replacement target as set forth in Section 4.2.5(a), such replacement target (including Derivatives thereof). Collaboration Targets shall exclude all Lapsed Targets and Derivatives thereof.

1.17    “Commercialization” means any and all activities directed to the commercialization of a product (which may include related diagnostic products, if applicable), including commercial manufacturing (including Manufacturing) and commercial supply of a product, marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such product, importing, exporting and transporting such product for commercial sale, and seeking of pricing and reimbursement of a product (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product (or related diagnostic product, if applicable)), as well all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include any Clinical Trial commenced after Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization.

1.18    “Commercially Reasonable Efforts” means, with respect to Celgene in relation to an obligation under this Agreement with respect to a Collaboration Candidate or Collaboration Product, such efforts that are consistent with the efforts and resources normally used by Celgene in the exercise of its commercially reasonable business practices relating to performance of an obligation for a similar pharmaceutical compound or product (including the research, development, manufacture and commercialization of a pharmaceutical compound or product), as applicable, at a similar stage in its research, development or commercial life as the relevant Collaboration Candidate or Collaboration Product, and that has commercial and market potential similar to the relevant Collaboration Candidate or Collaboration Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved), amounts payable to licensors of patents or other intellectual property rights, [***] and legal issues.

1.19    “Confidential Information” means, with respect to a Party, all confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party

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pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.

1.20    “Control”, “Controls” or “Controlled” means, with respect to any intellectual property (including Know-How) or Confidential Information, the ability of a Party or its Affiliates, as applicable, (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses as provided herein, or to otherwise disclose such intellectual property or Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would be required hereunder to grant the other Party such license or sublicenses as provided herein or to otherwise disclose such intellectual property or Confidential Information to the other Party.

1.21    “Data Lock” means, with respect to a Clinical Trial being conducted by or on behalf of Prothena (or by or on behalf of Celgene with respect to a Phase 1 Clinical Trial if it exercises the Celgene Phase 1 Portion Participation Right) for a Development Candidate under the Collaboration, the locking by or on behalf of Prothena (or by or on behalf of Celgene with respect to a Phase 1 Clinical Trial if it exercises the Celgene Phase 1 Portion Participation Right) of the database that contains the data for such Clinical Trial following completion of such Clinical Trial in order to prevent or control any further changes to such data after review, query resolution and reasonable determination by Prothena (or Celgene, if applicable) (in accordance with industry standards) that such database is ready for analysis.

1.22    “Derivative” means, with respect to a Collaboration Target, all [***] thereof.

1.23    “Development” means (i) research activities (including drug discovery, identification and/or synthesis) with respect to a product (which may include related diagnostic products, if applicable), and/or (ii) preclinical and clinical drug development activities, and other development activities, with respect to a product (which may include related diagnostic products, if applicable), including test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials and other studies commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of INDs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.

1.24    “Development Candidate” means a Lead Candidate that is the subject of an IND Filed with the FDA for a Program for which Celgene has exercised its IND Option in accordance with Section 3.1.1.

1.25    “Dollars” or “$” means the legal tender of the United States.

1.26    “EEA” means all countries that are officially recognized as member states of the European Economic Area at any particular time.

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1.27    “End of Discovery Portion Date” means, with respect to a given Program, the date on which Prothena delivers to Celgene the first complete IND Data Package, if any, for such Program, in accordance with Section 2.2.2(d).

1.28    “End of Phase 1 Date” means, with respect to a given Program, the earlier of (a) (i) the date on which Prothena delivers to Celgene the first complete Phase 1 Data Package, if any, for such Program, in accordance with Section 2.2.3(b) or (ii) the date deemed the “End of Phase 1 Date” pursuant to Section 2.5.2 (as applicable), or (b) such other date as approved by the JSC with respect to such Program (this clause (b), an “Alternative End of Phase 1 Date” for a given Program).

1.29    “EU” means all countries that are officially recognized as member states of the European Union at any particular time.

1.30    “Executive Officers” means Prothena’s Chief Executive Officer and Celgene’s Executive Vice President, Research and Early Development (or such Executive Vice President’s designee).

1.31    “File” or “Filing” means, with respect to an IND, the filing of an IND with, and acceptance of such IND by, the FDA.

1.32    “Global License Agreement” means a Global License Agreement in the form attached hereto as Exhibit A.

1.33    “Good Clinical Practices” or “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).

1.34    “Good Laboratory Practices” or “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.

1.35    “Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable, (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical product, as applicable.

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1.36    “Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal), (c) multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.37    “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.38    “IND Data Package” means, with respect a given Program for which an IND has been Filed with the FDA, the following: (i) a reasonably detailed analysis of the key data related to the Lead Candidate(s) from such Program, (ii) [***], (iii) [***], (iv) [***], (v) a list of [***], as well as a [***], and (vi) [***].

1.39    “IND Option Term” means, with respect to a given Program, the period beginning on the Effective Date and ending [***] ([***]) days after the End of Discovery Portion Date with respect to such Program ([***]); provided that, in the event that Celgene exercises its IND Option for a given Program in accordance with this Agreement, then the IND Option Term for such Program shall automatically be extended until the Parties execute the U.S. License Agreement for such Program, and upon execution thereof, the IND Option Term for such Program shall automatically be deemed to expire.

1.40    “Indication” means an entirely separate and distinct disease or medical condition in humans (i) [***], and/or (ii) [***]. For clarity, (a) [***], (b) [***] and (c) [***].

1.41    “Initial Research Term” means the period beginning on the Effective Date and ending on the six (6) year anniversary thereof.

1.42    “In-License Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party pursuant to which such Third Party licenses to Prothena (or its Affiliates, as applicable) any Patents or Know-How included in the Prothena IP, including those set forth on Schedule 1.42.

1.43    “Know-How” means all proprietary (a) information, techniques, technology, practices, trade secrets, inventions, methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures, protein sequences, and formulations, sequences, processes, formulae, techniques, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools, in each case, whether patentable or not; and (b) tangible manifestations thereof, including any and all of the foregoing relating to Program Biological and Chemical Materials.

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1.44    “Lapsed Target” means (i) any Collaboration Target that is deemed to be a “Lapsed Target” pursuant to Section 3.1.3(a) or Section 4.2.5, or (ii) any other Collaboration Target that the Parties mutually agree in writing should be a “Lapsed Target”. It is understood and agreed that a “Lapsed Target” shall not be included in the definition of a “Collaboration Target”.

1.45    “Lead Candidate” means, with respect to a given Program, any Collaboration Candidate that Targets the Collaboration Target under such Program that (i) satisfies the Lead Candidate Criteria, or (ii) if no Collaboration Candidate has satisfied the Lead Candidate Criteria at the time when Celgene exercises its IND Option for a given Program, the Collaboration Candidate under such Program that is at the most advanced stage of Development under such Program. It is understood and agreed that a “Development Candidate” shall remain included in the definition of “Lead Candidate”.

1.46    “Lead Candidate Criteria” means the criteria approved by the JSC after the Effective Date in order to determine if a given Collaboration Candidate could be a Lead Candidate, as such criteria may be amended from time to time by the JSC.

1.47    “Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of a product or diagnostic product, and regulatory activities related to any of the foregoing.

1.48    “Marketing Authorization Application” or “MAA” means a Marketing Authorization Application, Biologics License Application or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or diagnostic product, in a country or in a group of countries.

1.49    “Option Term” means, with respect to a given Program, the IND Option Term for such Program and the Phase 1 Option Term for such Program.

1.50    “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.

1.51    “Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.

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1.52    “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.53    “Personal Data” means any information relating to an identified or identifiable individual or otherwise as defined under Applicable Laws.

1.54    “Phase 1 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(a) (as amended), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country, and is intended to (a) determine the safety, pharmacokinetics and pharmacodynamic parameters in healthy individuals or patients, and (b) following the foregoing clause (a), further evaluate safety and pharmacokinetics (including exploration of trends of a biomarker-based or clinical endpoint-based efficacy relationship to dose which need not be designed to be statistically significant) of the product, whether or not in combination with concomitant treatment, and which provides sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Registration Enabling Clinical Trial with Regulatory Authorities.

1.55    “Phase 1 Data Package” means, with respect to a given Program for which a Phase 1 Clinical Trial is conducted, the following: (i) a reasonably detailed analysis of the data and applicable endpoints of the Phase 1 Clinical Trial after Data Lock (“Phase 1 Data”), including [***]; (ii) [***]; (iii) [***]; (iv) [***]; (v) [***]; (vi) [***]; (vii) [***]; (viii) [***]; (ix) [***]; (x) [***]; (xi) [***]; (xii) a list of [***], as well as a [***]; and (xiii) [***].

1.56    “Phase 1 Option Term” means, with respect to a given Program, the period commencing upon exercise of the IND Option with respect to such Program and ending [***] ([***]) days after the End of Phase 1 Date with respect to such Program ([***]); provided that, in the event that Celgene exercises its Phase 1 Option for a given Program in accordance with this Agreement, then the Phase 1 Option Term for such Program shall automatically be extended until the Parties execute the Global License Agreement for such Program, and upon execution thereof, the Phase 1 Option Term for such Program shall automatically be deemed to expire.

1.57    “Phase 1 Term” means, with respect to a given Program, the period commencing upon exercise of the IND Option with respect to such Program and ending upon the earlier of (i) the End of Phase 1 Date with respect to such Program and (ii) the exercise by Celgene of its Phase 1 Option with respect to such Program.

1.58    “Phase 2 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b), as amended, and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.59    “Primary Patent Countries” means [***].

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1.60    “Program” means a Development program hereunder with respect to a given Collaboration Target undertaken by or on behalf of Prothena or its Affiliates with respect to such Collaboration Target, including all Collaboration Candidates that Target such Collaboration Target and all Program Biological and Chemical Materials with respect thereto; it being understood and agreed that if, at any time during the Research Term, two (2) or more Collaboration Candidates each Target the same applicable Collaboration Target, then each such Collaboration Candidate shall be deemed part of the same applicable Program for purposes of this Agreement (and any applicable U.S. License Agreement and Global License Agreement, as applicable). For the avoidance of doubt, each Collaboration Target shall be the subject of a separate Program. For clarity, (i) if a Collaboration Candidate binds to more than one Collaboration Target it shall be deemed part of the Program in which such Collaboration Candidate was primarily Developed and (ii) any activities undertaken pursuant to a U.S. License Agreement or Global License Agreement shall not be part of the Program, except as expressly set forth in Section 2.3.1 of a U.S. License Agreement and Section 2.1.3(a) of a Global License Agreement.

1.61    “Program Biological and Chemical Materials” means, on a Program-by-Program basis, any and all compositions of matter, cells, cell lines, assays, animal models, imaging agents, Patient Samples, Biomarkers and any other physical, biological or chemical material, that are Controlled by Prothena or its Affiliates and [***] the Collaboration Target or Collaboration Candidates under such Program (or the Development, Manufacture or Commercialization thereof), including physical embodiments of such Program’s Collaboration Candidates and any diagnostics intended for use with such Collaboration Candidates, in each case, (i) created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, in such Program or (ii) otherwise utilized by or on behalf of Prothena or its Affiliates in such Program. To the extent the Program Biological and Chemical Materials are created, conceived, discovered, first generated, invented, first made or first reduced to practice under a given Program, such Program Biological and Chemical Materials shall be “Program Know-How” hereunder, and to the extent the Program Biological and Chemical Materials are not created, conceived, discovered, first generated, invented, first made or first reduced to practice under a given Program, but are otherwise utilized in such Program, such Program Biological and Chemical Materials shall be “Prothena Collaboration Know-How” hereunder.

1.62    “Program IP” means, collectively:

(a)    “Program Know-How” which means any and all Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case (i) by or on behalf of [***], (ii) by or on behalf of [***] or (iii) by or on behalf of [***], but expressly excluding any Joint Program Know-How.

(b)    “Program Patents” which means any Patents Controlled by Prothena or its Affiliates that claim or cover any Program Know-How, but expressly excluding any Joint Program Patents.

1.63    “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term

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extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, re-examinations, derivations, post-grant proceedings and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.64    “Prothena Collaboration IP” means all Prothena Collaboration Know-How and Prothena Collaboration Patents.

1.65    “Prothena Collaboration Know-How” means any and all Know-How that is Controlled by Prothena or its Affiliates on or after the Effective Date that is (a) necessary or [***] to research, develop, make, have made, import, use, offer to sell, sell or otherwise exploit any Collaboration Target, Collaboration Candidate or Collaboration Product or (b) [***], including any Know-How related to diagnostics intended for use with any such Collaboration Candidate or Collaboration Product, but expressly excluding Joint Program Know-How and Program Know-How.

1.66    “Prothena Collaboration Patents” means any and all Patents that are Controlled by Prothena or its Affiliates on or after the Effective Date that claim or cover (a) any Collaboration Target, Collaboration Candidate or Collaboration Product, or the research, development, making, having made, import, use, offering to sell, selling or other exploitation of any of the foregoing, or (b) any Prothena Collaboration Know-How; but expressly excluding Joint Program Patents and Program Patents. Prothena Collaboration Patents shall include the Patents set forth on Schedule 1.66.

1.67    “Prothena IP” means the Prothena Collaboration Patents, the Prothena Collaboration Know-How, the Program Patents and the Program Know-How, as well as Prothena’s (and its Affiliates’) right, title and interest in and to the Joint Program IP.

1.68    “Prothena Platform Patent” means a Patent within the Prothena Collaboration Patents that [***] claims the Prothena Platform Technology.

1.69    “Prothena Platform Technology” means [***], which shall [***]; but in any case excluding [***].

1.70    “Registration Enabling Clinical Trial” means (a) a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), as amended, and is intended to (i) establish that the product is safe and efficacious for its intended use, (ii) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (iii) support Regulatory Approval for such product, or (b) a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than in the United States.

1.71    “Regulatory Approval” means all approvals, licenses and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a pharmaceutical or

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diagnostic product for a particular Indication in a country or region (including separate pricing or reimbursement approvals, as necessary), and including the approvals by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

1.72    “Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be (the “MHLW”) in Japan, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or diagnostic product, as applicable, in such country or region.

1.73    “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of MAAs, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical or diagnostic product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each MAA, including all Drug Master Files (if any), INDs and supplemental biologics license applications (sBLAs) and foreign equivalents of any of the foregoing.

1.74    “Related Antibody” means, with respect to a given Antibody, any (a) [***] or (b) [***], and in each case of (a) and (b), that [***].

1.75    “Research Extension Period” means the period commencing at the end of the Initial Research Term and ending on (i) the twelve (12) month anniversary of the end of the Initial Research Term, if the Initial Research Term is extended pursuant to Section 2.3.1, (ii) the twenty-four (24) month anniversary of the end of the Initial Research Term if the Initial Research Term is extended pursuant to Section 2.3.2, or (iii) the end of the extension period agreed to by the Parties, if the Initial Research Term is extended pursuant to Section 2.3.3.

1.76    “Research Plan” means, with respect to a given Program, a research and development plan (which may be developed and adopted by the JSC after the Effective Date, and may be amended from time to time by the JSC pursuant to Section 4.2.3) for the activities of the Collaboration that may be conducted by or on behalf of Prothena for such Program, (i) during the Research Term, with the goal of discovering, identifying, generating and developing Collaboration Candidates and Lead Candidates for the Collaboration Target under such Program, and Filing an IND with the FDA for a Phase 1 Clinical Trial for a Lead Candidate for such Collaboration Target, with a focus on the treatment of neurodegenerative conditions including Alzheimer’s disease, amyotrophic lateral sclerosis, progressive supranuclear palsy, frontotemporal dementia, Parkinson’s disease, corticobasal degeneration, chronic traumatic encephalopathy and other proteinopathies of such Collaboration Target, and (ii) during the Phase 1 Term for such Program, with the goal of advancing Development Candidates from such Program to completion of Phase 1 Clinical Trial.

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1.77    “Research Term” means the Initial Research Term plus, if applicable, the Research Extension Period.

1.78    “Target” means, with respect to a given Antibody and a given Collaboration Target, that such Antibody [***]; provided that, [***]. For the purposes of the “Target” definition, “[***]” means [***].

1.79    “Territory” means worldwide.

1.80    “Third Party” means any Person other than Prothena or Celgene that is not an Affiliate of Prothena or of Celgene.

1.81    “Third Party Claim” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.

1.82    “Third Party Damages” means all losses, costs, claims, damages, judgments, liabilities and expenses payable to a Third Party by a Party (or the Prothena Indemnitees or Celgene Indemnitees, as applicable) under a Third Party Claim (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation in connection therewith).

1.83    “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.84    “[***]” means [***].

1.85    “U.S. License Agreement” means a U.S. License Agreement in the form attached hereto as Exhibit B.

1.86    “Violation” means that Prothena or any of its officers or directors or any other Prothena personnel (or other permitted agents of Prothena performing activities hereunder including any of Prothena’s Affiliates, Third Party contractors and their respective officers and directors) has been: (1) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. 1320a-7(a) (http://oig.hhs.gov/exclusions/authorities.asp); (2) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (http://exclusions.oig.hhs.gov/) or otherwise excluded from contracting with the federal government (see the System for Award Management (formerly known as the Excluded Parties Listing System) at http://sam.gov/portal/public/SAM/); or (3) listed by any U.S. federal agency as being suspended, debarred, excluded or otherwise ineligible to participate in federal procurement or non-procurement programs, including under 21 U.S.C. 335a (http://www.fda.gov/ora/compliance_ref/debar/) (each of (1), (2) and (3) collectively the “Exclusions Lists”).

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1.87    Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
Active Immunotherapeutic Approaches	5.3.1
Agreement	Preamble
Alliance Manager	4.1.3
Alternative End of Phase 1 Date	1.28
Celgene	Preamble
Celgene Indemnitees	10.2
Celgene Phase 1 Know-How	2.5.3
Celgene Phase 1 Portion Participation Right	2.5.1(b)
Celgene Product	4.2.7
Celgene Proposed Terms	5.3.2
Clearance Date	3.2.2
Collaboration	2.1
Collaboration Non-Specific IP	8.2
Collaboration Material Transfer Agreement	2.9.1
Collaboration Specific IP	8.2
Competing Compound	5.1
Confirmation Notice	2.4.1
Cure Period	11.2.1
Disclosing Party	8.1
Discovery Portion	2.1
Dispute	12.7.2
DOJ	3.2.2
Effective Date	Preamble
Electronic Delivery	12.11
EMA	1.72
Excluded Claim	12.7.3(d)
Exclusion Lists	1.86
Existing Confidentiality Agreement	8.11
First Extended Research Term	2.3.1
Force Majeure	12.3
FTC	3.2.2
FDA	1.72
Grant	5.3.2
Grant Notice	5.3.2
HIPAA	1.4
HSR Act	1.3
HSR Filing	3.2.2
Implementation Date	3.2.2
IND Option	3.1.1
IND Option Exercise Fee	6.3.1
IND Option Exercise Notice	3.1.3(a)
Indemnitee	10.3
Indemnitor	10.3

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Definition:	Section:
Indirect Taxes	6.4.2(b)
Insolvency Event	11.4
Investment Agreements	6.2
Joint Program IP	7.6.4
Joint Program Know-How	7.6.4
Joint Program Patent	7.6.4
JSC	4.2.1
Manufacturing Committee	4.4.1
Material Receiving Party	2.9.1
MHLW	1.72
Negotiation Period	5.3.2
[***]	[***]
Notice Period	5.3.2
Officials	2.10.2
Option	3.1
Participation Term Extension	2.5.4
Party or Parties	Preamble
Patent Committee	4.3.1
Patent Liaison	4.1.4
Patent Strategy	4.3.4
Payee Party	6.4.2(b)
Paying Party	6.4.2(b)
Payment	2.10.2
Permitted Celgene Purpose	2.9.1
Phase 1 Data	1.55
Phase 1 Development Portion	2.1
Phase 1 Option	3.1.2
Phase 1 Option Exercise Fee	6.3.2
Phase 1 Option Exercise Notice	3.1.3(b)
Program Assets	3.1.5(a)
Program Know-How	1.62(a)
Program Patents	1.62(b)
Program Regulatory Materials	2.6.1(a)
[***]	[***]
Prothena	Preamble
Prothena Indemnitees	10.1
Publishing Party	8.8.1
Qualified Scientist	2.4.3
Receiving Party	8.1
Regulatory Transfer Date	2.6.1(b)
Right of First Negotiation	5.3.2
Scientific Panel	2.4.3
SEC	8.4.1(a)
Securities Regulators	8.6
Subcommittee	4.1.1(b)

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Definition:	Section:
Subcontracting Essential Provisions	2.7
Tax Benefit	6.4.2(c)
Term	11.1
Transferred Prothena Materials	2.9.1
Transferring Party	2.9.1
Upfront Payment	6.1

ARTICLE 2

COLLABORATION AND DEVELOPMENT

2.1    Collaboration Overview. Pursuant to this Agreement and as further provided in this Article 2, with respect to each Collaboration Target, (a) Prothena may conduct discovery activities with the goal of discovering, identifying and generating Collaboration Candidates that Target such Collaboration Target, and (b) Prothena may conduct pre-clinical Development activities (including comparator reference research and proprietary antibodies as required for the characterization of the Program antibodies) with respect to Collaboration Candidates with the goal of (i) identifying and further Developing Lead Candidates that Target such Collaboration Target and (ii) Filing an IND with the FDA for a Phase 1 Clinical Trial for a Lead Candidate for such Collaboration Target, and with a focus on the treatment of neurodegenerative conditions including Alzheimer’s disease, amyotrophic lateral sclerosis, progressive supranuclear palsy, frontotemporal dementia, Parkinson’s disease, corticobasal degeneration, chronic traumatic encephalopathy and other proteinopathies of a Collaboration Target (clauses (a) and (b), the “Discovery Portion”), (c) if Celgene exercises its IND Option with respect to a given Program as more specifically provided in Article 3, then Prothena may conduct further Development activities with the goal of advancing Development Candidates that Target the applicable Collaboration Target to completion of Phase 1 Clinical Trial, and with a focus on the treatment of neurodegenerative conditions including Alzheimer’s disease, amyotrophic lateral sclerosis, progressive supranuclear palsy, frontotemporal dementia, Parkinson’s disease, corticobasal degeneration, chronic traumatic encephalopathy and other proteinopathies of a Collaboration Target (clause (c), the “Phase 1 Development Portion”) ((a), (b) and (c), the “Collaboration”). In addition, (x) in the event that Celgene exercises its IND Option with respect to one or more Programs as more specifically provided in Article 3, then the Parties shall enter into U.S. License Agreement for such Program(s) and (y) in the event that Celgene exercises its Phase 1 Option for one or more Programs as more specifically provided in Article 3, the Parties shall enter into a Global License Agreement for such Program(s).

2.2    Program Development.

2.2.1    Generally.

(a)    During the Research Term, for each Collaboration Target, Prothena may conduct discovery activities to characterize, identify and generate Antibodies to become Collaboration Candidates that Target such Collaboration Target, and thereafter may pre-clinically Develop Collaboration Candidates to identify Lead Candidates that Target such Collaboration Target and File an IND with the FDA for a Phase 1 Clinical Trial for such Lead Candidates. In connection therewith, Prothena shall provide regular updates to Celgene at JSC meetings in

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accordance with Section 4.2, including providing reasonable data and information related to the Collaboration Targets and Collaboration Candidates for purposes of informing Celgene of the progress of the Programs and enabling robust discussions regarding the Programs.

(b)    In the event that Celgene exercises its IND Option with respect to a given Program, then during the Phase 1 Term for such Program, Prothena may conduct further Development activities with respect to the Development Candidates from such Program through completion of the Phase 1 Clinical Trial. In connection therewith, Prothena shall provide regular updates to Celgene at JSC meetings in accordance with Section 4.2, together with all material data and information in Prothena’s and its Affiliates’ possession relating to such Development Candidates for such Program and the applicable Collaboration Target.

(c)    To the extent that Prothena, at its discretion, conducts a Program, Prothena shall be responsible for the Manufacture of Collaboration Candidates and Collaboration Products for use in such Program, and the associated costs, in connection therewith.

(d)    If Prothena conducts Development activities under the Collaboration, Prothena may provide to Celgene a Research Plan, if any, and any updates thereto promptly after any modifications to a Research Plan are made; provided that activities conducted with respect to each separate Collaboration Target shall be considered as separate Program under a Research Plan. For the avoidance of doubt, if any Development activities are undertaken by or on behalf of Prothena or its Affiliates for a given Collaboration Target, or for Antibodies that Target a given Collaboration Target, then such activities shall be deemed to be undertaken under the Program for such Collaboration Target pursuant to this Agreement (and such Antibodies shall be deemed to be “Collaboration Candidates” for such Program), even if such activities are not included in a Research Plan. Prothena shall be responsible for research strategy and the conduct of activities under any Research Plan during the Research Term.

(e)    For the avoidance of doubt, (i) each Collaboration Target shall only be the subject of a single Program and (ii) each Program shall only include activities conducted with respect to one Collaboration Target.

2.2.2    Discovery Portion.

(a)    Collaboration Candidate Research. During the Research Term, Prothena shall notify Celgene, on a regular basis at JSC meetings, of Collaboration Candidates identified by or on behalf of Prothena or its Affiliates in the course of its ongoing research activities pursuant to a Program, as well as any material developments or new material data or information relating to previously identified Collaboration Candidates. The identity of such Collaboration Candidates shall be included in the minutes of the JSC meeting.

(b)    Lead Candidate Designation. During the Research Term, Prothena shall notify Celgene, on a regular basis at JSC meetings, of Collaboration Candidates identified by or on behalf of Prothena or its Affiliates in the course of its ongoing research activities pursuant to a Program that satisfies the Lead Candidate Criteria, as well as notify Celgene with respect to material developments or new data or information in Prothena’s (or its Affiliates’) possession relating to such Lead Candidates. The identity of such Lead Candidates shall be included in the

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minutes of the JSC meeting. The Lead Candidate Criteria for the Collaboration Target described in Section 1.16(i) (i.e., Tau) shall be determined by the JSC within [***] ([***]) days after the Effective Date, and for each other Collaboration Target, at such time as the JSC agrees, but in no event later than [***] of the Effective Date. The Lead Candidate Criteria for each Collaboration Target may be amended from time to time by the JSC. For clarity, there may be more than one Lead Candidate for a given Program.

(c)    IND Filing. Subject to Section 2.6, Prothena shall provide to Celgene (i) at least [***] ([***]) days prior to the expected filing of an IND for a particular Lead Candidate, [***], and a copy of the proposed draft IND, and Prothena shall consider in good faith any comments of Celgene with respect thereto, (ii) a final copy of the IND within [***] ([***]) days after filing the IND, and (iii) any communications to and from any Regulatory Authority with respect to such IND promptly following receipt or submission of such communications, as applicable. Prothena shall not (and Prothena shall ensure that its Affiliates do not) file any INDs with respect to any Collaboration Candidates under any Program other than Lead Candidates.

(d)    IND Data Package. Within [***] ([***]) days after Filing of the first IND with the FDA for a Lead Candidate from a given Program ([***]), Prothena shall provide to Celgene (or a Third Party advisor designated by Celgene) the IND Data Package for such Program (which, for clarity, shall specify all then-existing Lead Candidates from such Program). If Celgene designates a Third Party advisor to receive the IND Data Package, such Third Party advisor shall, prior to receiving such IND Data Package, be bound by confidentiality obligations and restrictions on use consistent with those set forth in Article 8. Upon receipt of the complete IND Data Package, Celgene (or its designee) shall review such IND Data Package, and Celgene (or its designee) shall notify Prothena, no later than [***] ([***]) days after receiving such IND Data Package, of [***]. If [***], the IND Option Term with respect to such Program shall [***].

2.2.3    Phase 1 Development Portion.

(a)    Conduct of Phase 1 Clinical Studies. In the event that Celgene exercises its IND Option for a given Program, then (i) the Phase 1 Development Portion of the Collaboration may commence with respect to the Development Candidates from such Program, (ii) Prothena may commence one or more Phase 1 Clinical Trials for such Program, and (iii) Prothena may update a Research Plan for such activities. Subject to Section 2.5, Prothena shall be responsible for the clinical strategy and conduct of such Phase 1 Clinical Trials. For the avoidance of doubt, if Celgene has exercised its IND Option for a given Program, the Phase 1 Development Portion of the Collaboration with respect to such Program may continue beyond the end of the Research Term until delivery of the Phase 1 Data Package for such Program.

(b)    Phase 1 Data Package. If a Phase 1 Clinical Trial is conducted for a Development Candidate in a given Program, within [***] ([***]) days after Data Lock for the applicable Clinical Trial ([***]), Prothena shall provide to Celgene (or a Third Party advisor designated by Celgene) the Phase 1 Data Package for such Program. If Celgene designates a Third Party advisor to receive the Phase 1 Data Package, such Third Party advisor shall, prior to receiving such Phase 1 Data Package, be bound by confidentiality obligations and restrictions on use consistent with those set forth in Article 8. Upon receipt of the complete Phase 1 Data Package, Celgene (or its designee) shall review such Phase 1 Data Package, and Celgene (or its designee)

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shall, no later than [***] ([***]) days after receiving such Phase 1 Data Package, notify Prothena of [***]. If [***], the Phase 1 Option Term with respect to such Program shall [***]. For the avoidance of doubt, with respect to a given Program, during the period from the end of the End of Phase 1 Date until the end of the Phase 1 Option Period for such Program, no further activities shall be conducted by or on behalf of Prothena with respect to such Program (including the Collaboration Target, Collaboration Candidates or Collaboration Product thereunder), unless agreed to by Celgene in writing (such agreement not to be unreasonably withheld).

(c)    Final Study Report. As soon as possible, but in all cases within [***] ([***]) months after Data Lock for the applicable Clinical Trial, Prothena shall provide to Celgene (or a Third Party advisor designated by Celgene) the final study report for the Phase 1 Clinical Trial for such Program (which shall be prepared in accordance with customary practice that meets the standards of ICH Topic E3 of ICH Guidelines for Structure and Content of Clinical Study Reports dated July 1996).

2.2.4    Costs. Prothena shall be solely responsible for any and all costs and expenses in connection with the performance, in its discretion, of any Program, except for any activities undertaken by Celgene pursuant to Section 2.5 for such Program.

2.2.5    Records; Results.

(a)    Prothena (with respect to all Development and Manufacturing activities conducted by or on behalf of it hereunder) and, if Celgene conducts a Phase 1 Clinical Trial pursuant to Section 2.5 under a Program, Celgene (with respect to such Phase 1 Clinical Trial conducted pursuant to Section 2.5) shall maintain (and shall cause their Affiliates to maintain) complete, current and accurate records of all such activities, and all data and other information resulting from such activities, and such Party shall retain the same for a period of no less than [***] ([***]) years from their creation (or such longer period of time as may be required by Applicable Law). Such records shall fully and properly reflect all work done and results achieved in the performance of such activities in good scientific manner appropriate for regulatory and patent purposes, and shall be prepared and maintained in accordance with Applicable Law, including, as applicable, ICH GCP, GLP and GMP record keeping requirements where applicable. Prothena (with respect to all studies, including Clinical Trials and all IND-enabling studies, conducted by or on behalf of it hereunder) and, if Celgene conducts a Phase 1 Clinical Trial pursuant to Section 2.5 under a Program, Celgene (with respect to such Phase 1 Clinical Trial conducted pursuant to Section 2.5) shall document such studies in formal written study records according to Applicable Laws, including national and international guidelines such as, to the extent applicable, ICH, GCP, GLP and GMP. Each Party shall have the right to review and copy such records as reasonably requested by such Party.

(b)    At least [***] ([***]) Business Days in advance of each JSC meeting, (i) Prothena shall provide the JSC written progress reports on the status of any activities undertaken by or on behalf of Prothena under each Program including (a) the identification of any Collaboration Candidates and potential Lead Candidates and Development Candidates, and (b) reasonably detailed summaries of data associated with the activities with respect to each Program and (ii) if Celgene conducts a Phase 1 Clinical Trial pursuant to Section 2.5 under a Program, Celgene shall provide the JSC written progress report on the status of any activities undertaken

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with respect to such Phase 1 Clinical Trial conducted pursuant to Section 2.5, including reasonably detailed summaries of data associated with the activities with respect to such Phase 1 Clinical Trial. In addition, in furtherance of the Collaboration, Prothena shall provide Celgene such other data and information regarding the Programs, the Collaboration Targets and Collaboration Candidates as Celgene may reasonably request.

2.2.6    Activities Under Collaboration. Prothena may (in its discretion) conduct (or have conducted) Development activities during the Research Term for Antibodies that Target a Collaboration Target only pursuant to a Program under this Agreement, and subject to Celgene’s Options hereunder.

2.3    Research Term Extension.

2.3.1    Extension by Celgene. Celgene shall have the right, in its sole discretion, to extend the Research Term for an additional twelve (12) months from the end of the Initial Research Term (the Initial Research Term as extended by such additional twelve (12) month period, the “First Extended Research Term”) by providing Prothena with written notice of such election no later than [***] ([***]) days prior to the end of the Initial Research Term and by paying Prothena an extension fee of Ten Million Dollars ($10,000,000) within [***] ([***]) days after delivery of such notice.

2.3.2    Additional Extension by Celgene. In the event that Celgene exercises its extension right pursuant to Section 2.3.1, then Celgene shall have the additional right, in its sole discretion, to extend the Research Term for an additional twelve (12) months from the end of the First Extended Research Term (for a total of twenty-four (24) months beyond the Initial Research Term) by providing Prothena with written notice of such election no later than [***] ([***]) days prior to the end of the First Extended Research Term and by paying Prothena an extension fee of Ten Million Dollars ($10,000,000) within [***] ([***]) days after delivery of such notice.

2.3.3    Extension by Mutual Agreement. Without limiting Celgene’s rights under Section 2.3.1 and 2.3.2, the Parties may mutually agree in writing (in each Party’s discretion) to extend the Research Term. In such case, the Parties shall agree to the specific period of time that the Research Term will be extended.

2.4    Disputes Regarding Antibodies and Lead Candidates.

2.4.1    Antibodies. If [***] during the Research Term either Party has a reasonable belief that an Antibody that is being researched or Developed by or on behalf of Prothena (or its Affiliates) Targets a given Collaboration Target, and wishes to confirm whether or not such Antibody Targets such Collaboration Target, then either Party may issue a notice to the other Party with respect thereto (a “Confirmation Notice”). The Parties shall discuss in good faith for a period of [***] ([***]) days whether or not such Antibody Targets the applicable Collaboration Target. In the event that the Parties do not agree in writing within such [***] ([***]) day period whether or not such Antibody Targets the applicable Collaboration Target, either Party may issue a written notice to the other Party requesting the independent evaluation described in Section 2.4.3. [***]

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2.4.2    Lead Candidates. If during the Research Term either Party wishes to determine whether or not a given Collaboration Candidate satisfies the Lead Candidate Criteria, then either Party may issue a notice to the other Party with respect thereto. The Parties shall discuss in good faith for a period of [***] ([***]) days whether or not such Collaboration Candidate satisfies the Lead Candidate Criteria. In the event that the Parties do not agree in writing within such [***] ([***]) day period whether or not such Collaboration Candidate satisfies the Lead Candidate Criteria, either Party may issue a written notice to the other Party requesting the independent evaluation described in Section 2.4.3. [***]

2.4.3    Scientific Panel. In the event that either of the Parties wishes to have a panel of three Qualified Scientists appointed as provided in this Section 2.4 (each such panel of three Qualified Scientists, a “Scientific Panel”) to determine whether or not (i) a given Antibody that is being Developed by or on behalf of Prothena (or its Affiliates) Targets a given Collaboration Target or (ii) a given Collaboration Candidate satisfies the Lead Candidate Criteria, then in each such case the Parties agree to the procedure as provided in this Section 2.4.3. Within [***] ([***]) days following any such request for a Scientific Panel, [***] shall [***] and, if [***]. Each Scientific Panel shall act as follows: (1) [***]; (2) [***]; and (3) [***]. The Scientific Panel shall [***]. The [***] shall be [***]. For purposes of this Agreement, “Qualified Scientist” shall mean any scientist (A) [***], and (B) [***]. Notwithstanding the foregoing, in no event shall a Party be entitled to request that a Scientific Panel review any specific matter for which a Scientific Panel has previously rendered a decision.

2.5    Celgene Phase 1 Portion Participation Right.

2.5.1    Phase 1 Portion Participation Right.

(a)    At the final meeting of the JSC prior to expiration of the Term (but in any case at least [***] ([***]) days prior to expiration of the Term) or at any time prior thereto at the written request of Celgene from time to time, with respect to any Programs for which Celgene has exercised its IND Option but for which the Phase 1 Option Term has not yet expired, Prothena shall (a) prepare and provide to Celgene a written list setting forth the Collaboration Target under any such Program and all Lead Candidates and Development Candidates that Target the Collaboration Target under the applicable Program, (b) prepare and provide to Celgene a summary of the status of the Development activities under any such Program and (c) provide to Celgene all available data and information then in Prothena’s (or its Affiliates’) Control related to the Collaboration Target, Lead Candidates and/or Development Candidates under any such Program, including a summary of [***] as well as the status of and information related to any Phase 1 Clinical Trial. Upon request by Celgene the Parties shall promptly meet to discuss each such Collaboration Target (including the Lead Candidates and Development Candidates under the applicable Program) and data and information relating thereto as provided to Celgene pursuant to this Section 2.5.1(a).

(b)    Following exercise of its IND Option for a given Program, Celgene shall have the right, at its discretion upon written notice to Prothena, to take over such Program (as and to the extent determined by Celgene, on a Program-by-Program basis) to continue the Development of Collaboration Candidates and Collaboration Products under such Program to completion of the Phase 1 Clinical Trial (the “Celgene Phase 1 Portion Participation Right”).

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If Celgene decides to take over such Program, then in the event that any Phase 1 Clinical Trial has been commenced by or on behalf of Prothena as of the time Celgene exercises its Celgene Phase 1 Portion Participation Right, the Parties will coordinate in good faith the conduct of such Phase 1 Clinical Trial, which may include, at Celgene’s written request, the transition of the conduct of such Phase 1 Clinical Trial to Celgene or wind-down of such Phase 1 Clinical Trial (in accordance with Applicable Law and ethical standards applicable to such Phase 1 Clinical Trial). In the event that Celgene exercises its Celgene Phase 1 Portion Participation Right with respect to one or more Programs, then the following shall apply:

(i)    Prothena shall transition such Program to Celgene (or its designee) as and to the extent reasonably requested by Celgene, including by providing to Celgene (or its designee) all Program Biological and Chemical Materials necessary [***] for Celgene to continue activities under such Program to completion of the Phase 1 Clinical Trial for such Program, as well as providing access to the physical embodiments of all Prothena IP, that is necessary [***] for Celgene to continue such activities under such Program;

(ii)    except as otherwise directed by Celgene, and subject to completion of the transfer to Celgene of the Program Regulatory Materials pursuant to Section 2.6.1(b) and the safety database and other safety information pursuant to Section 2.6.3, Prothena shall reasonably promptly wind-down and cease activities under such Program;

(iii)    Subject to the terms and conditions of this Agreement, Prothena shall grant, and hereby does grant to Celgene, a non-exclusive, worldwide, fully paid-up, royalty-free right and license, with the right to grant sublicenses (through multiple tiers), under the Prothena IP solely to Develop Collaboration Candidates and Collaboration Products under such Program to completion of a Phase 1 Clinical Trial for such Collaboration Candidates and Collaboration Products.

(iv)    Prothena shall use reasonable efforts to supply to Celgene ([***]), or if Prothena is not manufacturing ([***]) Collaboration Product to cooperate with Celgene [***] supply of, Collaboration Product for Celgene’s conduct of the Phase 1 Clinical Trial for such Program;

(v)    all matters related to such Program shall continue to be within the purview of the JSC or any Subcommittee until such time as Celgene exercises its Phase 1 Option for such Program provided that [***];

(vi)    Celgene shall be solely responsible for any costs incurred by it (or its Affiliates) in its conduct of any Phase 1 Clinical Trial pursuant to the Celgene Phase 1 Portion Participation Right; and

(vii)    Celgene shall use Commercially Reasonable Efforts to commence and conduct such Phase 1 Clinical Trial;

(viii)    the provisions of Section 3.2 shall apply, mutatis mutandis, as applicable.

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(c)    In the event that Celgene exercises its Celgene Phase 1 Portion Participation Right for a given Program, at the request of either Party, the Parties shall negotiate in good faith and enter into an appropriate agreement to document the rights granted to Celgene pursuant to this Section 2.5.1.

(d)    In the event that Prothena determines to abandon or cease a given Program during the Phase 1 Development Portion, then Prothena shall notify Celgene thereof in writing (and Prothena shall not abandon or cease such Program for a period of [***] ([***]) days thereafter), and if Celgene thereafter notifies Prothena in writing within [***] ([***]) days of receipt by it of Prothena’s notice that Celgene intends to exercise its Celgene Phase 1 Portion Participation Right for such Program, then the provisions of this Section 2.5.1 shall apply with respect to such Program, mutatis mutandis.

2.5.2    Phase 1 Option. In the event that (i) Celgene exercises its Celgene Phase 1 Portion Participation Right for a given Program, and (ii) Celgene completes a Phase 1 Clinical Trial with respect to a Lead Candidate from such Program, then Celgene shall notify Prothena of Data Lock for such Phase 1 Clinical Trial and Prothena shall provide a Phase 1 Data Package to Celgene for such Program within [***] ([***]) days after the Data Lock for such Phase 1 Clinical Trial in accordance with this Agreement (provided that, for clarity, Prothena shall not be required to include in the Phase 1 Data Package any Phase 1 Data generated by Celgene in the performance of such Phase 1 Clinical Trial). Celgene shall have the right to exercise its Phase 1 Option with respect to such Program as set forth in Article 3 (including entering into a Global License Agreement for such Program with Prothena), with the date that Prothena so delivers the complete Phase 1 Data Package for such Program being deemed be the End of Phase 1 Date for such Program, and the provisions of Article 3 shall apply in connection therewith, mutatis mutandis. For the avoidance of doubt, no additional amounts shall be payable by Celgene upon exercise by Celgene of the Celgene Phase 1 Portion Participation Right, and the Phase 1 Option Exercise Fee shall only be payable if, and when, Celgene determines to exercise its Phase 1 Option for such Program as set forth in Article 3.

2.5.3    Data and other Know-How. For clarity, the data and other Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, [***], and all intellectual property rights therein, shall, as between the Parties, be owned by Celgene (“Celgene Phase 1 Know-How”), and [***].

2.5.4    Continuation of Agreement. In the event that Celgene exercises its Celgene Phase 1 Portion Participation Right under this Section 2.5 with respect to one or more Programs, then, unless this Agreement is otherwise terminated in accordance with Article 11, the Term shall continue with respect to the applicable Programs until the end of the Phase 1 Option Term for such Program (“Participation Term Extension”) and the provisions of this Agreement shall continue with respect to the applicable Programs during the Participation Term Extension to allow Celgene to exercise its rights as set forth in this Section 2.5 (including the terms related to Celgene’s Options in connection with such Program). Notwithstanding the foregoing, if the Parties enter into a Global License Agreement for a given Program, then the Participation Term Extension for such Program shall automatically end and this Agreement shall no longer apply with respect to such Program (except as otherwise expressly set forth herein). If the Participation Term Extension extends beyond the periods for which the provisions of Section 5.1 applies, then the provisions of

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Section 5.1 shall continue to apply for the duration of the Participation Extension Term, but solely with respect to the Collaboration Target that is the subject of the Program(s) for which Celgene exercised its rights under this Section 2.5.

2.6    Regulatory Responsibilities.

2.6.1    Regulatory Materials.

(a)    On a Program-by-Program basis, commencing on the Effective Date until the Regulatory Transfer Date, Prothena shall have the right, in consultation with Celgene, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development and Manufacture of any Collaboration Candidates and Collaboration Products for such Program (collectively, the “Program Regulatory Materials”), and to interact with Regulatory Authorities in connection with the Development and Manufacture of any Collaboration Candidates and Collaboration Products for such Program. Prothena will provide Celgene with a reasonable opportunity to comment substantively on all material Regulatory Materials prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Celgene, including with respect to filing strategy. In addition, Prothena will allow Celgene or its representative to attend any and all meetings with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority.

(b)    If Celgene exercises its Phase 1 Portion Participation Right for a given Program, then immediately after such exercise, Prothena shall initiate the transfer of all Program Regulatory Materials, including for clarity any IND for the relevant Collaboration Candidates and/or Collaboration Products that are the subject of such Program to Celgene. The date on which such Program Regulatory Materials are transferred to Celgene shall be the “Regulatory Transfer Date” for such Program. Thereafter, Celgene shall have the right, in consultation with Prothena, to prepare, file, and maintain such Program Regulatory Materials, and to interact with Regulatory Authorities in connection with the Development and, as applicable, Manufacture of such Collaboration Candidates and Collaboration Products for such Program in accordance with the terms and conditions of Section 2.5. Additionally, with respect to any Phase 1 Clinical Trial conducted by Celgene pursuant to Section 2.5, Celgene will provide Prothena with a reasonable opportunity to comment substantively on all material Program Regulatory Materials prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Prothena, including with respect to filing strategy. In addition, with respect to any Phase 1 Clinical Trial conducted by Celgene pursuant to Section 2.5, Celgene will allow Prothena or its representative to attend any and all meetings with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority. For clarity, if the Regulatory Transfer Date does not occur prior to the expiration of the Option Term for such Program, Section 2.6.1(a) (and not this Section 2.6.1(b)) shall apply.

2.6.2    Right of Reference. On a Program-by-Program basis, Celgene (and its designees) shall have, and Prothena (on behalf of itself and its Affiliates) hereby grants to Celgene (and its designees), access and a right of reference (without any further action required on the part of Prothena or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all Regulatory Materials (including any Regulatory Approvals) with respect

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to Collaboration Candidates or Collaboration Products, and all data contained or referenced in any such Regulatory Materials (including any Regulatory Approvals), for Celgene (and its designees) solely to the extent necessary for Celgene to exercise its rights and perform hereunder.

2.6.3    Safety Information. On a Program-by-Program basis, commencing on the Effective Date until the expiration of the Option Term for such Program, Prothena shall be responsible for reporting, in accordance with Applicable Law, all safety information to Regulatory Authorities with respect to the Programs (unless Celgene exercises its Celgene Phase 1 Portion Participation Right pursuant to Section 2.5.1, in which case Celgene shall be so responsible with respect to any Phase 1 Clinical Trial conducted pursuant to Section 2.5). Prothena (or Celgene, if it exercises its Phase 1 Portion Participation Right, with respect to any conduct of the Phase 1 Clinical Trial pursuant to Section 2.5) shall, to the extent permitted by Applicable Law, (a) promptly provide the other Party with all safety information related to serious adverse events (as defined and within the time periods required under the relevant Clinical Trial protocol, if applicable) [***] and (b) provide the other Party with all other information concerning the pharmaceutical safety of each Lead Candidate at least once per [***].

2.6.4    License Agreement. In the event that a U.S. License Agreement (but no Global License Agreement) is entered into with respect to a given Program, then the provisions of such U.S. License Agreement shall control with respect to regulatory responsibilities with respect to such Program in the United States. In the event that a Global License Agreement is entered into with respect to a given Program, then the provisions of such Global License Agreement shall control with respect to regulatory responsibilities with respect to such Program worldwide.

2.7    Subcontracting. Subject to the terms of this Agreement, each Party shall have the right to engage Affiliates or Third Party subcontractors to perform its obligations under this Agreement. Such Party shall ensure that any such Affiliate or subcontractor shall [***] and shall perform such work consistent with the terms of this Agreement; provided, however, that any Party engaging an Affiliate or a Third Party subcontractor hereunder shall remain fully responsible and obligated for such activities. In addition, to the extent a Party engages an Affiliate or a Third Party subcontractor to perform any activities under a Program, such Party shall in all cases (i) [***]; provided that if (a) [***] and (b) [***], then [***]; and (ii) with respect to [***], obtain Control of any and all other Know-How and Patent Rights which are otherwise used in the performance of such activities, as more particularly described in Section 7.6. The Party engaging an Affiliate or Third Party subcontractor shall ensure that such Affiliate or Third Party subcontractor, as applicable, complies with all applicable provisions of this Agreement, including Sections 2.2.5, 2.8, 2.10, 7.6 and Article 8 (the “Subcontracting Essential Provisions”). Without limiting the foregoing, prior to subcontracting to any subcontractor for the performance of any portion of a Program, each Party shall (i) notify the other Party in writing thereof, and (ii) have entered into a written agreement with such subcontractor that complies with the terms and conditions of this Agreement, including the Subcontracting Essential Provisions (and such Party shall, upon the other Party’s request, provide a true, correct and complete copy of each agreement promptly after such agreement is entered into; provided that such agreement may be redacted to the extent not related to the Program). Each Party hereby expressly waives any requirement that the other Party exhaust any right, power or remedy, or proceed against any subcontractor for any obligation or performance hereunder, prior to proceeding directly against such Party with respect to any failure of such Party to perform its obligations under this Agreement through such subcontractor.

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2.8    Audit. Celgene shall have the right, at its own cost, to audit and inspect the activities conducted by or on behalf of Prothena under the applicable Programs and, if Celgene exercises its Celgene Phase 1 Portion Participation Right with respect to a given Program, Prothena shall have the right, at its own cost, to audit and inspect the activities conducted by or on behalf of Celgene with respect to the Phase 1 Clinical Trial conducted pursuant to Section 2.5 for such Program, which, in each case, shall include the right to access records and facilities as reasonably requested by the auditing Party (and in any event on not less than [***] ([***]) days’ notice) to confirm compliance with the requirements of, and performance under, this Agreement. Such audit and inspection shall not be performed more than [***] and shall be reasonably coordinated in advance between the Parties.

2.9    Material Transfer.

2.9.1    Transfer. On a Program-by-Program basis, commencing on the Effective Date until the expiration of the Research Term (or expiration of the Option Term for such Program, if later), Prothena shall transfer to Celgene certain biological or chemical materials (including Patient Samples) created or utilized hereunder, including reasonably sufficient quantities of any Collaboration Candidates and Collaboration Products (the “Transferred Prothena Materials”), in each case, that are reasonably requested by Celgene to the extent necessary or reasonably useful for the following purposes (the “Permitted Celgene Purposes”): (i) to determine whether a given Collaboration Candidate may be a Lead Candidate pursuant to Section 2.2.2(b), (ii) to evaluate whether to exercise its Options with respect to such Program, (iii) [***] and (iv) for such other purposes as may be agreed to by the Parties in writing. Celgene shall be the “Material Receiving Party” and Prothena shall be the “Transferring Party” for the Transferred Prothena Materials. For the avoidance of doubt, this Section 2.9.1 shall not apply to any transfers of materials or data as part of Celgene’s exercise of its Celgene Phase 1 Portion Participation Right (or otherwise under any U.S. License Agreement or Global License Agreement). All transfers of such Transferred Prothena Materials by the Transferring Party to the Material Receiving Party shall be documented in a material transfer agreement in a form to be agreed upon in good faith by the Parties, which agreement shall contain customary material transfer agreement provisions contained in agreements for the transfer of similar materials in the pharmaceutical industry or otherwise as necessary to comply with obligations to Third Parties (if applicable), and shall set forth the type and name of the Transferred Prothena Material transferred, the amount of the Transferred Prothena Material transferred and the date of the transfer of such Transferred Prothena Material (each, a “Collaboration Material Transfer Agreement”). The Material Receiving Party shall only use the Transferred Prothena Materials provided pursuant to this Section 2.9.1 for the Permitted Celgene Purposes and the Material Receiving Party agrees that such Transferred Prothena Materials shall be used in compliance with Applicable Law and the terms and conditions of the material transfer agreement and this Agreement. The data that is generated by the Material Receiving Party pursuant to the Permitted Celgene Purposes under this Section 2.9.1 shall be deemed to be Program Know How; provided that Prothena shall grant, and hereby does grant, to Celgene a fully-paid up, royalty-free, worldwide, nonexclusive license (with the right to grant sublicenses through multiple tiers) to use such Program Know-How for [***].

2.9.2    License; Ownership. At the time the Transferring Party provides the Transferred Prothena Materials to the Material Receiving Party as provided herein and to the extent not separately licensed under this Agreement, subject to the terms and conditions of this

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Agreement, the Transferring Party shall grant, and hereby grants, to the Material Receiving Party a non-exclusive license under the Patents and Know-How Controlled by the Transferring Party necessary to use such Transferred Prothena Materials solely for the Purposes. Except as otherwise provided under this Agreement (or a U.S. License Agreement or Global License Agreement, as applicable), all such Transferred Prothena Materials delivered by the Transferring Party to the Material Receiving Party shall remain the sole property of the Transferring Party, shall only be used by the Material Receiving Party in furtherance of the Purposes, and, subject to Article 11, shall be returned to the Transferring Party or destroyed, in the Transferring Party’s sole discretion, upon the earliest of (i) termination of this Agreement, (ii) completion of the Purposes, or (iii) discontinuation of the use of such Transferred Prothena Materials by the Material Receiving Party. With respect to Transferred Prothena Materials transferred pursuant to Section 2.9.1, the Material Receiving Party shall cause the Transferred Prothena Materials not to be delivered to any Third Party without the prior written consent of the Transferring Party unless such Third Party is a Third Party subcontractor as set forth in Section 2.7.

2.10    Compliance Provisions. With respect to any activities conducted by or on behalf of a Party under this Agreement, the following shall apply:

2.10.1    General. To the extent that activities are conducted by or on behalf of a Party or its Affiliates pursuant to this Agreement, including all Development and Manufacturing of Collaboration Candidates and Collaboration Products, such Party shall [***] that such activities are conducted in compliance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP), and good business ethics, and such Party will promptly notify the other Party in writing after it becomes aware of any deviations from any of the foregoing. In addition, each Party hereby certifies that it has not employed or otherwise used in any capacity, and will not employ or otherwise use in any capacity, the services of any Person (i) debarred under United States law (including Section 21 USC 335a) or any foreign equivalent thereof or (ii) that is the subject of an FDA debarment investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), in each case, in performing any portion of the activities hereunder, including any Development and Manufacturing of Collaboration Candidates and Collaboration Products. Each Party will notify the other Party in writing immediately if any such debarment occurs or comes to its attention, and will, with respect to any person or entity so debarred promptly remove such person or entity from performing any such activities, function or capacity related to any such activities.

2.10.2    Governments and International Public Organizations. Neither Party will make any payment (and each Party shall ensure that its Affiliates and subcontractors do not make any payment), either directly or indirectly, of money or other assets, including any compensation such Party derives from this Agreement (hereinafter collectively referred to as a “Payment”), to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (hereinafter collectively referred to as “Officials”) where such Payment would constitute a violation of any Applicable Law. In addition, regardless of legality, neither Party will make any Payment (and will ensure that its Affiliates and subcontractors make no payment), either directly or indirectly to Officials if such Payment is for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of a Party’s business.

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2.10.3    No Authority. Each Party acknowledges that no employee of the other Party or its Affiliates will have authority to give any direction, either written or oral, relating to the making of any commitment by such Party or its agents to any Third Party in violation of terms of this or any other provisions of this Agreement.

2.10.4    Exclusions Lists. Prothena, and Celgene if it conducts any Development under this Agreement pursuant to Section 2.5, will not use (and will cause its Affiliates and subcontractors not to use) in the performance of the Program any Person (including any employee, officer, director or Third Party contractor) who is (or has been) on the Exclusions List, or who is (or has been) in Violation, in the performance of any activities hereunder. [***] After the execution of this Agreement, Prothena, and Celgene if it conducts any Development under this Agreement pursuant to Section 2.5, will notify the other Party in writing immediately if any such Violation occurs or comes to its attention.

2.10.5    Personal Data. Prothena, and Celgene if it conducts any Development under this Agreement pursuant to Section 2.5, shall ensure that all Personal Data is processed in accordance with Applicable Laws, including the fair and lawful collection and processing of such Personal Data, the disclosure of such Personal Data to Celgene in accordance with this Agreement and the transfer of such Personal Data (including any transfer from inside the EEA to outside the EEA). Prothena, and Celgene if it conducts any Development under this Agreement pursuant to Section 2.5, shall promptly notify the other Party if it becomes aware that any data provided to the other Party is inaccurate or has been unlawfully obtained or processed or, where consent to process Personal Data has been provided, consent is withdrawn or such Party becomes aware that consent may not be reliable.

2.11    Global License Agreement. Notwithstanding the foregoing provisions of this Article 2, if a Global License Agreement is entered into with respect to a given Program, then, except as otherwise expressly set forth in such Global License Agreement, Prothena’s conduct of the Program hereunder shall cease, and the provisions of such Global License Agreement shall control with respect to such Program.

ARTICLE 3

OPTIONS

3.1    Option Grant. Subject to the terms and conditions of this Agreement, on a Program-by-Program basis, Prothena hereby grants to Celgene the following exclusive options (each, an “Option”):

3.1.1    IND Option. Prothena hereby grants to Celgene an exclusive Option, exercisable at any time during the applicable IND Option Term, in Celgene’s sole discretion, to enter into a U.S. License Agreement with respect to such Program (including all applicable Collaboration Candidates and Collaboration Products thereunder) on the terms and conditions set forth in the U.S. License Agreement (the Option pursuant to this Section 3.1.1 for a given Program, the “IND Option”). For the avoidance of doubt, (i) Celgene shall not be required to exercise any IND Option, even if an IND is Filed for such Program and (ii) if Celgene determines to exercise its IND Option for a given Program, Celgene shall only be required to exercise its IND Option for a given Program one (1) time (and shall only be required to pay the IND Option Exercise Fee for

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such Program one (1) time) regardless of the number of Collaboration Candidates, Lead Candidates and Development Candidates under such Program. Prothena acknowledges and agrees that all IND Options granted by Prothena to Celgene as set forth herein will be granted by Prothena exclusively to Celgene until the end of the applicable IND Option Term, and Prothena shall not (and shall procure that its Affiliates do not) grant any options (or other rights) to any other Person that would conflict with or are inconsistent with the IND Options granted to Celgene hereunder.

3.1.2    Phase 1 Option. In the event that Celgene exercises its IND Option for a given Program, Prothena hereby grants to Celgene an exclusive Option, exercisable at any time during the applicable Phase 1 Option Term, in Celgene’s sole discretion, to enter into a Global License Agreement with respect to such Program (including all applicable Collaboration Candidates and Collaboration Products thereunder) on the terms and conditions set forth in the Global License Agreement (the Option pursuant to this Section 3.1.2 for a given Program, the “Phase 1 Option”). For the avoidance of doubt, (i) Celgene shall not be required to exercise any Phase 1 Option, even if a Phase 1 Clinical Trial is completed for such Program and (ii) if Celgene determines to exercise its Phase 1 Option for a given Program, Celgene shall only be required to exercise its Phase 1 Option for a given Program one (1) time (and shall only be required to pay the Phase 1 Option Exercise Fee for such Program one (1) time) regardless of the number of Collaboration Candidates, Lead Candidates and Development Candidates under such Program. Prothena acknowledges and agrees that all Phase 1 Options granted by Prothena to Celgene as set forth herein will be granted by Prothena exclusively to Celgene until the end of the applicable Phase 1 Option Term, and Prothena shall not (and shall procure that its Affiliates do not) grant any options (or other rights) to any other Person that would conflict with or are inconsistent with the Phase 1 Options granted to Celgene hereunder.

3.1.3    Option Exercise.

(a)    IND Option. On a Program-by-Program basis, during the applicable IND Option Term, Celgene shall have the right, but not the obligation, to exercise the IND Option for such Program in its sole discretion by delivering written notice of such exercise to Prothena prior to the end of the IND Option Term (the “IND Option Exercise Notice”). Within [***] ([***]) days following each IND Option Exercise Notice delivery, and subject to Section 3.2, Celgene [***] and Prothena shall enter into a U.S. License Agreement with respect to such Program (including completing the exhibits and schedules thereto). On a Program-by-Program basis, if Celgene fails to provide its IND Option Exercise Notice before the expiration of the applicable IND Option Term, then (i) Celgene’s IND Option shall expire with respect to such Program, and (ii) the Collaboration Target under such Program shall be deemed a “Lapsed Target” and shall thereafter be excluded from the definition of Collaboration Target. For the avoidance of doubt, if a Collaboration Target becomes a “Lapsed Target” pursuant to this Section 3.1.3(a), then the licenses granted by Prothena pursuant to Section 7.1.1 with respect to such Lapsed Target and Collaboration Candidates and Collaboration Products [***] Targeting such Lapsed Target [***] shall terminate, and subject to the rights and licenses granted to Celgene hereunder (and under any U.S. License Agreement and Global License Agreement), Prothena shall have the right to pursue, outside of this Agreement, Development and Commercialization of Antibodies or other compounds that Target such Lapsed Target (but excluding, in all cases, the Development or Commercialization of any Antibodies that Target any remaining Collaboration Target); provided that for clarity, the foregoing is not intended to be a grant to Prothena of any rights or licenses to any intellectual property of Celgene (or its Affiliates) or otherwise.

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(b)    Phase 1 Option. On a Program-by-Program basis, during the applicable Phase 1 Option Term, Celgene shall have the right, but not the obligation, to exercise the Phase 1 Option for such Program in its sole discretion by delivering written notice of such exercise to Prothena prior to the end of the Phase 1 Option Term (the “Phase 1 Option Exercise Notice”). Within [***] ([***]) days following each Phase 1 Option Exercise Notice delivery, and subject to Section 3.2, Celgene [***] and Prothena shall enter into a Global License Agreement with respect to such Program (including completing the exhibits and schedules thereto). On a Program-by-Program basis, if Celgene fails to provide its Phase 1 Option Exercise Notice before the expiration of the applicable Phase 1 Option Term, then Celgene’s Phase 1 Option shall expire with respect to such Program. For the avoidance of doubt, subject to the rights and licenses granted to Celgene hereunder (and under any U.S. License Agreement and Global License Agreement), Prothena shall have the right to pursue, outside of this Agreement, Development and Commercialization of Antibodies or other compounds that Target the Collaboration Target in respect of which Celgene has not exercised its Phase 1 Option prior to the expiry of the applicable Phase 1 Option Term (but excluding, in all cases, the Development or Commercialization of any Antibodies that Target any remaining Collaboration Target); provided that if a U.S. License Agreement relating to such Collaboration Target is in force, all clinical Development and Commercialization activities must occur outside of the United States; and for clarity, the foregoing is not intended to be a grant to Prothena of any rights or licenses to any intellectual property of Celgene (or its Affiliates) or otherwise.

(c)    Certain Remedies. Each Party agrees and acknowledges that if Celgene exercises the applicable Option, then any failure of a Party to thereafter enter into the applicable U.S. License Agreement or Global License Agreement, as applicable, in accordance with this Section 3.1.3 would cause severe and irreparable damage to the other Party, for which money damages may represent an insufficient remedy, and in such event, notwithstanding the provisions of Section 12.7, each Party shall be authorized and entitled to seek from any court of competent jurisdiction specific performance with respect to such violation as well as any other relief permitted by Applicable Law, and may obtain that relief without making a showing of insufficiency of money damages or irreparable harm. Each Party agrees to waive any requirement that the other Party post bond as a condition for obtaining any such relief. The remedies described in this Section 3.1.3(c) shall be in addition to any other remedies available to a Party hereunder or at law or in equity.

3.1.4    Option Payments. The amounts payable by Celgene, if any, in connection with the exercise of an Option for a given Program shall be as set forth in Section 6.3.

3.1.5    Covenant.

(a)    No Conflicts. On a Program-by-Program basis, commencing on the Effective Date until expiration of the Option Term for such Program, Prothena shall not, and shall cause its Affiliates not to (a) assign, transfer, convey, encumber (through any liens, charges, security interests, mortgages, or similar actions) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through lien, charge, security interest,

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mortgage, or similar action) or dispose of, any [***] (collectively, the “Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict or be inconsistent with any of the rights or licenses granted to Celgene hereunder, including the Options, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Program Assets if such license or grant would conflict or be inconsistent with any of the rights or licenses granted to Celgene hereunder, including the Options, or (c) disclose any Confidential Information relating to the Program Assets to any Third Party if such disclosure could reasonably be deemed to impair or conflict in any respect with any of the rights or licenses granted to Celgene hereunder, including the Options. During the Option Term for a given Program, Prothena shall maintain Control of all [***] such that the foregoing are unencumbered and available to license to Celgene in accordance with this Agreement and, if applicable, any U.S. License Agreement and Global License Agreement.

(b)    Ordinary Course of Business. Without limiting the provisions of Section 3.1.5(a), subject to the other applicable terms and conditions of this Agreement, during the Option Term for a given Program, Prothena shall operate and maintain the Program Assets in the ordinary course of business, and in compliance with Applicable Law, including not terminating, amending or otherwise modifying or permitting to be terminated, amended or modified, any agreements that license any Prothena Collaboration IP to Prothena (or its Affiliates) in any manner that would impair or conflict in any respect with any of the rights or license granted to Celgene hereunder, including the Options.

3.1.6    Tax Matters. Notwithstanding anything to the contrary in the Agreement, any U.S. License Agreement or Global License Agreement, including the use of the term “option” (or any derivation thereof), the Parties hereby agree and acknowledge that none of the Options will be treated as options for US federal (or applicable state or local) income tax purposes, and the Parties agree not to take any position inconsistent with the foregoing.

3.2    Government Approvals.

3.2.1    Efforts. Each of Prothena and Celgene will use its commercially reasonable good faith efforts to eliminate any concern on the part of any Governmental Authority regarding the legality of any proposed U.S. License Agreement or Global License Agreement under any Antitrust Law, including, if required by federal or state antitrust authorities, promptly taking all steps to secure government antitrust clearance, including cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested. Notwithstanding the foregoing, this Section 3.2.1 and the term “commercially reasonable good faith efforts” do not require that either Party [***].

3.2.2    Filings. [***], each of Prothena and Celgene will, within [***] ([***]) [***] after the execution of a U.S. License Agreement (or such later time as may be agreed to in writing by the Parties) or the execution of a Global License Agreement (or such later time as may be agreed to in writing by the Parties), as applicable, file with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) any HSR Filing required of it under the HSR Act in the reasonable opinion of [***] with respect to the transactions contemplated by such U.S. License Agreement or such Global License Agreement, as applicable,

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as well as any other similar filing with any other Governmental Authority as reasonably determined by [***]. The Parties shall cooperate with one another to the extent necessary in the preparation of any such HSR Filing (as well as any other similar filing with any other Governmental Authority as reasonably determined by [***]). Each Party shall be responsible for its own costs and expenses associated with any HSR Filing as well as any other similar filing with any other Governmental Authority as reasonably determined by [***]. In the event that the Parties make an HSR Filing (or any other similar filing with any other Governmental Authority as reasonably determined by [***]) under this Section 3.2.2, the relevant U.S. License Agreement or Global License Agreement, as applicable, shall terminate (i) at the election of [***], in the event that the FTC or DOJ (or other applicable Governmental Authority) obtains a preliminary injunction under the HSR Act (or other applicable Antitrust Law) against the Parties to enjoin the transactions contemplated by such U.S. License Agreement or Global License Agreement, as applicable, or (ii) at the election of [***], in the event that the Clearance Date shall not have occurred on or prior to [***] ([***]) [***] after the effective date of the HSR Filing (or other similar filing with any other Governmental Authority as reasonably determined by [***]). Notwithstanding anything to the contrary contained herein, except for the terms and conditions of this Section 3.2.2, none of the terms and conditions (i) contained in the applicable U.S. License Agreement (including the obligation of Celgene to make any payments thereunder), as well as the obligation of Celgene to pay the IND Option Exercise Fee hereunder or (ii) contained in the applicable Global License Agreement (including the obligation for Celgene to make any payments thereunder), as well as the obligation of Celgene to pay the Phase 1 Option Exercise Fee hereunder), as applicable, shall be effective until the “Implementation Date,” which is agreed and understood to mean the later of (A) the date of execution of the U.S. License Agreement or the date of execution date of the Global License Agreement, as applicable, or (B) if a determination is made by [***] pursuant to this Section 3.2.2 that a notification of the U.S. License Agreement or the Global License Agreement, as applicable, is required to be made under the HSR Act (or any other similar filing with any other Governmental Authority as reasonably determined by [***]), the Clearance Date. As used herein: (x) “Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act (and other applicable Antitrust Law, as reasonably determined by [***], as applicable) with respect to the transactions contemplated by a U.S. License Agreement or Global License Agreement, as applicable, have expired or have been terminated; and (y) “HSR Filing” means a filing by Prothena and Celgene with the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the matters set forth in the U.S. License Agreement or Global License Agreement, as applicable, together with all required documentary attachments thereto.

3.2.3    Information Exchange. Each of Prothena and Celgene will, in connection with any HSR Filing (as well as any other similar filing with any other Governmental Authority as reasonably determined by [***]), (i) reasonably cooperate with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry (including any proceeding initiated by a private party); (ii) keep the other Party and/or its counsel informed of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other Governmental Authority (including any communication received or given in connection with any proceeding by a private party), in each case regarding the transactions contemplated by any proposed U.S. License Agreement or Global License Agreement, as applicable; (iii) consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Governmental Authority (or, in connection with any proceeding by a private

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party, with such private party), and to the extent permitted by the FTC, the DOJ or such other Governmental Authority (or such private party), give the other Party and/or their counsel the opportunity to attend and participate in such meetings and conferences; and (iv) permit the other Party and/or its counsel to review in advance any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Governmental Authority (or, in connection with any proceeding by a private party, to such private party); provided that materials may be redacted to remove references concerning [***]. Prothena and Celgene, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this Section 3.2.3 as “Antitrust Counsel Only Material.” Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Prothena or Celgene, as the case may be) or the applicable Party’s legal counsel.

3.2.4    Assistance. Subject to this Section 3.2, at the reasonable request of Celgene, Prothena and Celgene shall cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do all other things necessary for the consummation of the transactions as contemplated by any U.S. License Agreement or Global License Agreement, as applicable, in accordance with applicable Antitrust Laws.

3.2.5    No Further Obligations. If a U.S. License Agreement or Global License Agreement, as applicable, is terminated pursuant to this Section 3.2, then, notwithstanding any provision in this Agreement to the contrary, neither Party shall have any obligation to the other Party with respect to the subject matter of such U.S. License Agreement or Global License Agreement, as applicable, including any payment obligations on the part of Celgene, including under Section 6.3 (and to the extent any payments have been made under Section 6.3, such amounts shall be [***] refunded from Prothena to Celgene); provided that Celgene shall be permitted to [***], to comply with any Antitrust Law (in which event no such payments under Section 6.3 shall be refunded by Prothena).

ARTICLE 4

GOVERNANCE

4.1    Generally.

4.1.1    Committees.

(a)    Establishment. Pursuant to this Article 4, the Parties will establish a JSC within the timeframes set forth in Section 4.2.1. The JSC shall have decision-making authority with respect to the matters within its purview to the extent expressly and as more specifically provided herein.

(b)    Subcommittees. From time to time, the JSC may establish subcommittees to oversee particular projects or activities, as the JSC deems necessary or advisable

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(each, a “Subcommittee”); provided that the JSC may not grant any responsibilities to a Subcommittee that are beyond the scope of the responsibilities of the JSC as set forth herein. Each Subcommittee shall consist of such number of members as the JSC determines is appropriate from time to time. Such members shall be individuals with expertise and responsibilities in the relevant areas. Such Subcommittees shall operate under the same principles as are set forth in this Article 4 for the committee forming such Subcommittee. As of the Effective Date, the JSC hereby establishes the Patent Committee as a Subcommittee and the Manufacturing Committee as a Subcommittee.

4.1.2    Execution of Global License Agreement, U.S. License Agreement or Exercise of Rights under Section 2.5. On a Program-by-Program basis, upon execution of the applicable Global License Agreement for such Program (or following the exercise of Celgene’s rights under Section 2.5 with respect to such Program, if earlier), such Program (including the Collaboration Target, Collaboration Candidates and Collaboration Products) and matters related thereto (including the Prothena IP licensed to Celgene in connection therewith that specifically relates to such Program, the Collaboration Target, Collaboration Candidate or Collaboration Product (including the composition of matter or method of use thereof)) shall no longer continue to be within the purview of the JSC or any Subcommittee (except as expressly set forth in any U.S. License Agreement). In addition, on a Program-by-Program basis, upon execution of the applicable U.S. License Agreement for such Program, the activities under such U.S. License Agreement shall not be within the purview of the JSC or any Subcommittee (except as expressly set forth in such U.S. License Agreement).

4.1.3    Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party, which may be one of the representatives of such Party on the JSC (each, an “Alliance Manager”). The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities hereunder. The Alliance Managers shall attend all meetings of the JSC and shall be responsible for assisting the JSC in performing its oversight responsibilities. The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 12.2.

4.1.4    Patent Liaisons. Promptly after the Effective Date, each Party shall appoint an individual to act as a patent liaison for such Party (each, a “Patent Liaison”). The Patent Liaisons shall be the primary point of contact for the Parties regarding intellectual property-related activities and matters contemplated by this Agreement and shall facilitate all such activities and matters hereunder. The name and contact information for each Party’s Patent Liaison, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 12.2.

4.2    Joint Steering Committee.

4.2.1    Establishment; Meetings. Within [***] ([***]) days after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) as more fully described in this Section 4.2. Subject to Section 4.1.2, the JSC shall have review, oversight and decision-making responsibilities for those activities performed under the Programs to the extent expressly

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and as more specifically provided in Section 4.2.3. Each Party agrees to keep the JSC informed of its progress and activities hereunder with respect to the Collaboration. The first scheduled meeting of the JSC shall be held no later than [***] ([***]) days after establishment of the JSC unless otherwise agreed by the Parties. After the first scheduled meeting of the JSC until the JSC is disbanded, the JSC shall meet in person or telephonically [***], or more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree, provided the JSC shall meet [***]. In any case where a matter within the JSC’s authority arises, the JSC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] ([***]) days after the matter is first brought to the JSC’s attention (or, if earlier, at the next regularly scheduled JSC meeting). The JSC shall disband upon the expiration or termination of this Agreement in its entirety. Meetings that are held in person shall be at such location as the Parties may agree. The members of the JSC may also convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JSC, including all travel and living expenses.

4.2.2    Membership. The JSC shall be comprised of three (3) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Prothena. Each representative of a Party shall have sufficient seniority and expertise to participate on the JSC as determined in such Party’s reasonable judgment. [***] shall have the right to designate the chairperson of the JSC. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party in accordance with Section 12.2. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JSC as non-voting participants; provided that (i) any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth in Article 8 and is obligated to assign inventions to the relevant Party as necessary to effect the intent of Section 7.6 prior to attending such meeting, (ii) such non-member representative or Third Party shall not have any voting or decision-making authority on the JSC and (iii) with respect to any Third Party, such Third Party shall be approved by the other Party in writing (such approval not to be unreasonably withheld) prior to attendance at such meeting.

4.2.3    Responsibilities. Except as otherwise set forth in this Section 4.2, the JSC may perform the following functions, subject to the final decision-making authority as set forth in Section 4.2.4: (a) oversee, review and monitor progress of the Programs, including serving as a forum for exchanging information and facilitating discussions regarding the conduct of the Programs; (b) on a Program-by-Program basis, review and amend a Research Plan; (c) review and discuss the Collaboration Targets, and discuss and approve any replacement Collaboration Targets (in accordance with Section 4.2.5(a)); (d) review and comment on Collaboration Candidates, Lead Candidates and Development Candidates; (e) [***]; (f) manage the strategic direction of the Programs; (g) oversee implementation of the Collaboration in accordance with this Agreement; (h) subject to Article 8, discuss a communications strategy for the results of any Program (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) for communications prior to the exercise of the Phase 1 Option for such Program, (i) discuss and attempt to resolve any disputes in any Subcommittees; (j) discuss material issues regarding the enforcement and defense of Prothena IP; (k) determine the Alternative End of

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Phase 1 Date for a given Program, if any, (l) determine the Lead Candidate Criteria, and any amendments thereto, (m) approve the [***] and (n) perform such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JSC shall not have any authority beyond the specific matters set forth in this Section 4.2.3 (or otherwise expressly set forth in this Agreement), and in particular shall not have any power to amend, modify, interpret or waive the terms of this Agreement, any U.S. License Agreement or any Global License Agreement, or to alter, diminish, expand or waive compliance by a Party with a Party’s obligations under this Agreement, or any U.S. License Agreement or any Global License Agreement.

4.2.4    Decisions. Except as otherwise set forth in this Agreement, all decisions of the JSC shall be made by consensus, with each Party having one (1) vote. If the JSC cannot agree on a matter for which the JSC has decision-making authority within [***] ([***]) [***] after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [***] ([***]) [***] after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter within [***] ([***]) [***], or such other longer time frame the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 4.2.4, then, except as otherwise set forth in this Agreement, [***] shall have the final decision making authority; provided that [***] shall [***] in making such final decision. Notwithstanding the foregoing, in exercising [***]’s final decision making authority, [***] shall not have the right to exercise its final decision-making authority to: (i) determine that [***], or that [***]; (ii) determine that milestone events or other events have or have not occurred; (iii) make a decision that is stated to require the mutual agreement or mutual consent of the Parties (or that is subject to the determination of [***] as set forth herein); (iv) determine any matter which is the subject of the dispute resolution provided for in Section 2.4; (v) modify a Party’s rights or reduce a Party’s obligations under this Agreement, any U.S. License Agreement or any Global License Agreement, or otherwise amend, modify, interpret or waive the terms of this Agreement, any U.S. License Agreement or any Global License Agreement; (vi) determine any Alternative End of Phase 1 Date for a given Program, (vii) determine the Lead Candidate Criteria, or any amendments thereto, (viii) approve any replacement Collaboration Targets in accordance with Section 4.2.5(a) (including the identity of the new target, the existing Collaboration Target that is being replaced [***]); (ix) determine to [***] that Target the Collaboration Target for such Program or (x) approve the [***]; and any of the foregoing decisions or determinations shall require mutual agreement of the Parties. Any final decision made by [***] in the course of exercising its final decision-making authority must be consistent with the terms of this Agreement and within the scope of authority delegated to the JSC under this Agreement.

4.2.5    Replacement Targets; Lapsed Targets.

(a)    From time to time during the Research Term, the JSC may discuss alternative targets to bring into the Collaboration as potential Collaboration Targets to replace a then-existing Collaboration Target. Subject to Section 4.2.4, if the JSC unanimously consents in writing, then the Parties may replace an existing Collaboration Target with an alternative target; provided that for selection of a replacement for a Collaboration Target, as part of such written consent, the JSC shall specifically identify the new target as well as the existing Collaboration Target that is being replaced [***]. In the event that the JSC so agrees to replace a given existing

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Collaboration Target with a new Collaboration Target, then (i) the existing Collaboration Target that is being replaced shall be deemed to be a “Lapsed Target” for purposes of this Agreement, and the Program for such replaced Collaboration Target shall promptly cease, (ii) the new target [***] shall be deemed to be a “Collaboration Target” for purposes of this Agreement, such Collaboration Target shall be the subject of a separate Program under the Collaboration, and the JSC may update the Research Plan for such new Program, and (iii) if agreed to by the JSC as part of the mutual written consent, [***].

(b)    During the Research Term, Celgene shall also have the right, in its discretion, to notify Prothena in writing that it is no longer interested in considering whether to exercise its IND Option for a given Collaboration Target, in which case, (i) such Collaboration Target shall be deemed to be a “Lapsed Target” for purposes of this Agreement and (ii) the Program for such Collaboration Target shall promptly cease.

(c)    Subject to the rights and licenses granted to Celgene hereunder (and under any U.S. License Agreement and Global License Agreement), Prothena shall have the right to pursue, outside of this Agreement, Development and Commercialization of Antibodies that Target any Lapsed Target ([***]); provided that for clarity, the foregoing is not intended to be a grant to Prothena of any rights or licenses to any intellectual property of Celgene (or its Affiliates) or otherwise.

4.2.6    [***]. The JSC shall also review and determine if [***]. If the JSC determines unanimously (for clarity, without [***] having a final decision making right) that [***], then the Parties shall negotiate in good faith [***].

4.2.7    Exceptions for Celgene Products and Celgene IP. Notwithstanding the provisions of Section 4.2.4 or anything to the contrary contained herein, no activities performed by or on behalf of Prothena hereunder, including any activities under any Programs, may involve any product that is being researched, developed, marketed or sold by or on behalf of Celgene (or any of its Affiliates) (a “Celgene Product”) (provided that such Celgene Product is publicly known or Celgene has otherwise notified Prothena of such Celgene Product) or otherwise involve any Celgene IP, in each case, without Celgene’s prior written consent (in its sole discretion), and such decisions and determinations shall not be under the purview of the JSC (or Prothena). In the event that Celgene approves any such activities with respect to any such Celgene Product or Celgene IP, then at the request of Celgene, the Parties shall negotiate in good faith and enter into a separate agreement with respect to the terms and conditions under which such activities may be undertaken under this Agreement with respect to any Celgene Product or Celgene IP.

4.2.8    Minutes. Prothena shall be responsible for preparing and circulating minutes of each meeting of the JSC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC. A draft of such minutes shall be circulated by Prothena to all members of the JSC within [***] ([***]) days after the applicable meeting. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JSC meetings shall be finalized no later than [***] ([***]) days after the meeting to which the minutes pertain.

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4.3    Patent Committee.

4.3.1    Establishment. Within [***] ([***]) days after the Effective Date, the Parties shall establish a patent Subcommittee (the “Patent Committee”) as more fully described in this Section 4.3. The Patent Committee shall facilitate the discussion and coordination of Patent Prosecution and Maintenance matters with respect to Prothena Collaboration Patents and Program Patents, in accordance with and subject to the terms of Article 7.

4.3.2    Meetings. The Patent Committee shall convene at such times, places and frequencies as the Patent Committee determines is necessary. In any case where a matter within the Patent Committee’s authority arises, the Patent Committee shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] ([***]) days after the matter is first brought to the Patent Committee’s attention (or, if earlier, at the next regularly scheduled Patent Committee meeting). The Patent Committee shall disband upon the expiration or termination of this Agreement. Meetings of the Patent Committee that are held in person shall be at such location as the Parties may agree but it is expected by the Parties that meetings of the Patent Committee will generally be held by means of telecommunications or video conferences and only in the event that the Parties agree to do so will meetings be held in person. The members of the Patent Committee also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Patent Committee, including all travel and living expenses.

4.3.3    Membership. The Patent Committee shall be comprised of one (1) representative (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Prothena (who shall be employees of such Party or its Affiliates), which shall include the Patent Liaison for each such Party. Each Party may replace any or all of its representatives on the Patent Committee at any time upon written notice to the other Party in accordance with Section 12.2. Each representative of a Party shall have sufficient seniority and expertise in the Prosecution and Maintenance of Patents to participate on the Patent Committee as determined in such Party’s reasonable judgment. Each Party may, subject to the other Party’s prior approval, invite Third Parties or non-member representatives of such Party to attend meetings of the Patent Committee as non-voting participants; provided that (i) any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth in Article 8 and is obligated to assign inventions to the relevant Party as necessary to effect the intent of Section 7.6 prior to attending such meeting, (ii) such non-member representative or Third Party shall not have any voting or decision-making authority on the Patent Committee and (iii) with respect to any Third Party, such Third Party shall be approved by the other Party in writing (such approval not to be unreasonably withheld) prior to attendance at such meeting. [***] shall have the right to designate the chairperson of the Patent Committee.

4.3.4    Responsibilities. The Patent Committee shall perform the following functions: (a) discuss material issues and provide input to each other regarding the Prosecution and Maintenance of Prothena Collaboration Patents, Joint Program Patents and Program Patents, (b) coordinate the implementation of Prothena’s strategies for the protection of the Prothena Collaboration Patents and Program Patents, including (i) the filing and prosecution of continuing or divisional Patent applications with respect to Prothena Collaboration Patents and Program Patents, as appropriate to [***] (the foregoing referred to herein as the “Patent Strategy”); (b) serve as a forum for exchanging information and facilitating discussions regarding patentability

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and freedom to operate assessments with respect to the Programs; and (c) perform such other responsibilities as may be mutually agreed by the Parties from time to time. The Patent Committee shall also be responsible for coordinating the implementation of Prothena’s strategies for Prothena Collaboration Patents and Program Patents but shall not have authority to decide such matters, which decisions are reserved to the Parties by Sections 7.7 and 7.8. For clarity, the Patent Committee shall be a forum for discussion only and shall not have any decision-making authority and shall not have any power to amend, modify, interpret or waive the terms of this Agreement, any U.S. License Agreement or any Global License Agreement, or to alter or waive compliance by a Party with a Party’s obligations under this Agreement, any U.S. License Agreement or any Global License Agreement.

4.3.5    Minutes. A representative of Prothena shall be responsible for preparing and circulating minutes of each meeting of the Patent Committee, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the Patent Committee. A draft of such minutes shall be circulated by Prothena to all members of the Patent Committee within [***] ([***]) days after the applicable meeting. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all Patent Committee meetings shall be finalized no later than [***] ([***]) days after the meeting to which the minutes pertain.

4.4    Manufacturing Committee.

4.4.1    Establishment. Within [***] ([***]) days after the Effective Date, the Parties shall establish a manufacturing Subcommittee (the “Manufacturing Committee”) as more fully described in this Section 4.4. The Manufacturing Committee shall facilitate the discussion and coordination of Manufacturing matters with respect to Collaboration Candidates and Collaboration Products under a given Program. The Manufacturing Committee shall be a forum for discussion and coordination, but shall have no decision making authority. For the avoidance of doubt, Manufacturing matters with respect to activities under a U.S. License Agreement or Global License Agreement shall be outside the purview of the Manufacturing Committee.

4.4.2    Meetings. The Manufacturing Committee shall convene at such times, places and frequencies as the Manufacturing Committee determines is necessary, but in all cases no less than [***] (unless otherwise agreed to by the Parties). In any case where a matter within the Manufacturing Committee’s purview arises, the Manufacturing Committee shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] ([***]) days after the matter is first brought to the Manufacturing Committee’s attention (or, if earlier, at the next regularly scheduled Manufacturing Committee meeting). The Manufacturing Committee shall disband upon the expiration or termination of this Agreement. Meetings of the Manufacturing Committee that are held in person shall be at such location as the Parties may agree but it is expected by the Parties that meetings of the Manufacturing Committee will generally be held by means of telecommunications or video conferences and only in the event that the Parties agree to do so will meetings be held in person. The members of the Manufacturing Committee also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the Manufacturing Committee, including all travel and living expenses.

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4.4.3    Membership. The Manufacturing Committee shall be comprised of two (2) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Prothena (who shall be employees of such Party or its Affiliates). Each Party may replace any or all of its representatives on the Manufacturing Committee at any time upon written notice to the other Party in accordance with Section 12.2. Each representative of a Party shall have sufficient seniority and expertise in Manufacturing matters to participate on the Manufacturing Committee as determined in such Party’s reasonable judgment. Each Party may, subject to the other Party’s prior approval, invite Third Parties or non-member representatives of such Party to attend meetings of the Manufacturing Committee as non-voting participants; provided that (i) any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth in Article 8 and is obligated to assign inventions to the relevant Party as necessary to effect the intent of Section 7.6 prior to attending such meeting, and (ii) with respect to any Third Party, such Third Party shall be approved by the other Party in writing (such approval not to be unreasonably withheld) prior to attendance at such meeting. [***] shall have the right to designate the chairperson of the Manufacturing Committee.

4.4.4    Responsibilities. The Manufacturing Committee shall perform the following functions: (a) discuss material issues and provide input to each other regarding the Manufacture of Collaboration Candidates and Collaboration Products, including pre-formulation, formulation, manufacturability and supply sources with respect to Collaboration Candidates and Collaboration Products, as well as the selection of any Third Party manufacturers (including any agreements to be entered into with such Third Party manufacturers); (b) serve as a forum for exchanging information and facilitating discussions regarding Manufacturing matters with respect to the Programs; and (c) perform such other responsibilities as may be mutually agreed by the Parties from time to time.

4.4.5    Minutes. A representative of Prothena shall be responsible for preparing and circulating minutes of each meeting of the Manufacturing Committee, setting forth, inter alia, an overview of the discussions at the meeting. A draft of such minutes shall be circulated by Prothena to all members of the Manufacturing Committee within [***] ([***]) days after the applicable meeting. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all Manufacturing Committee meetings shall be finalized no later than [***] ([***]) days after the meeting to which the minutes pertain.

ARTICLE 5

EXCLUSIVITY

5.1    Exclusivity. During the Term, and subject to Sections 5.2 and 5.3, Prothena shall not and shall ensure its Affiliates shall not, anywhere in the world: (i) alone or with or through any Third Party, research [***], Develop, Manufacture or Commercialize (a) any Collaboration Target or any Competing Compound, or (b) any diagnostic product intended for use, or Developed or approved for use with, with any Collaboration Target (including any diagnostic product intended for use, or Developed or approved for use with any Competing Compound), in each case, other than in performance of a Program pursuant to this Agreement (including engaging Third Party subcontractors to perform the Program activities in accordance with this Agreement); (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities in the foregoing clause (i), other than in performance of Collaboration activities (including engaging

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Third Party subcontractors to perform the Collaboration activities in accordance with this Agreement) pursuant to a Program under this Agreement; or (iii) transfer, assign, convey or otherwise sell (a) any Competing Compound or (b) any diagnostic product intended for use, or Developed or approved for use with any Collaboration Target, including any diagnostic product intended for use, or Developed or approved for use with any Competing Compound. As used herein, the term “Competing Compound” means [***]. For clarity, the restrictions described in this Section 5.1 shall not apply to any Lapsed Targets.

5.2    Failure to Exercise Phase 1 Option. In the event that Celgene exercises its IND Option with respect to a given Program, but does not exercise its Phase 1 Option with respect to such Program by the end of the Phase 1 Option Term for such Program, then, notwithstanding the provisions of Section 5.1, from and after the end of such Phase 1 Option Term the provisions of Section 5.1 shall no longer apply with respect to the Collaboration Target that was the subject of such Program, solely with respect to activities conducted by Prothena or its Affiliates or sublicensees outside of the United States (and, for the avoidance of doubt, the provisions of Section 5.1 shall continue to apply to such Collaboration Target with respect to activities conducted in the United States).

5.3    Prothena Exception for Active Immunotherapeutic Approaches.

5.3.1    Exception for Active Immunotherapeutic Approaches. Notwithstanding the provisions of Section 5.1, but subject to the provisions of Section 5.3.2, Prothena and its Affiliates (themselves, but not with or through any Third Parties) may conduct research, development, manufacture and commercialization of Active Immunotherapeutic Approaches outside of this Agreement; provided that no Collaboration Candidates or Collaboration Products are utilized in the conduct of any such activities (including no use of a Collaboration Candidate or Collaboration Product for an Active Immunotherapeutic Approach). As used herein, “Active Immunotherapeutic Approaches” means [***].

5.3.2    Celgene Right of First Negotiation. During the Research Term [***], in the event that Prothena or its Affiliates intends to, directly or indirectly, sublicense, assign, transfer, convey or grant other rights, however structured, to a Third Party with respect to any Active Immunotherapeutic Approaches (including any rights with respect to the Development or Commercialization of any Active Immunotherapeutic Approaches (each, a “Grant”), [***] will [***]. [***] will [***] (a “[***]”). If [***], [***] will [***] which [***] will [***]. If [***], the Parties will [***]. Until [***] or the [***], as applicable, [***]. If [***] that it [***], then [***]. For the avoidance of doubt, this Section 5.3.2 [***]. For clarity, [***].

ARTICLE 6

FINANCIAL TERMS

6.1    Upfront Payment. In consideration for the rights granted to Celgene under this Agreement, Celgene shall pay to Prothena within [***] ([***]) [***] after the Effective Date a one-time upfront payment of one hundred million Dollars ($100,000,000) (the “Upfront Payment”).

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6.2    Equity Investment. The Parties acknowledge and agree that simultaneously with the execution of this Agreement, the Parties are entering into that certain Share Subscription Agreement and certain additional agreements related thereto (collectively, the “Investment Agreements”) with respect to an equity investment by Celgene (or its Affiliate) in Prothena Corporation plc. Prothena further agrees and acknowledges that Prothena’s entering into, and performance of, this Agreement is an essential factor for Celgene entering into the Investment Agreements, without which Celgene would not have entered into the Investment Agreements.

6.3    Option Fees.

6.3.1    IND Option Exercise Fee. Subject to Section 3.2, in the event that Celgene exercises (in its discretion) its IND Option for a given Program, the Parties shall enter into the U.S. License Agreement for such Program in accordance with Section 3.1.3(a). In such case, Celgene shall, within [***] ([***]) days after the effective date of the U.S. License Agreement for such Program, pay to Prothena a non-refundable payment (except as otherwise set forth in Section 3.2.5) in the amount of the IND Option Exercise Fee for such Program. For the avoidance of doubt, in the event that Celgene exercises (in its discretion) its IND Option for a given Program, Celgene shall only be obligated to pay the IND Option Exercise Fee one (1) time for such Program regardless of the number of Collaboration Candidates, Lead Candidates or Development Candidates under such Program. As used herein, the term “IND Option Exercise Fee” shall mean, for a given Program, an amount equal to (i) Eighty Million Dollars ($80,000,000) [***].

6.3.2    Phase 1 Option Exercise Fee. Subject to Section 3.2, in the event that Celgene exercises (in its discretion) its Phase 1 Option for a given Program, the Parties shall enter into the Global License Agreement for such Program in accordance with Section 3.1.3(b). In such case, Celgene shall, within [***] ([***]) days after the effective date of the Global License Agreement for such Program, pay to Prothena a non-refundable payment (except as otherwise set forth in Section 3.2.5) in the amount of the Phase 1 Option Exercise Fee for such Program. For the avoidance of doubt, in the event that Celgene exercises (in its discretion) its Phase 1 Option for a given Program, Celgene shall only be obligated to pay the Phase 1 Option Exercise Fee one (1) time for such Program regardless of the number of Collaboration Candidates, Lead Candidates or Development Candidates under such Program. As used herein, the term “Phase 1 Option Exercise Fee” shall mean, for a given Program, an amount equal to Fifty-Five Million Dollars ($55,000,000).

6.4    Additional Payment Terms.

6.4.1    Currency. All payments hereunder shall be made in Dollars by wire transfer to a bank designated in writing by Prothena (if the payment is to be made to Prothena) or by Celgene (if the payment is to be made by Celgene).

6.4.2    Taxes; Withholding.

(a)    Generally. Each Party will pay any and all income taxes levied on account of all payments it receives under this Agreement except as otherwise provided in this Section 6.4.2.

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(b)    Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement, any U.S. License Agreement or any Global License Agreement such taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law. The Party that is required to make such withholding (the “Paying Party”) will: (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice shall include an explanation of the reason for and the calculation of the proposed deduction or withholding and shall be given before such deduction or withholding is required in order for such Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to reasonably cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 6.4.2(b) are reduced in amount to the fullest extent permitted by Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”)) in connection with this Agreement or any U.S. License Agreement or Global License Agreement, as applicable. Notwithstanding anything to the contrary in this Section 6.4.2(b), the Parties acknowledge and agree that Celgene will not, absent a change in Applicable Law or relevant circumstance between the Effective Date and the date of the payment pursuant to Section 6.1, deduct or withhold from the amounts payable pursuant to Section 6.1 any amount in respect of any taxes provided that Prothena provides Celgene with [***].

(c)    Tax Gross-up. Notwithstanding the foregoing, if (a) any Party redomiciles, assigns its rights or obligations or extends its rights under this Agreement or any U.S. License Agreement or Global License Agreement, (b) as a result of such redomiciliation, assignment or extension, such Party (or its assignee) is required by Applicable Law to [***], or such redomiciliation, assignment or extension results in [***], and (c) such [***] exceed the amount of [***] that would have been applicable but for such redomiciliation, assignment or extension, then any such amount payable shall [***] so that, after making all required [***], as the case may be, the Payee Party (or its assignee) [***]. The [***] (A) [***] to the extent such [***] but for [***], and (B) [***]. For purposes of the preceding sentence, “Tax Benefit” shall mean any cash refund or credit for Taxes resulting in a reduction in the amount of Taxes otherwise owed by the Payee Party as a result of [***] relating to payments by the Paying Party, as reasonably determined by Payee Party. Solely for purposes of this Section 6.4.2(c), a Party’s “domicile” shall include its jurisdiction of incorporation or tax residence and a “redomiciliation” shall include a reincorporation or other action resulting in a change in tax residence of the applicable Party or its assignee, or resulting in the attribution of any amounts payable to a branch or permanent establishment located outside the country of tax residence of the applicable Party or its assignee.

(d)    Tax Documentation. Prothena has provided a properly completed and duly executed IRS Form W-8BEN-E to Celgene. Prior to the receipt of any payment under this Agreement, each recipient Party (and any other recipient of payments under this Agreement) shall, to the extent it is legally permitted to, provide to the other Party, at the time or times reasonably requested by such other Party or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9 or foreign equivalents) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.

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6.4.3    Prothena Third Party Agreements. Notwithstanding anything to the contrary, Prothena shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any agreements between Prothena (or any of its Affiliates) and any Third Party, which costs or payments arise in connection with, or as a result of, the activities hereunder, including the Development, Manufacture or Commercialization of Collaboration Candidates or Collaboration Products.

ARTICLE 7

LICENSES; INTELLECTUAL PROPERTY

7.1    Licenses to Celgene.

7.1.1    Performance under Agreement. Subject to the terms and conditions of this Agreement, Prothena hereby grants to Celgene a non-exclusive, worldwide, fully paid-up, royalty-free right and license, with the right to grant sublicenses (through multiple tiers), under the Prothena IP for Celgene to conduct its activities and perform its obligations under this Agreement, including as set forth in Section 2.4 and 2.9.

7.1.2    Research and Development License. Prothena hereby grants to Celgene a non-exclusive, worldwide, fully paid-up, royalty-free, perpetual and irrevocable right and license, with the right to grant sublicenses (through multiple tiers), under its rights in [***] for [***].

7.2    Grant Back for Lapsed Targets. If a Collaboration Target under a Program becomes a Lapsed Target pursuant to Sections 3.1.3(a) or 4.2.5, then effective upon the date that a Collaboration Target becomes a Lapsed Target pursuant to Sections 3.1.3(a) or 4.2.5, and subject to the terms and conditions of this Agreement, Celgene shall, and hereby does, grant to Prothena an non-exclusive, fully paid-up, worldwide royalty-free, perpetual and irrevocable right and license, with the right to grant sublicenses (through multiple tiers), under its rights in any and all (i) Celgene Phase 1 Know-How (from such Program) Controlled by Celgene and [***] to Develop and Commercialize Antibodies Targeting such Lapsed Target or products containing such Antibodies, and (ii) all Patents Controlled (as of the date that the applicable Collaboration Target becomes a Lapsed Target) by Celgene claiming such Celgene Phase 1 Know-How, in each case, to research, develop, manufacture, use, sell, offer for sale and import Antibodies Targeting such Lapsed Target and products containing such Antibodies, for all purposes. Additionally, Celgene shall transfer to Prothena within a reasonable time after a Collaboration Target becomes a Lapsed Target, at Prothena’s request [***], any and all Program Regulatory Materials pertaining to Collaboration Candidates Targeting such Lapsed Target that were transferred to Celgene pursuant to Section 2.6.1(b).

7.3    Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement.

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7.4    No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel or implication to have granted the other Party any license or other right to any intellectual property of such Party.

7.5    Insolvency. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of a Party due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by a Party to the other Party are and shall otherwise be deemed to be licenses of rights to “intellectual property”. The Parties agree that each Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against the other Party, such Party shall be entitled to a complete duplicate of or complete access to (as such Party deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to such Party (i) upon any such commencement of a bankruptcy proceeding (or other Insolvency Event) upon written request therefor by such Party, unless the other Party elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the other Party, then upon written request therefor by such Party. The provisions of this Section 7.5 shall be (1) without prejudice to any rights a Party may have arising under any applicable insolvency statute or other Applicable Law and (2) effective only to the extent permitted by Applicable Law.

7.6    Ownership.

7.6.1    Inventions. Notwithstanding the provisions of Section 12.7.1, inventorship of Know-How shall be determined by application of U.S. patent law pertaining to inventorship, and, except as provided for in Sections 7.6.2, 7.6.3 and 7.6.4, ownership of Know-How shall be determined by inventorship.

7.6.2    Ownership of Prothena Collaboration IP and Celgene IP.

(a)    Prothena. As between the Parties (including their respective Affiliates), Prothena will retain all right, title and interest in and to all Prothena Collaboration IP, except to the extent that any such rights are licensed or granted to Celgene under this Agreement, any U.S. License Agreement or any Global License Agreement. Prothena shall [***] that all Patents, Know-How and other intellectual property (other than Program IP and Celgene IP, if any) utilized in the performance of a Program falls within the Prothena Collaboration IP and is and remains during the Term and the term of any applicable U.S. License and Global License Agreement Controlled by Prothena such that Prothena has the full rights to grant the rights and licenses to the Prothena Collaboration IP to Celgene hereunder (and under any U.S. License Agreement and any Global License Agreement), including the Options (including that such Patents, Know-How and other intellectual property remains unencumbered such that Prothena is able to grant such rights and licenses to Celgene).

(b)    Celgene. As between the Parties (including their respective Affiliates), Celgene (or its Affiliate) will retain all right, title and interest in and to all Celgene IP, except as otherwise expressly set forth herein, including all rights to Prosecute and Maintain, and enforce any such Celgene IP, and no rights or licenses are granted to Prothena hereunder with

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respect to any Celgene IP except as expressly provided in Section 7.2. In the event that Prothena desires to utilize any Celgene IP not subject to Section 7.2 for the performance of a Program, then Prothena may request such right in writing from Celgene (which writing shall identify the particular Celgene IP that Prothena would like to use), and if Celgene agrees, in its sole discretion, the Parties shall negotiate and enter into a separate agreement setting for the terms and conditions under which Prothena may utilize such Celgene IP.

7.6.3    Ownership of Program IP.

(a)    As between the Parties (including their respective Affiliates), Prothena will solely own and Control all Program IP. Celgene shall, and hereby does, assign to Prothena all of Celgene’s interest in any and all Program Know-How that falls within Section 1.62(a)(iii) and all Program Patents claiming such Program Know-How. Celgene shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence. As between the Parties (and their respective Affiliates) and any Third Party, Prothena will solely own and Control all Program IP; provided that if (a) [***] and (b) [***].

(b)    If any Program IP is created, conceived, discovered, first generated, invented, first made or first reduced to practice pursuant to this Agreement by any Third Party that is in contractual privity with or otherwise engaged by Prothena or its Affiliates, [***], Prothena [***] include in such agreement with such Third Party an obligation to [***] to Prothena [***] such Program IP to enable Prothena to grant to Celgene the rights provided for in this Agreement and any U.S. License Agreement and Global License Agreement for the duration of this Agreement, and if applicable any U.S. License Agreement and Global License Agreement.

7.6.4    Joint Program IP. The Parties shall each own an equal, undivided interest in any and all Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, jointly by or on behalf of Prothena or its Affiliates, on the one hand, and Celgene or its Affiliates, on the other hand, pursuant to the conduct of activities under this Agreement at any time during the Term, (the “Joint Program Know-How”), and (b) any Patents that claim any Joint Program Know-How (the “Joint Program Patents”, together with Joint Program Know-How the “Joint Program IP”). Each Party shall assign, and hereby assigns, to the other Party, a joint equal and undivided interest in and to such Joint Program IP (provided, however, that for clarity, the foregoing joint ownership rights with respect to Joint Program IP shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement), and at the request of a Party, the other Party will execute such documents (including any necessary assignments) to effect such joint ownership of such Joint Program IP. Each Party shall have the right to disclose (except as otherwise set forth in Section 8.2) and exploit the Joint Program IP without a duty of seeking consent or accounting to the other Party, except as expressly provided in the U.S. License Agreement or the Global License Agreement; provided that, such rights shall be subject to the rights and licenses (including the Options) granted to Celgene and Prothena hereunder (and under any U.S. License Agreement or Global License Agreement), including the obligations of Prothena as set forth in Article 5.

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7.6.5    Ownership of Collaboration Candidates. Prothena shall [***] that it owns and Controls all Collaboration Candidates such that it is able to grant the rights and licenses to Celgene hereunder (and under a U.S. License Agreement and Global License Agreement) with respect to such Collaboration Candidates.

7.6.6    Further Actions. Each Party shall cause its and its Affiliates’ employees, consultants, sublicensees, agents and contractors to, as applicable, (i) assign or (ii) grant a license (as set forth in Section 7.6.3(a)), to such Party, in and under such Person’s right, title and interest in and to any and all Program IP or Joint Program IP, and intellectual property rights therein, as is necessary to effect the intent of this Section 7.6.

7.7    Prosecution and Maintenance of Prothena Collaboration Patents and Program Patents.

7.7.1    Pre-Phase 1 Option Exercise. Subject to Section 7.7.2, on a Program-by-Program basis, the provisions of this Section 7.7.1 shall apply with respect to Prothena Collaboration Patents and Program Patents for such Program prior to the execution of a Global License Agreement (or the expiration of the Phase 1 Option Term if Celgene does not timely exercise its Phase 1 Option) with respect to such Program.

(a)    Prothena First Right. Subject to Section 7.7.1(b), Prothena shall have the first right (but not the obligation) to Prosecute and Maintain the Prothena Collaboration Patents and Program Patents; provided that Prothena shall [***] Prosecute and Maintain the Prothena Collaboration Patents and Program Patents in the Primary Patent Countries ([***]). All such Prosecution and Maintenance by Prothena shall be through patent counsel [***]. Prothena shall keep Celgene informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. Prothena shall also provide Celgene with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Patents prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by Celgene, provided however that Celgene provides its comments reasonably in advance of any applicable filing deadlines.

(b)    Back-Up Right. If Prothena in any country decides not to file, or decides not to participate in any interferences, reissues, re-examinations, inter partes reviews, post grant proceedings or oppositions with respect to, a Prothena Collaboration Patent or a Program Patent, in each case other than a Prothena Platform Patent, or intends to allow such Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with Celgene of such decision or intention at least [***] ([***]) days prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, Celgene shall thereupon have the right (but not the obligation) upon written notice to Prothena to assume the Prosecution and Maintenance thereof, at Celgene’s expense with counsel of its choice ([***]). For clarity, the provisions of this Section 7.7.1(b) shall not (i) limit Prothena’s obligations to Prosecute and Maintain the Prothena Collaboration Patents and Program Patents in

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the Primary Patent Countries as set forth in Section 7.7.1(a), or (ii) apply to a Prothena Collaboration Patent or Program Patent solely claiming or covering a Lapsed Target or an Antibody that Targets a Lapsed Target (and no other Collaboration Target).

(c)    Cooperation in Prosecution and Maintenance.

(i)    Further Assurances. If Celgene determines to undertake the Prosecution and Maintenance of a Prothena Collaboration Patent or Program Patent in accordance with this Section 7.7, Prothena agrees to make its employees, agents and consultants reasonably available to Celgene (and to Celgene’s authorized attorneys, agents or representatives), to enable Celgene to undertake such Prosecution and Maintenance. In addition, Prothena shall (and shall cause its Affiliates and its and their employees, agents and consultants to) provide reasonable assistance to Celgene (and to Celgene’s authorized attorneys, agents or representatives), to enable Celgene to undertake such Prosecution and Maintenance, including by executing powers of attorney and other documents for Celgene to undertake such Prosecution and Maintenance.

(ii)    Assistance. The Parties shall reasonably cooperate with one another, through the Patent Committee (including their respective Patent Liaisons), with respect to the Prosecution and Maintenance of the Prothena Collaboration Patents and Program Patents for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 7.7, including in the furtherance of the Patent Strategy. [***], the Parties shall cooperate with one another to [***], in each case that are applicable to a Collaboration Target or Collaboration Candidate, as applicable, if practicable to [***].

(d)    Costs of Prosecution and Maintenance. Except as otherwise expressly set forth in this Section 7.7.1, each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 7.7.1 with respect to Prothena Collaboration Patents and Program Patents for which it is responsible pursuant to Sections 7.7.1(a) or 7.7.1(b), as applicable.

7.7.2    Post-IND Option Exercise. On a Program-by-Program basis, after Celgene’s execution of a U.S. License Agreement with respect to such Program, Prosecution and Maintenance of the Prothena Collaboration Patents and Program Patents for such Program in the United States shall be in accordance with the applicable U.S. License Agreement for such Program. In the event that a given Prothena Collaboration Patent or Program Patent relates to multiple Programs, then the provisions of this Section 7.7.2 shall control over the provisions of Section 7.7.1.

7.7.3    Post-Phase 1 Option Exercise. On a Program-by-Program basis, after execution of a Global License Agreement with respect to such Program, Prosecution and Maintenance of the Prothena Collaboration Patents and Program Patents for such Program shall be in accordance with the applicable Global License Agreement for such Program. In the event that a given Prothena Collaboration Patent or Program Patent relates to multiple Programs, then the provisions of this Section 7.7.3 shall control over the provisions of Section 7.7.1, Section 7.7.2 and the provisions of the applicable U.S. License Agreement for such Program.

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7.8    Enforcement of Prothena Collaboration Patents and Program Patents.

7.8.1    Prior to Exercise of Phase 1 Option. Subject to Section 7.8.2, on a Program-by-Program basis, the provisions of this Section 7.8.1 shall apply with respect to Prothena Collaboration Patents and Program Patents for such Program prior to the exercise of Celgene’s IND Option with respect to such Program.

(a)    Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any Prothena Collaboration Patent or Program Patent in each case other a Prothena Platform Patent (including in connection with any Biosimilar Application referencing a Collaboration Product (regardless of whether such notice or copy is provided under any Applicable Laws) including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable), such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.

(b)    Enforcement. As between the Parties, subject to the remaining provisions of this Section 7.8.1, Prothena shall have the sole right, but not the obligation, to institute, prosecute, and control any action or proceeding (which may include settlement or otherwise seeking to secure the abatement of such infringement) with respect to any infringement of any Prothena Collaboration Patent or Program Patent in each case other than a Prothena Platform Patent (including in connection with any Biosimilar Application referencing a Collaboration Product (regardless of whether such notice or copy is provided under any Applicable Laws) including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable), by counsel of its own choice, in Prothena’s own name and under Prothena’s direction and control, including the right to control the defense of any challenges to such Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.

(c)    Consultation. Prothena will keep Celgene regularly informed of the status and progress of such enforcement efforts. Prothena shall consult with Celgene and will take comments of Celgene into good faith consideration with respect to the infringement or claim construction of any claim in any Prothena Collaboration Patent or Program Patent in each case other a Prothena Platform Patent.

(d)    Settlement. A settlement or consent judgment or other voluntary final disposition of a suit with respect to Prothena Collaboration Patents or Program Patents in each case other than a Prothena Platform Patent, under this Section 7.8.1 may be entered into without the consent of Celgene; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by Prothena under this Section 7.8.1 shall not, without the prior written consent of Celgene, (i) impose [***] liability or obligation on Celgene or any of its Affiliates, (ii) conflict with [***] the subject matter claimed in the applicable Prothena Collaboration Patent or Program Patent, (iii) include the grant of any license, covenant or other rights to any Third Party that would conflict with [***] the rights or licenses (including Options) granted to Celgene under this Agreement, any U.S. License Agreement or any Global License Agreement, or (iv) [***].

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(e)    Costs and Recoveries. Prothena shall bear all costs incurred in connection with its activities under this Section 7.8.1. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 7.8.1 to the extent related to any Prothena Collaboration Patents or Program Patents shall be shared as follows:

(i)    the amount of such recovery actually received shall first be applied to reimburse costs and expenses incurred by each Party in connection with such action (including, for this purpose, [***] counsel); and

(ii)    [***] any additional sums recovered by it under such proceeding.

7.8.2    Post-IND Option Exercise. On a Program-by-Program basis and after Celgene’s exercise of its IND Option with respect to such Program, enforcement of the Prothena Collaboration Patents and Program Patents for such Program in the United States shall be in accordance with the applicable U.S. License Agreement for such Program. In the event that a given Prothena Collaboration Patent or Program Patent relates to multiple Programs, then the provisions of this Section 7.8.2 shall control over the provisions of Section 7.8.1.

7.8.3    Post-Phase 1 Option Exercise. On a Program-by-Program basis and after Celgene’s exercise of its Phase 1 Option with respect to such Program, enforcement of the Prothena Collaboration Patents and Program Patents for such Program shall be in accordance with the applicable Global License Agreement for such Program. In the event that a given Prothena Collaboration Patent or Program Patent relates to multiple Programs, then the provisions of this Section 7.8.3 shall control over the provisions of Section 7.8.1, Section 7.8.2 and the provisions of the applicable U.S. License Agreement for such Program.

7.9    Matters Involving Joint Program Patents. The Prosecution and Maintenance, and the enforcement and defense, of any Joint Program Patents shall be jointly managed by the Parties through independent patent counsel (mutually agreed to by the Parties) jointly representing the Parties, including any costs and recoveries regarding same. Prior to either Party publishing any Joint Program Know-How, the Parties will discuss if a Joint Program Patent claiming such Joint Program Know-How should be filed.

7.10    Common Interest Agreement. At the request of either party, the Parties shall negotiate in good faith to enter into a common interest agreement to govern their discussion of Patent matters.

7.11    License Filing. At the request of Celgene, Prothena shall, and shall cause its Affiliates to assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of Celgene’s interests in this Agreement.

7.12    Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the Development or Manufacture of any Collaboration Target, Collaboration Candidate or Collaboration Product by or on behalf of Prothena pursuant to the conduct of a Program under this Agreement infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet (which may be through the JSC) to discuss in good faith regarding the best response to such notice.

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7.13    Celgene Activities. Notwithstanding anything to the contrary in this Agreement, any U.S. License Agreement or any Global License Agreement, in no event may Prothena or its Affiliates Prosecute and Maintain, or enforce, by virtue of this Agreement, any U.S. License Agreement and/or any Global License Agreement, any Patent that claims or covers any Antibody Targeting a Collaboration Target, or any product constituting, incorporating, comprising or containing any such Antibody, that Celgene or any of its Affiliates Develops, Manufactures or Commercializes under this Agreement, any U.S. License Agreement or any Global License Agreement, unless such Patent is included in the Prothena Collaboration Patents and Program Patents as expressly set forth in Article 7 of this Agreement or in the applicable provisions of any U.S. License Agreement or any Global License Agreement, as applicable.

ARTICLE 8

CONFIDENTIALITY

8.1    Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 8, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, any U.S. License Agreement or any Global License Agreement, including, in the case of Celgene, the exercise of the rights and licenses (including Options) granted to Celgene hereunder and thereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 8.1 shall be in full force and effect during the Term and for a period of [***] ([***]) years thereafter. The Receiving Party will return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] ([***]) days after the termination or expiration of this Agreement; provided, however, that a Party may retain (i) Confidential Information of the other Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement (including, in the case of Celgene as the receiving Party, exercising its rights and licenses under a U.S. License Agreement or Global License Agreement, as applicable, and in such case, Celgene shall not be required to return or destroy any Confidential Information of Prothena), and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof. Without limiting the foregoing, [***] will keep confidential, and will cause its Affiliates and its and their employees, consultants, licensees, sublicensees and professional advisors to keep confidential, [***] on confidentiality terms at least as protective as the confidentiality provisions of this Agreement (without regard to Section 8.3).

8.2    Collaboration Specific Confidential Information. Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that any Collaboration Specific IP

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shall be deemed to be Confidential Information of each Party (without regard to Section 8.3), and each Party shall be deemed to be the Disclosing Party with respect to the Collaboration Specific IP. As used herein, (a) the term “Collaboration Specific IP” means, with respect to a given Program, (i) [***], (ii) [***], and (iii) [***]; and (b) the term “Collaboration Non-Specific IP” means all Prothena Platform Technology within the Prothena Collaboration Know-How, and other Collaboration Know-How and Program Know-How other than Collaboration Specific IP; provided that, in the event that Celgene does not exercise its IND Option for a given Program, then the Collaboration Specific IP with respect to such Program shall thereafter no longer be deemed to be Collaboration Specific IP pursuant to this Section 8.2, solely to the extent that such Collaboration Specific IP does not include Collaboration Specific IP relating to a different Program. For clarity, Collaboration Non-Specific IP shall be deemed to be the Confidential Information of Prothena.

8.3    Exceptions.

8.3.1    General. The obligations in Section 8.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder;

(d)    is published by a Party in accordance with Section 8.7 without any breach by such Party of its obligations hereunder; or

(e)    is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

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8.4    Authorized Disclosure.

8.4.1    Disclosure. Notwithstanding Section 8.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a)    subject to Section 8.6, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) or with judicial process (including prosecution or defense of litigation), if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b)    is disclosed to governmental or other regulatory agencies in order to obtain Patents or to gain or maintain approval to conduct Clinical Trials under this Agreement, in each case, in accordance with this Agreement, but such disclosure shall only be to the extent reasonably necessary to obtain such Patents or authorizations, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);

(c)    to any of its officers, employees, consultants, agents or Affiliates (including, (i) [***] (ii) in the case of either Party to such Party’s subcontractors for purpose of such subcontractor performing obligations of such Party under this Agreement) as it deems necessary or advisable in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including the exercise of the rights and licenses (including, the evaluation of its Options) granted to the relevant Party hereunder, and (iii) in the case of either Party, to such Party’s actual or potential acquirers; provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this Article 8 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 8.4.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 8.4.1(c) to treat such Confidential Information as required under this Article 8; and

(d)    disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants) in connection with activities hereunder; provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 8 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 8.4.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 8.4.1(d) to treat such Confidential Information as required under this Article 8.

8.4.2    Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 8.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 8.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 8.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in

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such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 8.4.1(a), as applicable.

8.4.3    Collaboration Specific IP. Neither Party shall disclose the Collaboration Specific IP without the prior written consent of the other Party, other than pursuant to Section 8.4.1.

8.5    Terms of this Agreement. The Parties agree that this Agreement and the terms hereof shall be deemed to be Confidential Information of both Prothena and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the provisions of Sections 8.4 and/or 8.6, as applicable.

8.6    Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement to (or file this Agreement with) the SEC or any national securities exchange in any jurisdiction (collectively, the “Securities Regulators”), or to other Persons as may be required by Applicable Law, and if a Party does submit this Agreement to (or file this Agreement with) any Securities Regulators, or other Persons as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by Applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement in a filing or other submission as required by Applicable Law or Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party reasonably in advance of such filing or other disclosure under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or Securities Regulator. Notwithstanding the foregoing, it is hereby understood and agreed that if a Party seeks to make a disclosure as required by Applicable Law or Securities Regulator as set forth in this Section 8.6, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.

8.7    Publicity.

8.7.1    Press Release. Subject to Sections 8.4 and 8.6 and this Section 8.7, each Party agrees not to, and agrees to cause their Affiliates not to, issue any press release or other public statement disclosing this Agreement, the activities hereunder, or the transactions contemplated hereby unless such press release or other public statement is approved by the other Party in writing; provided that either Party shall be authorized to make any disclosure, without the approval of the other Party, that is required by Applicable Law (including the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator, or by judicial process, subject to and in accordance with Sections 8.4

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and 8.6, as applicable. Without limiting the foregoing, and subject to the foregoing proviso, in the event that Prothena desires to issue an initial press release regarding the execution of this Agreement, Prothena shall have the right to do so provided that (i) [***] and (ii) [***].

8.7.2    Additional Restrictions on Disclosure. Without limiting any other restrictions on disclosure as set forth in this Article 8, on a Program-by-Program basis, with respect to any press release or other public statement proposed to be made by Prothena prior to Celgene’s exercise of the Phase 1 Option for such Program, if such press release or public statement discloses any information with respect to [***], such press release or other public statement may not be issued without Celgene’s prior written consent, except for such disclosures by Prothena as required by Applicable Law or Securities Regulators (solely and to the extent Prothena’s counsel determines such disclosure is required by Applicable Law or Securities Regulators); provided that (i) in such case Prothena shall use reasonable efforts to afford Celgene a reasonable period of time to review any such disclosure and any comments made by Celgene will be considered in good faith, and (ii) any information that has been previously publicly disclosed in accordance with this Agreement may be disclosed again as long as such disclosure does not exceed the scope of such prior public disclosure. Subject to the foregoing, in the event Celgene proposes that Prothena use specific wording or language with respect thereto, Prothena shall in good faith consider incorporating such wording or language. This Section 8.7.2 shall not apply, on a Program-by-Program basis following the expiration of the Phase 1 Option Term for the applicable Program if the Phase 1 Option has not been exercised.

8.7.3    Previously Issued Public Statements. The contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by the publishing Party or by such reviewing Party without a requirement for re-approval.

8.8    Permitted Publications.

8.8.1    Publication. In the event either Party (or its Affiliates) (the “Publishing Party”) desires to publish or present any information (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) with respect to [***], subject to Sections 8.4, 8.6 and 8.7, the Publishing Party shall provide the other Party with a copy of such proposed publication or presentation no less than [***] ([***]) days prior(provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if required due to circumstances outside of the Publishing Party’s control) prior to its intended submission for publication or public disclosure. For the avoidance of doubt, the foregoing shall apply with respect to each proposed publication or presentation regardless of whether a prior publication or presentation was provided (e.g., if an abstract is provided in accordance with this Section 8.8.1 and a Publishing Party wishes to publish the corresponding full manuscript, the full manuscript must be provided to the other Party pursuant to this Section 8.8.1). The other Party shall respond in writing promptly and in no event later than [***] ([***]) days after receipt of the proposed material (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if notified by the Publishing Party and required due to circumstances outside of the Publishing Party’s control), with one or more of the following:

(a)    comments on the proposed material, which the Publishing Party shall consider in good faith; and/or

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(b)    a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) if such other Party reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect any Collaboration Target, Collaboration Candidate or Collaboration Product that is the subject of such Program, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until:

(i)    with respect to publication or presentation of Collaboration Non-Specific IP, the other Party is given [***] to seek patent protection for any such Collaboration Non-Specific IP in such publication or presentation which it believes is patentable or to resolve any other issues, or

(ii)    with respect to publication or presentation of Collaboration Specific IP, [***] for the other Party to (x) enable further development and optimization of such Collaboration Specific IP (including related Collaboration Candidates and Collaboration Products), (y) seek patent protection for any such Collaboration Specific IP in such publication or presentation which it believes is patentable or (z) resolve any other issues; and/or

(c)    an identification of the other Party’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by the other Party.

Notwithstanding the foregoing, if Celgene fails to exercise the IND Option during the IND Option Term for a Program, then Section 8.8.1(b) shall no longer apply with respect to publications or presentations relating solely to such Program (and to no other Programs).

8.8.2    Prothena Subcontractors. Except with respect to any subcontractors of Prothena who are [***] engaged by Prothena to perform research under a Program and who are [***], Prothena shall [***] that no publication or presentation is made by any subcontractors or Affiliates of Prothena, with respect to the [***], except in accordance with Section 8.8.1.

8.9    Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by the Publishing Party or the reviewing Party without a requirement for re-approval.

8.10    Use of Names. Except as otherwise expressly set forth herein, no Party (or its respective Affiliates) shall use the name, trademark, trade name or logo of the other Party or its Affiliates, or its or their respective employee(s), in any publicity, promotion, news release or other public disclosure relating to this Agreement or its subject matter, without the prior written permission of the other Party; provided that such permission shall not be required to the extent use thereof may be required by Applicable Law or Securities Regulators, including the rules of any securities exchange or market on which a Party’s (or its Affiliate’s) securities are listed or traded.

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8.11    Relationship to Existing Confidentiality Agreement. This Agreement supersedes that certain Mutual Confidentiality Agreement entered into between Prothena and Celgene, effective as of March 6, 2017 (the “Existing Confidentiality Agreement”); provided that all “Confidential Information” disclosed by the “Disclosing Party” thereunder shall be deemed Confidential Information of the Disclosing Party hereunder (subject to Section 8.2) and shall be subject to the terms and conditions of this Agreement (or U.S. License Agreement or Global License Agreement, as applicable, pursuant to Section 8.13) and the “Receiving Party” thereunder shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” under the Existing Confidentiality Agreement as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to the Existing Confidentiality Agreement.

8.12    Clinical Trials Registry. Either Party shall have the right to publish registry information and customary summaries of data and results from any Phase 1 Clinical Trials conducted by or on behalf of such Party under this Agreement, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, without requiring the consent of the other Party. The Parties shall reasonably cooperate if required or reasonably requested by the Party seeking such publication in order to facilitate any such publication by such Party.

8.13    U.S. License Agreement; Global License Agreement. Notwithstanding the foregoing provisions of this Article 8, (a) if a U.S. License Agreement is entered into with respect to a given Program, then to the extent there is a conflict between the provisions of this Article 8 and the provisions of Article 7 of such U.S. License Agreement, the provisions of Article 7 of such U.S. License Agreement shall control with respect to Confidential Information related to such Program and (b) if a Global License Agreement is entered into with respect to a given Program, then the provisions of such Global License Agreement shall control with respect to Confidential Information related to such Program in lieu of this Article 8.

ARTICLE 9

REPRESENTATIONS AND WARRANTIES; COVENANTS

9.1    Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

(a)    such Party is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;

(b)    such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)    this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

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(d)    the execution, delivery and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);

(e)    no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement (including, in the case of Prothena, the grant of the rights to Celgene hereunder, including the Options), except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials or (ii) as set forth in Section 3.2; and

(f)    it has obtained all necessary authorizations, consents and approvals of any Third Party that is required to be obtained by it as of the Effective Date for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement (including, in the case of Prothena, the grant of the rights to Celgene hereunder, including the Options), except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials or (ii) as set forth in Section 3.2.

9.2    Representations and Warranties of Prothena. Prothena hereby represents and warrants to Celgene, as of the Effective Date, that:

(a)    Schedule 1.66 contains a complete and accurate list of all Patents included in the Prothena IP that claim or cover any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, including the composition or use of any of the foregoing, and Prothena Controls all such Patents. Except for the Prothena IP, Prothena and its Affiliates do not own or control (by license or otherwise), as of the Effective Date, any Patent or Know-How that is necessary or useful to Develop, Manufacture or Commercialize any Collaboration Targets or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target. To Prothena’s and its Affiliates’ actual knowledge all issued Patents within the Prothena IP are in full force and effect, and are not invalid or unenforceable, in whole or in part;

(b)    no claim has been issued or served, or written threat of a claim or litigation made by any Person, against Prothena or its Affiliates that alleges that any Prothena IP is invalid or unenforceable;

(c)    neither Prothena nor its Affiliates own or otherwise control (through license or otherwise) any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target a Collaboration Target other than as set forth on Schedule 1.14;

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(d)    [***];

(e)    Except with respect to payment obligations under vendor agreements existing as of the Effective Date and entered into by Prothena or its Affiliates in the ordinary course of business and not specifically for the purposes of this Agreement (which payment obligations are Prothena’s (or its Affiliates’, as applicable) sole responsibility), neither Prothena nor its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement, or the research, development, manufacture or commercialization of any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target;

(f)    Prothena has the full right and authority to grant all of the rights and licenses granted to Celgene (or purported to be granted to Celgene) hereunder; and neither Prothena nor its Affiliates have granted any right or license to any Third Party relating to any of the Prothena IP or any other Program Assets, Collaboration Targets or Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, that would conflict with [***] any of the rights or licenses (including the Options) granted to Celgene hereunder;

(g)    Prothena is the sole and exclusive owner of the Prothena IP, except for the Prothena Collaboration IP that is licensed to Prothena (or its Affiliates) pursuant to the In-License Agreements set forth on Schedule 1.42 on a nonexclusive or exclusive basis (as set forth on Schedule 1.42). All Affiliates of Prothena have exclusively licensed or assigned all of their right, title and interest in and to the Prothena IP to Prothena. Neither Prothena nor its Affiliates have granted any mortgage, pledge, claim, security interest, lien or other charge of any kind on the Prothena IP or other Program Assets, and the Prothena IP and the other Program Assets are free and clear of any mortgage, pledge, claim, security interest, lien or charge of any kind;

(h)    neither Prothena nor its Affiliates have received any written notice of any claim that any Patent or Know-How (including any trade secret right) owned or controlled by a Third Party would be infringed or misappropriated by the Development, Manufacture, or Commercialization of any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target;

(i)    to Prothena’s and its Affiliates’ actual knowledge, (i) the Development and Manufacture of any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, as conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date, has not violated, infringed or misappropriated any intellectual property or proprietary right of any Third Party and (ii) [***];

(j)    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Prothena’s or its Affiliates’ actual knowledge, threatened against

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Prothena or its Affiliates which would reasonably be expected to adversely affect or restrict the ability of Prothena to consummate or perform the transactions contemplated under this Agreement (or pursuant to a U.S. License Agreement or Global License Agreement), or which would affect the Prothena IP or other Program Assets, or Prothena’s Control thereof, or any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target;

(k)    neither Prothena nor its Affiliates have issued a claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any Prothena IP, and, to Prothena’s and its Affiliates’ actual knowledge, no issued Patents within the Prothena IP are being infringed and no trade secrets within the Prothena IP are being misappropriated by any Third Party;

(l)    neither Prothena nor its Affiliates have employed or otherwise used in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to any Collaboration Target, or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target. All Manufacture and Development (including non-clinical studies and Clinical Studies) related to any Collaboration Target, or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, conducted by on behalf of Prothena or its Affiliates prior to the Effective Date has been conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP);

(m)    neither Prothena nor its Affiliates have entered into any agreement under which Prothena or its Affiliates (i) has obtained a license or sublicense of rights from a Third Party to any Collaboration Target, or to any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, or to any Prothena IP, except for the In-License Agreements set forth on Schedule 1.42, or (ii) has granted a license, sublicense, option or right to a Third Party that remains in effect as of the Effective Date to research, develop, manufacture or commercialize any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, except (1) with respect to licenses or rights granted pursuant to the agreements set forth on Schedule 1.42 that were entered into in the ordinary course of business [***] performing activities on behalf of Prothena and (2) [***]. The agreements set forth on Schedule 1.42 do not conflict with [***] the rights or licenses (including the Options) granted to Celgene hereunder;

(n)    with respect to each In-License Agreement, (i) it is in full force and effect; (ii) neither Prothena nor its Affiliates is in breach thereof; and (iii) neither Prothena nor its Affiliates has received any notice from the counterparty to such In-License Agreement of Prothena’s breach or notice of threatened breach by Prothena or its Affiliates thereof;

(o)    Prothena has disclosed to Celgene all material information and data, and all material correspondences to/from any Regulatory Authority, existing as at the Effective Date in the possession or control of Prothena or its Affiliates, in each case related to any Collaboration Target or Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target; and

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(p)    Prothena has not obtained or filed, any INDs, MAAs or Regulatory Approvals or any other form of regulatory application for approval of Clinical Trials, marketing or other purpose, for any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target and, to Prothena’s and its Affiliates actual knowledge, no other Person has obtained, or filed for, any such INDs, MAAs or Regulatory Approvals.

9.3    Additional Representations, Warranties and Covenants of Prothena. Prothena hereby further represents, warrants and covenants to Celgene that:

9.3.1    With respect to the In-License Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the material breach or termination, of any In-License Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each In-License Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each In-License Agreement in full force and effect. Prothena shall, or shall cause its Affiliates to, as applicable, enforce it rights under each In-License Agreement to the extent necessary to preserve Celgene’s rights under this Agreement or any U.S. License Agreement or Global License Agreement. Prothena shall not, and shall cause its Affiliates not to, [***] unless Prothena otherwise obtains Celgene’s prior written consent (such consent not to be unreasonably withheld) if doing so [***] under this Agreement or any U.S. License Agreement or Global License Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the In-License Agreements or notice of termination of any In-License Agreement.

9.3.2    Prothena shall promptly notify Celgene in writing if any additional Prothena Collaboration Patents that claim or cover any Collaboration Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target any Collaboration Target, including the composition or use of any of the foregoing, becomes known to Prothena that are not listed on Schedule 1.66.

9.4    Representations and Warranties of Celgene. Celgene hereby represents and warrants to Prothena, as of the Effective Date, that:

9.4.1    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Celgene’s actual knowledge, threatened against Celgene which would reasonably be expected to adversely affect or restrict the ability of Celgene to consummate or perform the transactions contemplated under this Agreement (or pursuant to a U.S. License Agreement or Global License Agreement); and

9.4.2    Celgene is a limited liability company organized under the laws of Delaware and wholly owned by Celgene Switzerland SA, which is incorporated in, and a tax resident of, Switzerland. Celgene is disregarded as separate from its owner, Celgene Switzerland SA, for U.S. federal income tax purposes.

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9.5    Prothena Covenants. Prothena hereby covenants to Celgene that:

9.5.1    Prothena shall not (and shall ensure that its Affiliates do not) grant any right or license to any Third Party relating to any of the Program Assets (including Prothena IP) or with respect to any Collaboration Target, Collaboration Candidates or Collaboration Products, which conflict with, [***] any of the rights or licenses (including the Options) granted to Celgene hereunder.

9.6    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY OR GUARANTEE THAT THE PROGRAMS WILL BE SUCCESSFUL, OR THAT ANY OTHER PARTICULAR RESULTS WILL BE ACHIEVED WITH RESPECT TO THE PROGRAMS, ANY COLLABORATION TARGET, ANY COLLABORATION CANDIDATE OR ANY COLLABORATION PRODUCT HEREUNDER.

ARTICLE 10

INDEMNIFICATION; INSURANCE

10.1    Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless Prothena and its Affiliates, and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Prothena Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)    the gross negligence or willful misconduct of Celgene or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Celgene’s performance of its obligations under this Agreement;

(b)    any breach by Celgene of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)    in the event that any Phase 1 Clinical Trial for a Collaboration Candidate or Collaboration Product is performed by Celgene pursuant to Section 2.5.1(b), any claim by or on behalf of clinical trial subjects for personal injury or death arising out of such Phase 1 Clinical Trial;

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in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Prothena has an indemnification obligation pursuant to Section 10.2(a) or (b) for such Third Party Damages.

10.2    Indemnification by Prothena. Prothena shall indemnify, defend and hold harmless Celgene, its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Celgene Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)    the gross negligence or willful misconduct of Prothena or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Prothena’s performance of its obligations under this Agreement; or

(b)    any breach by Prothena of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of any Collaboration Candidate or Collaboration Product by or on behalf of Prothena or its Affiliates;

in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 10.1(a) or (b) for such Third Party Damages.

10.3    Procedure. If a Party is seeking indemnification under Section 10.1 or 10.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim giving rise to the obligation to indemnify pursuant to Section 10.1 or 10.2, as applicable, as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 10.1 or 10.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant claims). The Indemnitor shall have the right to assume the defense of any such claim for which the Indemnitee is seeking indemnification pursuant to Section 10.1 or 10.2, as applicable. The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense. The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor. The Indemnitor shall not settle any claim without the prior written consent of the Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnitor shall not be required to obtain such consent if the settlement (i) involves only the payment of money and will not result in the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief, (ii) does not require an admission by the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) and (iii) does not adversely affect the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement (or under a U.S. Commercial License Agreement or a Global License Agreement). The Indemnitee shall not settle or compromise any such claim without the prior written consent of the Indemnitor, which it may provide in its sole discretion. If the Parties cannot agree as to the application of Section 10.1 or 10.2, as applicable, to any claim, pending resolution of the dispute pursuant to Section 12.7, the

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Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 10.1 or 10.2, as applicable, upon resolution of the underlying claim. In each case, the Indemnitee shall reasonably cooperate with the Indemnitor, and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 8.

10.4    Insurance. During the Term and for a period of [***] ([***]) years thereafter, each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Agreement (including, with respect to its Clinical Trials), and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Agreement. It is understood that such insurance shall not be construed to create a limit on either Party’s liability with respect to its indemnification obligations under this Article 10, or otherwise.

10.5    LIMITATION OF LIABILITY. NEITHER PROTHENA NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 10.1 OR 10.2 IN CONNECTION WITH ANY THIRD PARTY CLAIMS [***].

ARTICLE 11

TERM AND TERMINATION

11.1    Term; Expiration. This Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 11, shall remain in effect until the last to occur of the following: (i) expiration of all IND Option Terms; (ii) expiration of all Phase 1 Option Terms, (iii) expiration of the Research Term and (iv) the end of any Participation Term Extension (the “Term”).

11.2    Termination for Breach.

11.2.1    Material Breach. This Agreement may be terminated by a Party (a) on a Program-by-Program basis prior to Celgene’s exercise of its IND Option for such Program, for the material breach by the other Party of this Agreement with respect to such Program, or (b) on a Program-by-Program basis after Celgene’s exercise of its IND Option for such Program, if a U.S. License Agreement or a Global License Agreement for such Program is terminated for material breach by the other Party; provided in each of (a) or (b) that the breaching Party has not cured such

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breach within ninety (90) days after the date of written notice to the breaching Party of such breach (or thirty (30) days in the case of a breach as a result of non-payment of any amounts due under this Agreement) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement with respect to a given Program, pursuant to this Section 11.2.1 with respect to such Program. For clarity, the Cure Period for any allegation made as to a material breach under this Agreement with respect to a given Program, for events described in Sections 11.2.1(a) or (b) will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement with respect to a given Program, under this Section 11.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured such breach prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] ([***]) days so long as the breaching Party continues to use commercially reasonable efforts to cure such material breach during such extension period. For the avoidance of doubt, termination of any particular Program(s) pursuant to this Section 11.2.1 shall not terminate (i) this Agreement with respect to any other Program(s), or (ii) any U.S. License Agreement or Global License Agreement. The Parties understand and agree that the totality of this Agreement with respect to a given Program, and the totality of the circumstances with respect to this Agreement with respect to a given Program, will be taken into account and assessed as a whole for purposes of determining whether a breach is material under this Agreement with respect to a given Program.

11.2.2    Disagreement as to Material Breach. Notwithstanding Section 11.2.1, if the Parties in good faith disagree as to whether there has been a material breach of this Agreement pursuant to Section 11.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***], for resolution to the Executive Officers, who shall meet promptly to discuss the matter and determine, within [***], whether or not a material breach has occurred pursuant to Section 11.2.1; provided that if the Executive Officers are unable to resolve such dispute within such [***] ([***]) [***] period after it is referred to them, the matter will be resolved as provided in Section 12.7; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach, after such determination, within the Cure Period (as may be extended in accordance with Section 11.2.1) which shall commence as of the date of such determination.

11.3     Voluntary Termination. Celgene may terminate this Agreement at will, in its sole discretion, in its entirety or with respect to one or more Programs upon sixty (60) days’ prior written notice to Prothena at any time. For the avoidance of doubt, any such termination of any particular Program(s) pursuant to this Section 11.3 shall not terminate any other Program(s), and further provided that any such termination of this Agreement with respect to a Program shall only occur if any U.S. License Agreement or Global License Agreement in effect for such Program is also being terminated.

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11.4    Termination for Bankruptcy. If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party, provided that, in connection therewith, the provisions of Section 7.5 shall apply. Notwithstanding the foregoing, this Agreement may only be terminated in its entirety pursuant to this Section 11.4 in connection with the termination of all U.S. License Agreements and Global License Agreements.

11.5     Termination for Patent Challenge. Prothena shall have the right to terminate this Agreement upon written notice if Celgene or any Affiliate of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Prothena IP that is licensed to Celgene under this Agreement, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order). If a sublicensee of Celgene with respect to any Prothena IP challenges the validity, scope or enforceability of or otherwise opposes any Patent included in such Prothena IP under which such sublicensee is sublicensed, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order), then Celgene shall, upon written notice from Prothena, terminate such sublicense.

11.6    Effects of Expiration or Termination.

11.6.1    Termination by Prothena Pursuant to Section 11.2, 11.4 or 11.5, or by Celgene Pursuant to Section 11.3. In the event of termination of this Agreement in its entirety or in part with respect to any one or more Programs (i) by Celgene pursuant to Section 11.3 or (ii) by Prothena pursuant to Sections 11.2 or 11.4, upon the effective date of such termination:

(a)    except as set forth in Section 11.8, all rights (including all unexercised Options granted to Celgene hereunder) and licenses granted herein with respect to all terminated Programs shall terminate; provided, however, the licenses granted to Prothena in Section 7.2 for such Program shall continue;

(b)    any and all Collaboration Specific IP solely related to the terminated Programs shall thereafter no longer be deemed to be Collaboration Specific IP; and

(c)    each Party shall return or destroy all Confidential Information of the other Party with respect to the terminated Programs as required by Article 8.

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11.6.2    Termination by Celgene Pursuant to Section 11.2 or 11.4. In the event of termination of this Agreement in its entirety or in part with respect to any one or more Programs by Celgene pursuant to Section 11.2 or 11.4, upon the effective date of such termination:

(a)    except as set forth in Section 11.8, all rights (including all unexercised Options granted to Celgene hereunder) and licenses granted herein with respect to all terminated Programs shall terminate;

(b)    any and all Collaboration Specific IP solely related to the terminated Programs shall thereafter no longer be deemed to be Collaboration Specific IP; and

(c)    each Party shall return or destroy all Confidential Information of the other Party with respect to the terminated Programs, as required by Article 8, except for any Celgene Phase 1 Program Know-How from such terminated Program that is licensed to Prothena under Section 7.2.

11.7    Certain Additional Remedies of Celgene in Lieu of Termination. In the event that (i) Celgene notifies Prothena in writing of a material breach of this Agreement by Prothena, either in its entirety or with respect to a given Program(s), and (ii) Celgene would have the right to terminate this Agreement in its entirety or with respect to a given Program(s), as applicable pursuant to Section 11.2, then in lieu of Celgene terminating pursuant to Section 11.2, and without limiting any other rights or remedies of Celgene, Celgene may elect to have this Agreement continue in full force and effect (in its entirety or with respect to the affected Program(s), as applicable) by providing written notice to Prothena, and, with respect to any Program(s) for which the applicable IND Option Term or Phase 1 Option Term, as applicable, has not yet expired, Celgene shall be entitled to (but shall not be required to), by written notice to Prothena (which election may be made by Celgene on a Program-by-Program basis):

(a)    exercise its IND Option and/or its Phase 1 Option (without the need to exercise its IND Option) on a Program-by-Program basis as set forth in Section 3.1 and enter into a U.S. License Agreement or a Global License Agreement for such Program as applicable; provided that in such case, Celgene shall not be required to pay [***] IND Option Exercise Fee and/or the Phase 1 Option Exercise Fee, as applicable, in connection with the exercise of such IND Option and/or Phase 1 Option; and/or

(b)    exercise its rights as set forth in Section 2.5 (without the need to pay [***] IND Option Exercise Fee or Phase 1 Option Exercise Fee, to the extent any such amounts at any time become payable);

provided that, in either such case or (a) and/or (b), without limiting any other rights or remedies of Celgene, any and all amounts thereafter payable by Celgene hereunder or under any U.S. License Agreement and any Global License Agreement (including milestones and royalties) with respect to any Programs for which Celgene made such election in (a) and/or (b) above, as applicable, shall be reduced by [***] if the material breach triggering the rights of Celgene pursuant to this Section 11.7 with respect to the applicable Program occurred prior to the End of Discovery Portion Date for such Program or [***] if the material breach triggering the rights of Celgene pursuant to this Section 11.7 with respect to the applicable Program occurred on or after the End of Discovery Portion Date for such Program.

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11.8    Surviving Provisions.

11.8.1    Accrued Rights; Remedies. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 11 are in addition to any other relief and remedies available to either Party under this Agreement and at Applicable Law.

11.8.2    Survival. Without limiting the provisions of Section 11.8.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: Article 1 (to the extent the definitions are used in other surviving provisions), Section 2.2.5(a), Section 2.4.1 (solely as to the second to last sentence therein), Section 2.4.2 (solely as to the last sentence therein), Section 2.5.3, Section 2.6.2-2.6.4, Section 2.8 (but only until the fifth (5th) anniversary after the termination or expiration of this Agreement), Section 2.9.1 (solely as to the last sentence therein), Section 2.9.2, Section 3.1.6, Section 3.2, Section 4.1.2, Section 4.3 (solely for the purposes of effectuating Section 6.7 of any U.S. License Agreement effective as of the termination or expiration of this Agreement), Section [***], Article 6 (as to payment obligations accrued prior to the effectiveness of termination or expiration of this Agreement), Section 7.1.2, Sections 7.2-7.6, Section 7.9 (solely if there is no U.S. License Agreement or Global License Agreement for the Program covering the applicable Joint Program Patents), Section 7.13, Article 8, Section 9.6, Article 10, Section 11.6, Section 11.7, Section 11.8, and Article 12.

11.8.3    Relationship to U.S. License Agreements and Global License Agreements. Termination of this Agreement in its entirety or with respect to a given Program shall not affect in any way the terms or provisions of any then-existing executed U.S. License Agreement (including any U.S. License Agreement for a terminated Program) or Global License Agreement (including any Global License Agreement for a terminated Program), and such U.S. License Agreement and Global License Agreement shall continue in full force and effect in accordance with its terms and conditions.

ARTICLE 12

MISCELLANEOUS

12.1     Severability. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the invalid, void or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, void or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is invalid, void or unenforceable, the Parties

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agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid, void or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

12.2    Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 12.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Celgene:

Celgene Switzerland LLC

AON House

30 Woodbourne Ave.

Pembroke HM 08, Bermuda

Attention:        [***]

With copies to:

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901

U.S.A.

Attention:       General Counsel

Facsimile:       (908) 673-2771

If to Prothena:

Prothena Biosciences Limited

Adelphi Plaza

Upper George’s Street

Dun Laoghaire, Co. Dublin, A96 T927

Ireland

Attention:         Company Secretary

Facsimile:        +353-1-686-5675

With copies to:

Prothena Biosciences Inc

331 Oyster Point Boulevard

South San Francisco, CA 94080

U.S.A.

Attention:        Vice President, Business Development

Facsimile:        +1 650-837-8560

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Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 12.2.

12.3    Force Majeure. A Party shall not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance in accordance with the terms of this Agreement whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

12.4    Assignment.

12.4.1    Generally. Except as expressly permitted herein, this Agreement may not be assigned or transferred by any Party, nor may any Party assign or transfer any rights or obligations created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld.

12.4.2    Celgene. Notwithstanding the limitations in Section 12.4.1, but subject to Section 6.4.2, Celgene may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Celgene shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

12.4.3    Prothena. Notwithstanding the limitations in Section 12.4.1, but subject to Section 6.4.2 and the remaining provisions of this Section 12.4.3, Prothena may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that a Party assigning to an Affiliate shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets.

12.4.4    Intellectual Property of Acquirer. Notwithstanding anything to the contrary in this Agreement, if a Party is acquired by a Third Party after the Effective Date, then with respect to any intellectual property rights controlled by the Third Party acquiring party or its affiliates (other than one of the Parties to this Agreement or its Affiliates immediately prior to such acquisition) involved in any assignment of this Agreement by such Party to such Third Party acquirer, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held immediately prior to such

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transaction by such acquirer or its affiliate (other than the relevant Party to this Agreement or its Affiliates immediately prior to such acquisition) and developed outside the scope of activities conducted with respect to the Collaboration, any Program, any U.S. License Agreement or any Global License Agreement. The Prothena IP shall also exclude any intellectual property developed by such Third Party acquirer after such acquisition; provided that (i) such intellectual property is developed independently of the activities under the Collaboration, any Program, any U.S. License Agreement or any Global License Agreement [***], (ii) Prothena and its Affiliates put in place firewalls and other protections to [***] and (iii) [***].

12.4.5    All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the applicable Party. Any purported assignment in violation of this Section 12.4 will be null and void ab initio.

12.5    Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.

12.6    WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

12.7    Choice of Law; Dispute Resolution.

12.7.1    Choice of Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws or renvoi and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided, however, that with respect to matters involving the validity or infringement of intellectual property rights in a given country, such matter may be brought in the applicable country (in accordance with Section 12.7.3) and the Applicable Laws of the applicable country shall apply (subject to Section 7.6.1).

12.7.2    Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in Section 12.7.3 will be the exclusive mechanism for resolving any dispute (whether in contract, tort or otherwise), controversy or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement or the transactions contemplated by this Agreement (each, a “Dispute”); provided that decisions that are subject to the decision making authority of the JSC or a given Party, as expressly set forth in this Agreement, will not be subject to the provisions of Section 12.7.3 so long as such decisions are made in accordance with this Agreement.

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12.7.3    Jurisdiction.

(a)    Except as otherwise set forth in this Section 12.7.3, the sole jurisdiction and venue for all actions, suits and proceedings arising out of any Dispute (except in respect of an Excluded Claim, where jurisdiction is non-exclusive) will be the state and federal courts located in the Borough of Manhattan in New York, New York, USA. Each Party hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan in New York, New York, USA for any action, suit or proceeding arising out of such Dispute, and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of such Dispute in the state and federal courts of the Borough of Manhattan in New York, New York, USA and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that process may be served upon it in the manner specified in Section 12.2 and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process. It shall be a condition precedent to the commencement of any action in court or other tribunal (save an action for an interim injunction or provisional relief) in respect of any Dispute relating to this Agreement that the Parties have sought to resolve the Dispute by either Party notifying the other Party in writing for resolution to the Executive Officers who shall meet (whether in person or via teleconference) within [***] ([***]) [***] of such notice to seek resolution in good faith. If the Executive Officers are unable to resolve the Dispute at such meeting, either Party may pursue any remedy available to such Party at law or in equity, subject to the terms and conditions of this Agreement, including this Section 12.7.3.

(b)    Notwithstanding the provisions of Section 12.7.3(a), either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or equity. In addition, notwithstanding the provisions of Section 12.7.3(a) either Party may bring an action in any court having jurisdiction to enforce an award rendered pursuant to Section 12.7.3(a).

(c)    Until final resolution of the dispute through judicial determination, (i) this Agreement will remain in full force and effect and (ii) the time periods for cure as to any termination will be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if a court determines that such payments are not due.

(d)    As used in this Section 12.7, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the validity or infringement of a Patent, trademark or copyright, or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

12.8    Relationship of the Parties. Prothena and Celgene are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute (a) Prothena as a partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of Prothena. Neither Prothena nor Celgene, respectively, shall have any express or

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implied right or authority to assume or create any obligations on behalf of or in the name of Celgene or Prothena, respectively, or to bind Celgene or Prothena, respectively, to any contract, agreement, or undertaking with any Third Party.

12.9    No Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

12.10    Entire Agreement. This Agreement, together with the attached Exhibits (including the form of U.S. License Agreement and the form of Global License Agreement) and Schedules, as well as any and all executed U.S. License Agreements and Global License Agreements, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including the Existing Confidentiality Agreement (as set forth in Section 8.11) and any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. If a U.S. License Agreement is entered into with respect to a given Program, then to the extent there is a conflict between the provisions of this Agreement and the provisions of such U.S. License Agreement, the provisions of such U.S. License Agreement shall control with respect to such Program. If a Global License Agreement is entered into with respect to a given Program, then to the extent there is a conflict between the provisions of this Agreement (or the provisions of any prior U.S. License Agreement for such Program), the provisions of such Global License Agreement shall control with respect to such Program.

12.11    Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, ..gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

12.12    Equitable Relief; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

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12.13    Interpretation.

12.13.1    Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of the Parties has been represented by competent (in house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

12.13.2    Definitions; Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The words “including,” “includes,” “include,” “for example,” and “e.g.” and words of similar import will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless the context requires otherwise or otherwise specifically provided, (i) all references herein to Articles, Sections, Schedules or Exhibits shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.

12.13.3    Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein), (ii) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended, and (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns (subject to Section 12.4).

12.13.4    Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.

12.13.5    Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.

12.13.6    Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).

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12.14    Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

12.15    Extension to Affiliates. Subject to Sections 6.4.2 and 12.4, Celgene shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Celgene. Celgene shall remain fully liable for any acts or omissions of such Affiliates.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this MASTER COLLABORATION AGREEMENT to be executed by their respective duly authorized officers as of the Effective Date.

PROTHENA BIOSCIENCES LIMITED		CELGENE SWITZERLAND LLC

By:	/s/ Yvonne Tchrakian	By:	/s/ Kevin Mello
Name:	Yvonne Tchrakian	Name:	Kevin Mello
Title:	Director	Title:	Manager

[Signature Page to Master Collaboration Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.14

Certain Existing Collaboration Candidates

1. Tau:

[***]

[***]

2. [***]

3. TDP-43:

[***]

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Schedule 1.42

In-License Agreements and Other Third Party Agreements

[***]

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[***]

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Schedule 1.66

Certain Prothena Collaboration Patents

[***]

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[***]

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Schedule 1.69

Prothena Platform Technology

[***]

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Exhibit A

Form of Global License Agreement

(See Attached)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FINAL FORM

GLOBAL LICENSE AGREEMENT

by and among

PROTHENA BIOSCIENCES LIMITED

and

CELGENE SWITZERLAND LLC

Dated as of              , 20

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE OF CONTENTS1

LIST OF SCHEDULES2

SCHEDULE 1.27	EXISTING IND
SCHEDULE 1.28	EXISTING PROGRAM AGREEMENTS
SCHEDULE 1.39	IN-LICENSE AGREEMENTS AND OTHER THIRD PARTY AGREEMENTS
SCHEDULE 1.44	LICENSED PROGRAM ANTIBODIES
SCHEDULE 1.46(b)	LICENSED PROGRAM PATENTS
SCHEDULE 1.48	LICENSED TARGET
SCHEDULE 1.63	PROTHENA LICENSED COLLABORATION PATENTS
SCHEDULE 1.65	PROTHENA PLATFORM TECHNOLOGY
SCHEDULE 8.2	EXCEPTIONS TO PROTHENA REPRESENTATIONS AND WARRANTIES
SCHEDULE 8.4	EXCEPTIONS TO CELGENE REPRESENTATIONS AND WARRANTIES

[1]	To be inserted in final version.
[2]	All Schedules to be completed prior to execution of the Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GLOBAL LICENSE AGREEMENT

This GLOBAL LICENSE AGREEMENT (this “Agreement”) is entered into and made effective as of         , 20     (the “Effective Date”) by and between Prothena Biosciences Limited, an Irish limited company ( “Prothena”) and Celgene Switzerland LLC, a Delaware limited liability company (“Celgene”) 3 . Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Prothena and Celgene entered into that certain Master Collaboration Agreement, dated as of March 20, 2018 (the “Master Collaboration Agreement”), pursuant to which, among other things, Prothena has conducted research and development programs with respect to certain targets (each, a “Program”) and Celgene has an exclusive option to obtain an exclusive license to research, develop, manufacture and commercialize Antibodies that Target such targets;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of its Phase 1 Option (as defined in the Master Collaboration Agreement) with respect to a given Program, the Parties are obligated to enter into a Global License Agreement with respect to such Program;

WHEREAS, Celgene has exercised its Phase 1 Option (as defined in the Master Collaboration Agreement) with respect to the Licensed Program, and, as such, the Parties are entering into this Agreement pursuant to which, among other things, Prothena grants to Celgene exclusive rights and licenses with respect to the research, development, manufacture and commercialization of Licensed Antibodies and Licensed Products in the Territory, on the terms and subject to the conditions set forth herein; and

WHEREAS, Celgene and Prothena have previously entered into that certain U.S. License Agreement with respect to the Licensed Program (the “Licensed Program U.S. License Agreement”), and, pursuant to the terms of the Licensed Program U.S. License Agreement, such Licensed Program U.S. License Agreement automatically terminates upon entering into this Agreement, and the Parties intend for this Agreement to supersede the Licensed Program U.S. License Agreement.

[3]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1    “Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”) or, to the extent that Celgene adopts International Financial Reporting Standards (“IFRS”), then “Accounting Standards” shall mean IFRS, in either case consistently applied.

1.2    “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.

1.3    “Annual Net Sales” means, on a Licensed Product-by-Licensed Product basis, total Net Sales by Celgene, its Affiliates and Sublicensees in the Territory of such Licensed Product in a particular Calendar Year, calculated in accordance with Accounting Standards consistently applied.

1.4    “Antibody” means any [***] antibody (including [***]), [***] whether human, humanized, chimeric, murine, synthetic or from any other source.

1.5    “Applicable Law” or “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, judgments or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act (“HIPAA”) and the Health Information Technology for Economic and Clinical Health Act and the EU Data Protection Directive (Council Directive 95/46/EC) and applicable laws implementing the EU Data Protection Directive and, when in force, the General Data Protection Regulation (2016/679).

1.6    “Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring disease susceptibility, severity or state, or monitoring therapies for such patient and/or (b) for predicting the outcome of a particular treatment of such patient.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.7    “Biosimilar Application” means an application or submission filed with a Regulatory Authority for marketing authorization of a Biosimilar Product.

1.8    “Biosimilar Product” means, with respect to a given Licensed Product, a biological product (a) that contains (i) an identical active ingredient(s) as the Licensed Antibody in such Licensed Product, or (ii) a “highly similar” active ingredient(s) to the Licensed Antibody in such Licensed Product, as the phrase “highly similar” is used in 42 U.S.C. § 262(i)(2), and subject to the factors set forth in FDA’s Guidance for Industry, “Quality Considerations in Demonstrating Biosimilarity to a Reference Protein Product,” (February 2012), at Section VI, or any successor FDA guidance thereto, (b) for which Regulatory Approval is obtained by referencing Regulatory Materials of such Licensed Product, (c) is approved for use in such country (or region) pursuant to a Regulatory Approval process governing approval of interchangeable or biosimilar biologics as described in 42 U.S.C. §§ 262, or a similar process for Regulatory Approval in any country (or region) outside the United States, or any other similar provision that comes into force, or is the subject of a notice with respect to such Licensed Product under 42 U.S.C. § 262(l)(2) or any other similar provision that comes into force in such country (or region), and (d) is sold in the same country as such Licensed Product by any Third Party that is not a Sublicensee of Celgene or its Affiliates with respect to the Prothena IP and did not purchase such product in a chain of distribution that included any of Celgene or any of its Affiliates or its Sublicensees.

1.9    “BPCIA” means Biologics Price Competition and Innovation Act of 2009, as amended.

1.10    “Business Day” means a day on which banking institutions in New York City, New York, are open for business, excluding any Saturday or Sunday.

1.11    “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that the final Calendar Quarter shall end on the last day of the Term.

1.12    “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that the final Calendar Year shall end on the last day of the Term.

1.13    “Celgene IP” means Patents and Know-How owned or otherwise controlled (through license or otherwise, but excluding through grant of a license from Prothena to Celgene pursuant to this Agreement) by Celgene or any of its Affiliates (including any Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Celgene or any of its Affiliates pursuant to the conduct of activities under this Agreement). For the avoidance of doubt, Celgene IP excludes (i) Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena, solely or jointly with a Third Party; (ii) Joint Program IP (as defined under the Master Collaboration Agreement); (iii) [***], and (iv) Joint IP.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.14    “Change of Control” in respect of a Person (an “Acquired Person”) shall be deemed to have occurred upon any of the following occurring after the Effective Date: (i) any Person or group of Persons that is not an Affiliate of such Acquired Person becomes the beneficial owner (directly or indirectly) of more than fifty percent (50%) of the voting shares; (ii) such Acquired Person consolidates with or merges into or with another Person that is not an Affiliate of such Acquired Person pursuant to a transaction in which more than fifty percent (50%) of the voting shares of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting shares of such Acquired Person immediately preceding such consolidation or merger; and/or (iii) that Acquired Person sells or transfers to another Person that is not an Affiliate of such Acquired Person all or substantially all of its assets.

1.15    “Clinical Trial” means a human clinical trial, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial or Registration Enabling Clinical Trial, any study incorporating more than one of these phases, or any human clinical trial commenced after Regulatory Approval.

1.16    “Commercialization” means any and all activities directed to the commercialization of a product (which may include related diagnostic products, if applicable), including commercial manufacturing (including Manufacturing) and commercial supply of a product, marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such product, importing, exporting and transporting such product for commercial sale, and seeking of pricing and reimbursement of a product (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product (or related diagnostic product, if applicable)), as well all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include any Clinical Trial commenced after Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization.

1.17    “Commercially Reasonable Efforts” means, with respect to Celgene in relation to an obligation under this Agreement with respect to a Licensed Antibody or Licensed Product, such efforts that are consistent with the efforts and resources normally used by Celgene in the exercise of its commercially reasonable business practices relating to performance of an obligation for a similar pharmaceutical compound or product (including the research, development, manufacture and commercialization of a pharmaceutical compound or product), as applicable, at a similar stage in its research, development or commercial life as the relevant Licensed Antibody or Licensed Product, and that has commercial and market potential similar to the relevant Licensed Antibody or Licensed Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved), amounts payable to licensors of patents or other intellectual property rights, [***], and legal issues.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18    “Confidential Information” means, with respect to a Party, all confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.

1.19    “Control”, “Controls” or “Controlled” means, with respect to any intellectual property (including Know-How) or Confidential Information, the ability of a Party or its Affiliates, as applicable, (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses as provided herein, or to otherwise disclose such intellectual property or Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would be required hereunder to grant the other Party such license or sublicenses as provided herein or to otherwise disclose such intellectual property or Confidential Information to the other Party.

1.20    “Cover”, “Covering” or “Covered” means, with reference to a Patent claim, that such Patent has a Valid Claim that claims the [***], and that the sale of a Licensed Antibody (or product incorporating such Licensed Antibody) would infringe such Valid Claim in the country in which such activity occurs without a license thereto (or ownership thereof); provided, that with respect to method of use, such method of use is for an Indication for which Regulatory Approval has been received (as set forth on the approved labeling for the applicable Licensed Product incorporating such Licensed Antibody) for such Licensed Antibody in such country.

1.21    “Derivative” means, with respect to a Licensed Target, all [***] thereof.

1.22    “Development” means (i) research activities (including drug discovery, identification and/or synthesis) with respect to a product (which may include related diagnostic products, if applicable), and/or (ii) preclinical and clinical drug development activities, and other development activities, with respect to a product (which may include related diagnostic products, if applicable), including test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials and other studies commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of INDs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.23    “Diagnostic Product” means, on a Licensed Product-by-Licensed Product basis, any diagnostic product (which may include a Licensed Antibody or Licensed Product being used as a diagnostic product) which is necessary or reasonably useful (a) for the [***] in a patient or Patient Sample, and/or (b) to [***] in a patient or Patient Sample, and/or (c) to [***] to achieve improved safety or effectiveness, in each case of (a), (b) and (c), which is intended for use or is Developed or approved for use in connection with a therapeutic Licensed Antibody or Licensed Product (which may include [***]).

1.24    “Dollars” or “$” means the legal tender of the United States.

1.25    “EU” means all countries that are officially recognized as member states of the European Union at any particular time.

1.26    “Executive Officers” means Prothena’s Chief Executive Officer and Celgene’s Executive Vice President, Research and Early Development (or such Executive Vice President’s designee).

1.27    “Existing IND” means the IND for the conduct of Phase 1 Clinical Trials under the Licensed Program as more particularly identified on Schedule 1.27.

1.28    “Existing Program Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party solely related to the Development or Manufacture of any Licensed Antibodies or Licensed Products, in effect as of the Effective Date, as set forth on Schedule 1.28.

1.29    “Field” means any and all uses or purposes, including the treatment, prophylaxis, palliation, diagnosis or prevention of any human or animal disease, disorder or condition.

1.30    “First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first sale of such Licensed Product in such country for use or consumption by the general public (following receipt of all Regulatory Approvals that are required in order to sell such Licensed Product in such country) and for which any of Celgene or its Affiliates or Sublicensees has invoiced sales of Licensed Products in the Territory; provided, however, that the following shall not constitute a First Commercial Sale: (a) any sale to an Affiliate or Sublicensee, unless the Affiliate or Sublicensee is the last Person in the distribution chain of the Licensed Product; or (b) any use of such Licensed Product in Clinical Trials or non-clinical development activities with respect to such Licensed Product by or on behalf of a Party, or disposal or transfer of such Licensed Product for a bona fide charitable purpose, compassionate use or samples.

1.31    “Global License Agreement” means each Global License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement. When used in this Agreement, references to Global License Agreements are references to Global License Agreements other than this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.32    “Good Clinical Practices” or “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).

1.33    “Good Laboratory Practices” or “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.

1.34    “Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable, (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical product, as applicable.

1.35    “Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal), (c) multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.36    “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.37    “Indication” means an entirely separate and distinct disease or medical condition in humans (i) [***], and/or (ii) [***]. For clarity, (a) [***], (b) [***] and (c) [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***].

1.38     “Initiation” means, with respect to a given Clinical Trial, the administration of the first dose of Licensed Product to the first properly enrolled subject in such Clinical Trial in accordance with the protocol for such Clinical Trial.

1.39    “In-License Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party pursuant to which such Third Party licenses to Prothena (or its Affiliates, as applicable) any Patents or Know-How included in the Prothena IP, including those set forth on Schedule 1.39.

1.40    “Know-How” means all proprietary (a) information, techniques, technology, practices, trade secrets, inventions, methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures and formulations, sequences, processes, formulae, techniques, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools, in each case, whether patentable or not; and (b) tangible manifestations thereof, including any and all of the foregoing relating to Licensed Program Biological and Chemical Materials.

1.41    “Licensed Antibody” means (a) any Licensed Program Antibody and (b) any other Antibody that is a variant, fragment, derivative or other modification of a Licensed Program Antibody, that (i) Targets the Licensed Target, (ii) is made by or on behalf of Celgene or its Affiliates or Sublicensees during the Term in the course of its activities performed under this Agreement (or during the term of the Licensed Program U.S. License Agreement in the course of its activities performed thereunder) and (iii) is claimed (or was claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.46(b), a Prothena Licensed Collaboration Patent set forth on Schedule 1.63, or Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents, Prothena Licensed Collaboration Patents or Joint Program Patents (as defined in the Master Collaboration Agreement).

1.42    “Licensed Product” means any product that constitutes, incorporates, comprises or contains a Licensed Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Product that constitute, incorporate, comprise or contain the same Licensed Antibody shall be considered the same Licensed Product for purposes of this Agreement. Licensed Products shall include, in all cases, any Licensed Program Product.

1.43    “Licensed Program” means the Development program undertaken by or on behalf of Prothena pursuant to the Master Collaboration Agreement with respect to the Licensed Target.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.44    “Licensed Program Antibody” means, with respect to the Licensed Program, (i) the Collaboration Candidates (as defined in the Master Collaboration Agreement) that Target the Licensed Target and that were Developed under such Licensed Program pursuant to the Master Collaboration Agreement, including those as set forth on Schedule 1.44 and (ii) all Related Antibodies with respect to any Antibody described in the foregoing clause (i) provided that such Related Antibodies are claimed (or were claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.46(b), a Prothena Licensed Collaboration Patent set forth on Schedule 1.63, or a Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents or Prothena Licensed Collaboration Patents. For the avoidance of doubt, Licensed Program Antibodies are included within the definition of Licensed Antibody.

1.45    “Licensed Program Biological and Chemical Materials” means, with respect to the Licensed Program, any and all compositions of matter, cells, cell lines, assays, animal models, imaging agents, Patient Samples, Biomarkers and any other physical, biological or chemical material, that are Controlled by Prothena or its Affiliates and [***], the Licensed Target or Licensed Program Antibodies (or the Development, Manufacture or Commercialization thereof), including physical embodiments of the Licensed Program Antibodies and any diagnostics related to such Licensed Program Antibodies, in each case, (i) created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, in such Licensed Program under the Master Collaboration Agreement or (ii) otherwise utilized by or on behalf of Prothena or its Affiliates in the Licensed Program under the Master Collaboration Agreement. To the extent the Licensed Program Biological and Chemical Materials were created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Licensed Program Know-How” hereunder, and to the extent the Licensed Program Biological and Chemical Materials were not created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, but were otherwise utilized in the development of the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Prothena Licensed Collaboration Know-How” hereunder.

1.46    “Licensed Program IP” means, collectively:

(a)    “Licensed Program Know-How” which means any and all Know-How that was created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case (i) by or on behalf of [***], (ii) by or on behalf of [***], or (iii) by or on behalf of [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]. For the avoidance of doubt, Licensed Program Know-How (i) includes ‘Program Know-How’ (as defined in the Master Collaboration Agreement) related to the Licensed Program but (ii) expressly excludes any Know-How created, conceived, discovered, first generated, invented, first made or first reduced to practice in the course of activities performed under this Agreement or the Licensed Program U.S. License Agreement, and any Joint Program Know-How (as defined in the Master Collaboration Agreement); and

(b)    “Licensed Program Patents” which means any Patents in the Territory Controlled by Prothena or its Affiliates that claim or cover any Licensed Program Know-How, including the Patents set forth on Schedule 1.46(b). For the avoidance of doubt, Licensed Program Patents, include ‘Program Patents’ (as defined in the Master Collaboration Agreement) related to the Licensed Program, but expressly exclude Joint Program Patents (as defined in the Master Collaboration Agreement).

1.47    “Licensed Program Product” means, with respect to the Licensed Program, any product that constitutes, incorporates, comprises or contains a Licensed Program Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Program Product that constitutes, incorporates, comprises or contains the same Licensed Program Antibody shall be considered the same Licensed Program Product for purposes of this Agreement. For the avoidance of doubt, Licensed Program Products are included within the definition of Licensed Products.

1.48    “Licensed Target” means the target set forth on Schedule 1.48, including Derivatives thereof.

1.49    “Major Markets” means the United Kingdom, France, Germany, Italy and Spain.

1.50    “Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of a product or diagnostic product, and regulatory activities related to any of the foregoing.

1.51    “Marketing Authorization Application” or “MAA” means a Marketing Authorization Application, Biologics License Application or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or diagnostic product, in a country or in a group of countries.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.52    “Net Sales” means, in respect of a given Licensed Product, the total [***] amounts [***] for all sales of such Licensed Product in the Territory for use in the Field by Celgene, its Affiliates or Sublicensees to Third Party customers (including to distributors), less the following deductions [***] so as to arrive at “net sales” under Accounting Standards as reported by Celgene, its Affiliates or Sublicensees, as applicable, in such Person’s financial statements:

(a)    [***];

(b)    [***];

(c)    [***];

(d)    [***]; and

(e)    [***].

There shall be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate Net Sales. The calculations set forth in this definition of “Net Sales” shall be determined in accordance with Accounting Standards.

Sales or other transfers between Celgene and its Affiliates or Sublicensees, as well as any transfers or dispositions of any Licensed Products for (i) [***], (ii) [***], (iii) [***] or (iv) [***], in each case, shall be excluded from the computation of Net Sales.

The calculations set forth in this section shall be determined in accordance with Accounting Standards. If any Licensed Product is, or is sold as part of, a Combination Product, Net Sales shall be calculated assuming that the gross sale price of each unit is equal to the product of (i) Net Sales of the Combination Product calculated as above (i.e., calculated as for a non-Combination Product), and (ii) the fraction [***], where:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

For purposes of this definition, “Combination Product” means any pharmaceutical product that (a) contains two or more active ingredients, including both (1) a Licensed Antibody and (2) one or more other compounds (which may be Antibodies) but that are not a Licensed Antibody, either as a fixed dose product, co-formulated product or co-packaged product, and sold for a single price, and (b) is Developed or Commercialized, alone or together with a Third Party, by Celgene or any of its Affiliates or Sublicensees. Any vehicles, adjuvants and excipients used in conjunction with any Licensed Antibody shall not be treated as active ingredients for the purposes of this definition.

1.53    “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.

1.54    “Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.

1.55    “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.56    “Phase 1 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(a) (as amended), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country, and is intended to (a) determine the safety, pharmacokinetics and pharmacodynamic parameters in healthy individuals or patients, and (b) following the foregoing clause (a), further evaluate safety and pharmacokinetics (including exploration of trends of a biomarker-based or clinical endpoint-based efficacy relationship to dose which need not be designed to be statistically significant) of the product, whether or not in combination with concomitant treatment and which provides sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Registration Enabling Clinical Trial with Regulatory Authorities.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.57    “Phase 1 Option Exercise Fee” shall mean the Phase 1 Option Exercise Fee (as defined in the Master Collaboration Agreement) for the Licensed Program.

1.58    “Phase 2 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b), as amended, and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.59    “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, derivations, re-examinations, post-grant proceedings and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.60    “Prothena IP” means the Prothena Licensed Collaboration Patents, the Prothena Licensed Collaboration Know-How, the Licensed Program Patents and the Licensed Program Know-How, as well as Prothena’s (and its Affiliates’) right, title and interest in and to the Joint IP and any Joint Program IP (as defined under the Master Collaboration Agreement).

1.61    “Prothena Licensed Collaboration IP” means all Prothena Licensed Collaboration Know-How and Prothena Licensed Collaboration Patents

1.62    “Prothena Licensed Collaboration Know-How” means any and all Know-How that is Controlled by Prothena or its Affiliates on or after the Effective Date that (a) is necessary or [***] to research, develop, make, have made, import, use, offer to sell, sell or otherwise exploit any Licensed Target, Licensed Program Antibody or Licensed Program Product or (b) is or was [***], including (i) any diagnostics related to any such Licensed Program Antibody or Licensed Program Product and (ii) Know-How conceived, created, discovered, first generated, invented, first made or first reduced to practice by or on behalf of a Prothena or its Affiliates, whether solely or jointly with any Third Party, in the course of activities performed under this Agreement; but expressly excluding Joint Know-How, Joint Program Know-How (as defined in the Master Collaboration Agreement) and Licensed Program Know-How.

1.63    “Prothena Licensed Collaboration Patents” means any and all Patents in the Territory that are Controlled by Prothena or its Affiliates on or after the Effective Date that claim or cover (a) any Licensed Target, any Licensed Program Antibody or any Licensed Program Product, or the research, development, making, having made, import, use, offering to sell, selling or other exploitation of any of the foregoing, or (b) any Prothena Licensed Collaboration Know-How; but expressly excluding Joint Patents, Joint Program Patents (as defined in the Master Collaboration Agreement) and Licensed Program Patents. Prothena Licensed Collaboration Patents shall include the Patents set forth on Schedule 1.63.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.64    “Prothena Platform Patent” means a Patent within the Prothena Licensed Collaboration Patents that [***] claims the Prothena Platform Technology.

1.65    “Prothena Platform Technology” means [***], which shall [***]; but in any case excluding [***].

1.66    “Registration Enabling Clinical Trial” means (a) a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), as amended, and is intended to (i) establish that the product is safe and efficacious for its intended use, (ii) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (iii) support Regulatory Approval for such product, or (b) a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.67    “Regulatory Approval” means all approvals, licenses and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a pharmaceutical or diagnostic product for a particular Indication in a country or region (including separate pricing or reimbursement approvals, as necessary), and including the approvals by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

1.68    “Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be (the “MHLW”) in Japan, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or diagnostic product, as applicable, in such country or region.

1.69    “Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority in such country to market and sell the Licensed Product in such country, in each case, such that market exclusivity is maintained for Celgene (or its Affiliate or Sublicensee, as applicable) in such country with respect to such Licensed Product as a result of such grant by such Regulatory Authority.

1.70    “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of MAAs, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical or diagnostic product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each MAA, including all Drug Master Files (if any), INDs and supplemental biologics license applications (sBLAs) and foreign equivalents of any of the foregoing. The Regulatory Materials shall include the Existing IND.

1.71    “Related Antibody” means, with respect to a given Antibody, any (a) [***] or (b) [***], and in each case of (a) and (b), that [***].

1.72    “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First Commercial Sale of such Licensed Product in such country of sale and expiring upon the latest of (a) the first date on which there is no Valid Claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents or Joint Program Patents (as defined in the Master Collaboration Agreement), in each case, that Covers such Licensed Product in such country of sale, (b) the expiration of Regulatory-Based Exclusivity for such Licensed Product in such country of sale and (c) the [***] ([***]) year anniversary of the date of First Commercial Sale of such Licensed Product in such country of sale.

1.73    “Select Indication” means each of the following separate and distinct Indications: [***] such other Indications as the Parties may mutually agree in writing to be expressly included as a “Select Indication” for purposes of this Agreement; provided that such indication is identified as an approved use for the applicable Licensed Product in the approved label for such Licensed Product in the applicable country.

1.74    “Sublicensee” means, with respect to Celgene, a Third Party to whom Celgene has granted a sublicense, either directly or indirectly, under the Prothena IP licensed to Celgene by Prothena pursuant to this Agreement, to Develop, Manufacture and/or Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, but excluding any Third Party acting as a distributor and excluding Prothena and its Affiliates.

1.75    “Target” means, with respect to a given Antibody and the Licensed Target, that such Antibody [***]. For the purposes of the “Target” definition, “[***]” means [***].4

[4]	[***] For the purposes of the “Target” definition, “[***]” means [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.76    “Territory” means worldwide.

1.77    “Third Party” means any Person other than Prothena or Celgene that is not an Affiliate of Prothena or of Celgene.

1.78    “Third Party Claim” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.

1.79    “Third Party Damages” means all losses, costs, claims, damages, judgments, liabilities and expenses payable to a Third Party by a Party (or the Prothena Indemnitees or Celgene Indemnitees, as applicable) under a Third Party Claim (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation in connection therewith).

1.80    “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.81    “U.S. License Agreement” shall mean each U.S. License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement.

1.82    “Valid Claim” means a claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents, or Joint Program Patents (as defined in the Master Collaboration Agreement) in the Territory that has issued and has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue, disclaimer, inter partes review, post grant procedures or similar proceedings [***].

1.83    Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
Acquired Person	1.14
Active Immunotherapeutic Approaches	4.2.1
Agreement	Preamble
Celgene	Preamble
Celgene Acquired Competing Antibody	4.5.2
Celgene Exclusivity Term	4.5.1
Celgene Indemnitees	9.2
Celgene Proposed Terms	4.2.2
Celgene Share	6.8.4
Celgene Third Party Payments	5.3.4
Combination Product	1.52
Competing Antibody	4.5.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
Competing Compound	4.1
Cure Period	10.2.1
Disclosing Party	7.1
Dispute	11.7.2
Electronic Delivery	11.11
Effective Date	Preamble
EMA	1.68
Excluded Claim	11.7.3(d)
Existing Regulatory Materials	2.2.1
FDA	1.68
[***]	[***]
Force Majeure	11.3
GAAP	1.1
Grant	4.2.2
Grant Notice	4.2.2
HIPAA	1.5
IFRS	1.1
Indemnitee	9.3
Indemnitor	9.3
Indirect Taxes	5.6.2(b)
Insolvency Event	10.4
Joint IP	6.6.4
Joint Know-How	6.6.4
Joint Patent	6.6.4
Licensed Program Assets	2.4
Licensed Program Confidential Information	7.11
Licensed Program Inventory	2.3.4
Licensed Program Know-How	1.46(a)
Licensed Program Non-Specific IP	7.2
Licensed Program Patents	1.46(b)
Licensed Program Specific IP	7.2
Licensed Program U.S. License Agreement	Recitals
Master Collaboration Agreement	Recitals
MHLW	1.68
Negotiation Period	4.2.2
[***]	[***]
Notice Period	4.2.2
Ongoing Clinical Trial	2.1.3(a)
Ongoing Prothena Development Activities	2.1.3(c)
Party or Parties	Preamble
Patent Liaison	6.7
Payee Party	5.6.2(b)
Paying Party	5.6.2(b)
Per Licensed Product Annual Net Sales	5.3.1
Program	Recitals

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Definition:	Section:
Prothena	Preamble
Prothena Acquired Competing Compound	4.4
Prothena Indemnitees	9.1
Prothena Licensor	8.3.3
Prothena Ongoing Program Activities	2.1.3(d)
Prothena Reversion Antibodies	10.8.1
Publishing Party	7.8.1
Receiving Party	7.1
Regulatory Milestone Payment	5.4.1
Right of First Negotiation	4.2.2
Sales Milestone Payment	5.5.1
SEC	7.4.1(a)
Securities Regulators	7.6
Tax Benefit	5.6.2(c)
Term	10.1.1
Transition Plan	2.3.6

ARTICLE 2.

DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION

2.1    Development, Manufacturing and Commercialization.

2.1.1    General. From and after the Effective Date, and subject to the terms and conditions of this Agreement, (i) Celgene will have the sole right (and shall solely control, at its discretion), itself and/or with or through its Affiliates, Sublicensees or other Third Parties, to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, and (ii) Prothena and its Affiliates shall not have any right to, and shall not, conduct any Development, Manufacture or Commercialization of any Licensed Antibodies or Licensed Products in the Field in the Territory.

2.1.2    Diligence. From and after the Effective Date, and subject to the terms and conditions of this Agreement, Celgene, itself and/or with or through its Affiliates, Sublicensees or other Third Parties, will use Commercially Reasonable Efforts to (i) Develop and seek Regulatory Approval for at least one Licensed Product in the U.S. and at least one Major Market, and (ii) following receipt of Regulatory Approval in in the U.S. or such Major Market, introduce at least one Licensed Product into commercial market in such country.

2.1.3    Prothena Activities in Support of Licensed Program. Notwithstanding the provisions of Section 2.1.1, as and to the extent requested by Celgene in writing, Prothena shall conduct the following activities as reasonably directed by Celgene:

(a)    Ongoing Clinical Trials. If any Clinical Trial(s) that were being conducted by or on behalf of Prothena under the Licensed Program pursuant to the Master Collaboration Agreement have not been completed as of the Effective Date (an “Ongoing Clinical Trial”), then, at Celgene’s written election, Prothena will, at its expense, either wind-down and terminate such Ongoing Clinical Trial or continue to perform such Ongoing Clinical Trial. In the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

event Celgene elects that an Ongoing Clinical Trial should be wound-down and terminated, Prothena shall cause such Ongoing Clinical Trial to be wound-down and terminated promptly. In the event that Celgene elects the Ongoing Clinical Trial to continue, then Prothena shall continue to be responsible for the performance of, and shall continue to perform, such Ongoing Clinical Trial in accordance with (i) the Research Plan (as defined in the Master Collaboration Agreement) as in existence as of the Effective Date, (ii) the terms of the applicable Clinical Trial protocol as in existence as of the Effective Date (as may be amended as required by Applicable Law and applicable guidance issued from time to time by the by the relevant Regulatory Authority) and (iii) otherwise in accordance with the reasonable directions of Celgene, until completion of such Clinical Trial. In such case, the performance of such Clinical Trial by or on behalf of Prothena shall continue to be governed by the terms and conditions of the Master Collaboration Agreement as if the Licensed Program were continuing under the Master Collaboration Agreement solely with respect to such Ongoing Clinical Trial, mutatis mutandis (including that Know-How conceived, created, discovered, first generated, invented, first made or first reduced to practice, by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, pursuant to the conduct of such Ongoing Clinical Trial, shall be Licensed Program Know-How hereunder); provided that, notwithstanding the provisions of the Master Collaboration Agreement, Celgene shall have the right to make decisions and determinations with respect to the conduct of such Ongoing Clinical Trial, and Prothena shall comply with all such reasonable decisions and determinations, provided that Celgene consults with and reasonably considers Prothena’s comments with respect thereto prior to making any such decision or determination. In addition, Celgene shall have the right, at any time, to notify Prothena to cease performance of an Ongoing Clinical Trial, and in such case, Prothena shall immediately wind-down any such Ongoing Clinical Trial.

(b)    Transition Supply. If Prothena was supplying (or having supplied) any Licensed Antibody and/or Licensed Product for any Clinical Trial(s) or other Development activities conducted with respect to the Licensed Program under the Master Collaboration Agreement, then, at Celgene’s written request, Prothena will be responsible for supplying, and shall supply, to Celgene (or its designee) Licensed Antibody(ies) and/or Licensed Product(s), for use in Development by or on behalf of Celgene hereunder for a period not to exceed [***] ([***]) [***] (or such longer period of time as agreed to by the Parties), as and to the extent requested by Celgene; provided that Celgene shall pay to Prothena a reasonable, fair value cost for such supply, which cost shall be negotiated in good faith and agreed to by the Parties prior to such supply. In such case, at the request of Celgene, the Parties shall negotiate in good faith and enter into an appropriate supply agreement (including a quality agreement) for Prothena to supply (or have supplied) Licensed Antibody and/or Licensed Product, as applicable, to Celgene (or its designee). Notwithstanding the foregoing, if Prothena has engaged a Third Party contract manufacturer for the supply of Licensed Antibodies and/or Licensed Products, and the agreement with such Third Party prohibits the supply to Celgene in accordance with the foregoing (provided that Prothena used good faith efforts not to include such prohibition during negotiations), then in lieu of the foregoing supply obligation, Prothena shall take such actions as reasonably requested by Celgene to facilitate the negotiations between Celgene and Prothena’s Third Party contract manufacturer of an appropriate supply agreement (including a quality agreement) for the supply of Licensed Antibody and/or Licensed Product, as applicable, to Celgene (or its designee).

(c)    Other Continuing Development Activities. Without limiting the other obligations of Prothena hereunder (including as set forth in this Section 2.1.3), in the event

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that the Parties mutually agree in writing that Prothena or its Affiliates will conduct any other specific Development activities for Celgene after the Effective Date with respect to the Licensed Program (in addition to those set forth in the foregoing provisions of this Section 2.1.3) (the “Ongoing Prothena Development Activities”), then, in such case, the Parties shall negotiate in good faith and enter into a separate services agreement pursuant to which Prothena (or its Affiliates, as applicable) shall perform such Ongoing Prothena Development Activities.

(d)    Prothena Ongoing Program Activities. Prothena’s obligations as set forth in this Section 2.1.3, as applicable, are the “Prothena Ongoing Program Activities”.

2.1.4    Celgene Progress Updates. During the Term until such time as Celgene has submitted a MAA for at least one Licensed Product in the United States and at least one country in the EU (or through centralized EU filing) for a Select Indication, Celgene and Prothena shall meet at least [***] to discuss the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement. Such meeting shall be either in person or telephonically as agreed to by the Parties. In addition, during the Term until such time as Celgene has submitted an MAA for at least one Licensed Product in the United States or at least one country in the EU (or through centralized EU filing) for a Select Indication, at least [***] (or more frequently as agreed to by the Parties), Celgene shall submit to Prothena a written report summarizing the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement since the last report.

2.1.5    JSC. For the avoidance of doubt, the JSC (as defined in the Master Collaboration Agreement) and each Subcommittee (as defined in the Master Collaboration Agreement) shall no longer oversee or review any of the matters under this Agreement, and shall have no decision-making authority in connection therewith.

2.2    Regulatory.

2.2.1    Transfer of Existing Regulatory Materials. Subject to Section 2.2.2, Prothena shall assign and transfer (and hereby does assign and transfer), or cause to be assigned and transferred to the extent not owned by Prothena, to Celgene (or its designee), promptly (but in all cases within [***] ([***]) days) after the Effective Date any and all Regulatory Materials (including the Existing IND) for any Licensed Antibodies and/or Licensed Products held or generated by or on behalf of Prothena or its Affiliates (the “Existing Regulatory Materials”), including providing true, accurate and complete hard and electronic copies thereof to Celgene. Thereafter Celgene (or its designee) shall have the sole right, in its discretion, to file, maintain and hold title to, all Existing Regulatory Materials. Notwithstanding the foregoing, at the election of Celgene, Celgene may notify Prothena in writing that it does not desire to take assignment and transfer of certain Regulatory Materials (as so determined by Celgene) and in such case, Prothena shall not assign or transfer to Celgene (or its designee) such designated Regulatory Materials.

2.2.2    Prothena Ownership for Ongoing Clinical Trials. Notwithstanding the foregoing Section 2.2.1, in the event Prothena continues to be responsible for the performance of an Ongoing Clinical Trial pursuant to and in accordance with Section 2.1.3(a), Prothena will retain ownership of any Existing Regulatory Materials (including the Existing IND) for the

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corresponding Licensed Antibodies and Licensed Products related to such Ongoing Clinical Trial until completion of such Ongoing Clinical Trial, following which, the provisions of Section 2.2.1 shall apply with respect to such Existing Regulatory Materials.

2.2.3    Safety Information. Celgene shall have the right to report all safety information to Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products in the Territory hereunder, provided that Prothena shall also have such right with respect to safety data arising from any Ongoing Clinical Trial prior to the transfer of Existing Regulatory Materials to Celgene pursuant to Section 2.2.2.

2.2.4    Right of Reference; Access to Data. Pending such time as the Existing Regulatory Materials are transferred and assigned to Celgene (or its designee), or in the event of failure to transfer and assign any Existing Regulatory Materials to Celgene (or its designee), as required by Section 2.2.1 or 2.2.2 (as applicable), Celgene (and its designees) shall have, and Prothena (on behalf of itself and its Affiliates) hereby grants to Celgene (and its designees), access and a right of reference (without any further action required on the part of Prothena or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all such Existing Regulatory Materials and all data contained or referenced in any Existing Regulatory Materials for Celgene (and its designees) to exercise its rights and perform its obligations hereunder. In all cases, Celgene (and its designees) shall have access to all data contained or referenced in any Existing Regulatory Materials, and Prothena shall ensure that Celgene (and its designees) are afforded such access.

2.2.5    Regulatory Matters. In the event that Celgene determines that any regulatory filings for any Licensed Antibodies and/or Licensed Products are required for any activities hereunder, including INDs, MAAs and other Regulatory Approvals (as applicable), then Celgene (or its designee) shall have the sole right, in its discretion, to seek to obtain and maintain such regulatory filings (in its or its designee’s name). In addition, Celgene (or its designee) shall have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products, including with respect to any Regulatory Materials in connection therewith. Prothena (and its Affiliates) shall have no right to, and shall not, make any regulatory filings related to any Licensed Antibodies and/or Licensed Products or otherwise interact with any Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products; provided that, as and to the extent reasonably requested by Celgene in writing, Prothena shall interact with Regulatory Authorities in connection with Licensed Antibodies and/or Licensed Products with respect to matters related to the Licensed Program activities conducted by or on behalf of Prothena under the Master Collaboration Agreement or with respect to any Prothena Ongoing Program Activities. Notwithstanding the foregoing, until such time as a given Existing Regulatory Material is assigned and transferred to Celgene in accordance with Section 2.2.1 or 2.2.2 (as applicable), Prothena shall be responsible for all communications and interactions with Regulatory Authorities with respect to such Existing Regulatory Material; provided that, in connection with any such activities by Prothena, Prothena shall, to the extent reasonably requested by Celgene, consult and coordinate with Celgene with respect thereto (including allowing Celgene to attend or participate in any meetings or other interactions with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority) and Prothena shall accommodate and comply with any reasonable requests made by Celgene in connection therewith (including that Prothena shall submit to Celgene a copy of any proposed filings and

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correspondence with any Regulatory Authority for Celgene’s review and approval prior to submission thereof). At the request of Celgene, Prothena shall reasonably assist Celgene in communications and filings with Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products.

2.2.6    Pharmacovigilance. At the written request of Celgene, within [***] ([***]) days after such request, Prothena and Celgene (or its designee(s)) will enter into a pharmacovigilance agreement in order to, among other things, coordinate safety matters and share of safety information with respect to Licensed Products.

2.3    Assistance; Technology Transfer.

2.3.1    General. Prothena shall (and shall cause its Affiliates to) cooperate with Celgene (and its designees) and provide reasonable assistance to Celgene (and its designees) to enable Celgene (and its designees) to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products, as and to the extent requested reasonably by Celgene, including (i) conducting a technology transfer to Celgene with respect to the Licensed Program Know-How and Prothena Licensed Collaboration Know-How, (ii) providing Celgene (and its designees) reasonable assistance with respect to regulatory and Manufacturing transition matters related to Licensed Antibodies and Licensed Products and (iii) providing Celgene (and its designees) with reasonable access by teleconference or in-person (as requested by Celgene) to Prothena personnel (and personnel of its Affiliates and Third Party contractors) involved in the Development or Manufacture of Licensed Antibodies and Licensed Products to assist with the transition and answer questions related to Licensed Antibodies, Licensed Products and Diagnostic Products.

2.3.2    Additional Specific Transition Assistance. Without limiting the provisions of Section 2.3, as soon as reasonably practicable following the Effective Date (but in all cases, within [***] ([***]) days after the Effective Date or such other period of time as agreed to by the Parties), and thereafter during the Term as may be reasonably requested by Celgene from time to time, Prothena shall (i) disclose to Celgene (and its designees) in English (including by providing hard and electronic copies thereof) all Licensed Program Know-How and Prothena Licensed Collaboration Know-How, including any materials and documentation (including data and protocols) included therein and any other physical embodiments thereof, (ii) transfer to Celgene (and its designees) all Licensed Program Biological and Chemical Materials, as well as [***] and Celgene and its designees shall have the full right to utilize all of the foregoing in connection with the Development, Manufacture or Commercialization of Licensed Antibodies and Licensed Products, and (iii) assist Celgene (and its designees) in responding to regulatory inquiries with respect to Licensed Program Antibodies and Licensed Program Products.

2.3.3    Manufacturing Technology Transfer. Without limiting the provisions of Sections 2.3 and 2.3.2, as soon as reasonably practicable following the Effective Date (but in all cases, within [***] ([***]) days after the Effective Date or such other period of time as agreed to by the Parties), Prothena shall transfer, and thereafter continue, during the Term as may be

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reasonably requested by Celgene from time to time, the transfer (from Prothena, its Affiliates or its Third Party contract manufacturers) to Celgene (and its designees), copies in English (in writing and in an electronic format) of all data, information and other Know-How in the Control of Prothena or its Affiliates ([***]) that is related to the Manufacture of any Licensed Antibodies or Licensed Products, in order to enable Celgene (and its designees) to Manufacture the Licensed Antibodies and Licensed Products, including to replicate the process employed by or on behalf of Prothena to Manufacture any Licensed Antibodies and Licensed Products. Such transfer shall include all [***]. In addition, at the reasonable request of Celgene from time to time, Prothena shall make its employees and consultants (including personnel of its Affiliates and Third Party contract manufacturers) available to Celgene (and its designees) to provide reasonable consultation and technical assistance in order to ensure an orderly transition of the manufacturing technology and operations to Celgene (and its designees) and to assist Celgene (and its designees) in its Manufacture of any Licensed Antibodies and Licensed Products.

2.3.4    Inventory Transfer. At the written request of Celgene, Prothena shall promptly assign and transfer to Celgene (or its designee) and deliver to Celgene (or its designee) (at a location to be specified by Celgene to Prothena), any or all (as and to the extent requested by Celgene) inventory of Licensed Antibodies and Licensed Products held by or on behalf of Prothena or its Affiliates as of the Effective Date (including any such inventory held at any contract manufacturer or any other location); provided that Celgene shall pay to Prothena a reasonable, fair value cost for such transferred inventory, which cost shall be negotiated in good faith and agreed to by the Parties prior to such transfer (the “Licensed Program Inventory”).

2.3.5    Assignment of Certain Existing Agreements.

(a)    At the written request of Celgene, Prothena shall (or shall cause its Affiliates to, as applicable), to the extent legally permissible (provided that, to the extent consent is required from the relevant counterparty, Prothena shall (or shall cause its Affiliates to, as applicable) use reasonable efforts to obtain such consent) (i) assign to Celgene (or its designee) any or all (as designated by Celgene) Existing Program Agreements and/or (ii) assist Celgene (or its Affiliate) in entering into new agreements directly with the counterparties to the Existing Program Agreements to cover the subject matter of such Existing Program Agreements, as applicable, in each case of (i) and/or (ii), as and to the extent requested by Celgene in writing. If any Existing Program Agreement is assigned to Celgene, Prothena shall be solely responsible for, and shall indemnify and hold harmless Celgene and all other Celgene Indemnitees from and against any costs and other Third Party Damages arising from, or relating to, any such Existing Program Agreement as a result of, or in connection with, events or occurrences prior to the date of such assignment (including, for clarity, any payments that accrued prior to the date of such assignment, but which do not become payable until after the date of such assignment).

(b)    [***]

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[***].

2.3.6    Transition Plan. In order to facilitate the transition as set forth in this Section 2.3, at the request of Celgene, the Parties shall work together in good faith and establish a transition plan setting forth certain additional reasonable transition activities to be undertaken by or on behalf of Prothena in order to fully transition the Development, Manufacture and Commercialization of Licensed Antibodies and Licensed Products to Celgene (and its designees) (the “Transition Plan”). Once established, Prothena shall use commercially reasonable efforts to [***] perform its activities under the Transition Plan.

2.4    Covenant. Except as otherwise expressly permitted under this Agreement, commencing on the Effective Date until the end of the Term, Prothena shall not and shall cause its Affiliates not to (a) assign, transfer, convey, encumber(through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, any [***] (collectively, the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with, be inconsistent with or adversely affect in any respect any of the rights or licenses granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Licensed Program Assets if such license or grant could conflict with, be inconsistent with or adversely affect in any respect any of the rights or licenses granted to Celgene hereunder, or (c) [***] the Licensed Program Assets to any Third Party if such [***] could impair or conflict in any respect with any of the rights or licenses granted to Celgene hereunder.

2.5    Other Antibodies and Products Developed by Celgene. Notwithstanding anything to the contrary contained herein, if Celgene (or any of its Affiliates), alone or with any Third Party, determines to Develop, Manufacture or Commercialize any Antibodies (or any product containing an Antibody), other than Licensed Antibodies or Licensed Products, then Celgene may do so in its sole discretion, without any obligations to Prothena with respect thereto, and Prothena shall have no rights in connection therewith, provided that Celgene’s or its Affiliates’ conduct of any such activities shall not modify or obviate Celgene’s obligations under this Agreement.

2.6    Licensed Program U.S. License Agreement. The Parties hereby agree and acknowledge that this Agreement supersedes the Licensed Program U.S. License Agreement in its entirety and any activities conducted under the Licensed Program U.S. License Agreement shall be deemed to have been conducted under this Agreement.

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ARTICLE 3.

ANTITRUST AND COMPETITION LAW COMPLIANCE

3.1    Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement, and such provisions shall apply to this Agreement as if set forth directly herein, mutatis mutandis.

ARTICLE 4.

EXCLUSIVITY

4.1    Prothena Exclusivity. During the Term, Prothena shall not and shall ensure that its Affiliates shall not, anywhere in the world: (i) alone or with or through any Third Party, research [***], Develop, Manufacture or Commercialize (a) the Licensed Target or any Competing Compound, or (b) any diagnostic product intended for use, or Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with, any Competing Compound), in each case, other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.1.3; (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities in the foregoing clause (i), other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.1.3; or (iii) transfer, assign, convey or otherwise sell (a) any Competing Compound or any diagnostic product intended for use, or (b) Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with any Competing Compound). As used herein, the term “Competing Compound” means [***].

4.2    Prothena Exception for Active Immunotherapeutic Approaches.

4.2.1    Exception for Active Immunotherapeutic Approaches. Notwithstanding the provisions of Section 4.1, but subject to the provisions of Section 4.2.2, Prothena and its Affiliates (themselves, but not with or through any Third Parties) may conduct research, development, manufacture and commercialization of Active Immunotherapeutic Approaches outside of this Agreement; provided that no Licensed Antibodies or Licensed Products are utilized in the conduct of any such activities (including no use of a Licensed Antibody or Licensed Product for an Active Immunotherapeutic Approach). As used herein, “Active Immunotherapeutic Approaches” means [***].

4.2.2    Celgene Right of First Negotiation. During the Term, in the event that Prothena or its Affiliates intends to, directly or indirectly, sublicense, assign, transfer, convey or grant other rights, however structured, to a Third Party with respect to any Active Immunotherapeutic Approaches (including any rights with respect to the Development or

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Commercialization of any Active Immunotherapeutic Approaches (each, a “Grant”), [***] will [***]. [***] will [***] (a “[***]”). If [***], [***] will [***] which [***] will [***]. If [***], the Parties will [***]. Until [***] or the [***], as applicable, [***]. If [***] that it [***], then [***]. For the avoidance of doubt, this Section 4.2.2 [***] For clarity, [***].

4.3    Master Collaboration Agreement. For the avoidance of doubt, the provisions of Article 5 of the Master Collaboration Agreement shall not limit in any way the provisions of this Article 4.

4.4    Exceptions for Change of Control. Notwithstanding the provisions of Section 4.1, if following the Effective Date, Prothena undergoes a Change of Control with a Third Party who (itself or through any of its affiliates existing prior to the date of the Change of Control) owns or has rights to a Competing Compound (but excluding any Licensed Antibody or Licensed Product) that is in ongoing clinical development or being commercialized by such Third Party (or its affiliate) as of the date of the Change of Control (a “Prothena Acquired Competing Compound”), then Prothena (including the acquiring Person in the Change of Control (and such acquiring Person’s affiliates)) shall not be in breach of the provisions of Section 4.1 as a result of [***]; provided that (i) such activities are conducted independently of the activities of this

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Agreement and without use of any Prothena IP ([***]) and (ii) no personnel who are conducting any activities pursuant to this Agreement (or have conducted activities pursuant to the Master Collaboration Agreement) are involved in the conduct of such activities with respect to the Prothena Acquired Competing Compound.

4.5    Celgene Exclusivity.

4.5.1    Celgene Exclusivity. During the period from the Effective Date until the five (5) year anniversary of the Effective Date (the “Celgene Exclusivity Term”), neither Celgene nor its Affiliates will, anywhere in the world, alone or with or through any Third Party, either (a) sell any Competing Antibody that has an approved label for treatment of an Indication for which Celgene or its Affiliates has conducted a Registration Enabling Clinical Trial for a Licensed Product hereunder (as set forth in the protocol for such Registration Enabling Clinical Trial) or (b) conduct a Registration Enabling Clinical Trial for any Competing Antibody for treatment of an Indication (as set forth in the protocol for such Registration Enabling Clinical Trial) for which Celgene has conducted a Registration Enabling Clinical Trial for a Licensed Product hereunder (as set forth in the protocol for such Registration Enabling Clinical Trial) (provided that, for the avoidance of doubt, this Section 4.5.1 shall not prohibit (i) use of an Competing Antibody as a comparator in a Registration Enabling Clinical Trial or (ii) Celgene or any of its Affiliates providing proprietary products (that are not Competing Antibodies) to a Third Party for such Third Party’s use in a clinical trial of Competing Antibodies), in each case of (a) and (b), other than Celgene’s exercise of its rights and performance of its obligations with respect to Licensed Antibodies and Licensed Products pursuant to this Agreement (including engaging Third Party subcontractors to perform the such rights and obligations in accordance with this Agreement). As used herein, the term “Competing Antibody” means any Antibody that Targets the Licensed Target, including any product that incorporates any such Antibody; provided that Competing Antibody shall not include (a) any Antibody (or any product that incorporates any such Antibody) that was Developed or Commercialized by or on behalf of Celgene or any of its Affiliates prior to the Effective Date or (b) any Related Antibodies, or other improvements or modifications, to the Antibody in the foregoing clause (a) or products that incorporate such Related Antibodies or improvements or modifications.

4.5.2    Exceptions for Change of Control. Notwithstanding the provisions of Section 4.5.1, if during the Celgene Exclusivity Term, Celgene (or any of its Affiliates) undergoes a Change of Control with a Third Party who (itself or through any of its affiliates existing prior to the date of the Change of Control) owns or has rights to a Competing Antibody (but excluding any Licensed Antibody or Licensed Product) that is in ongoing clinical development or being commercialized by such Third Party (or its affiliate) as of the date of the Change of Control (a “Celgene Acquired Competing Antibody”), then Celgene and its Affiliates (including the acquiring Person in the Change of Control (and such acquiring Person’s affiliates)) shall not be in breach of the provisions of Section 4.5.1 as a result of [***]; provided that (i) such activities are conducted independently of the activities of this Agreement and without use of any Prothena IP

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([***]) and (ii) no personnel who are conducting any Registration Enabling Clinical Trial activities pursuant to this Agreement are involved in the conduct of Registration Enabling Clinical Trial activities with respect to the Celgene Acquired Competing Antibody.

ARTICLE 5.

FINANCIAL TERMS

5.1    Option Exercise Fee. Subject to Section 3.2 of the Master Collaboration Agreement, the Parties acknowledge and agree that Celgene will pay the Phase 1 Option Exercise Fee (as defined in the Master Collaboration Agreement) for the Licensed Program in accordance with the Master Collaboration Agreement.

5.2    Reimbursement of Certain CMC Expenses. Subject to Section 3.2 of the Master Collaboration Agreement, Celgene will reimburse Prothena for the reasonable, documented and verifiable out-of-pocket costs that were incurred by Prothena under the Master Collaboration Agreement, after the End of Phase 1 Date (as defined in the Master Collaboration Agreement) for the Licensed Program but prior to the Effective Date of this Agreement, for chemistry, manufacturing and controls (CMC) activities conducted by Prothena specifically for preparation for any Registration Enabling Clinical Trials of Licensed Product; provided that (a) such amounts and such activities were approved in writing in advance by Celgene prior to Prothena undertaken such activities and (b) in all cases, Celgene shall not be obligated to reimburse Prothena for any such amounts in excess of $[***] ([***]). Subject to Section 3.2 of the Master Collaboration Agreement, Prothena shall promptly after the Effective Date issue an invoice to Celgene for the amounts set forth in this Section 5.2, and Celgene shall pay to Prothena the undisputed portion of such invoice within [***] ([***]) days after receipt of such invoice.

5.3    Royalties.

5.3.1    Licensed Product Royalties. Subject to the terms of this Section 5.3 (and subject further to Section 5.6), Celgene shall pay Prothena royalties on Annual Net Sales, on a Licensed Product-by-Licensed Product basis during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the applicable Licensed Product multiplied by the applicable royalty rate set forth below for such portion of Annual Net Sales during the applicable Royalty Term for each such Licensed Product, which royalties shall be paid in accordance with Section 5.3.7 (the “Per Licensed Product Annual Net Sales”). For clarity, the royalties (and royalty tiers) shall be calculated separately on a Licensed Product-by-Licensed Product basis.

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Per Licensed Product Annual Net Sales for a Given Licensed Product in a Given Calendar Year	Royalty Rate
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

The applicable royalty rate set forth in the table above will apply only to that portion of the Per Licensed Product Annual Net Sales of a given Licensed Product during a given Calendar Year that falls within the indicated range. For clarity, (i) if no royalty is payable on a given unit of Licensed Product (e.g., following the Royalty Term for such Licensed Product in a given country), then the Net Sales of such unit of Licensed Product shall not be included for purposes of determining the royalties or royalty tiers and (ii) Net Sales of a given Licensed Product will not be combined with Net Sales of any other Licensed Product for purposes of determining the foregoing royalties or royalty tiers. Only one royalty shall be payable by Celgene to Prothena for each sale of a Licensed Product.

By way of example, if Per Licensed Product Annual Net Sales of a given Licensed Product by Celgene, its Affiliates and Sublicensees were $[***] for a given Calendar Year, then the royalties payable with respect to such Per Licensed Product Annual Net Sales for such Licensed Product for such Calendar Year, subject to adjustment as set forth in this Section 5.3, would be: [***].

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5.3.2    Royalty Term. Celgene’s royalty obligations to Prothena under Section 5.3.1 shall apply on a Licensed Product-by-Licensed Product and country-by-country basis only during the applicable Royalty Term for such Licensed Product in such country. Following expiration of the applicable Royalty Term for a given Licensed Product in a given country, as applicable, no further royalties will be payable in respect of sales of such Licensed Product in such country and thereafter the license granted to Celgene hereunder with respect to such Licensed Product in such country will automatically become fully paid-up, perpetual, irrevocable and royalty-free.

5.3.3    Reductions.

(a)    Reductions for No Valid Claim. The royalty amounts payable with respect to Per Licensed Product Annual Net Sales shall be reduced on a Licensed Product-by-Licensed Product and country-by-country basis, to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 5.3.1 during any portion of the applicable Royalty Term in which both: (i) [***] and (ii) [***].

(b)    Royalty Reduction for Biosimilar Product. If, on a Licensed Product-by-Licensed Product and country-by-country and Calendar Quarter-by-Calendar Quarter basis,

(i)    [***]; or

(ii)    [***];

then the royalties payable with respect to Per Licensed Product Annual Net Sales of such Licensed Product pursuant to Section 5.3.1 in such country during such Calendar Quarter shall be reduced to [***], of the royalties otherwise payable pursuant to Section 5.3.1. [***].

5.3.4    Royalty Offset for Third Party Payments. If Celgene (or any of its Affiliates or Sublicensees) obtains a right or license under intellectual property of a Third Party (whether prior to, or after, the Effective Date), where the research, development, making, using, selling, offering for sale, or importing of any Licensed Product (or any Licensed Antibody contained in

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such Licensed Product) by or on behalf of Celgene (or any of its Affiliates or Sublicensees) would result in a payment to such Third Party, then Celgene may deduct from the royalty payments that would otherwise have been due under Section 5.3.1 with respect to Per Licensed Product Annual Net Sales in a particular Calendar Quarter, an amount equal to [***] percent ([***]%) of [***] (“Celgene Third Party Payments”) during such Calendar Quarter. Notwithstanding the foregoing, in no event shall the royalties payable on Per Licensed Product Annual Net Sales be reduced by more than [***] percent ([***]%) in any Calendar Quarter by operation of this Section 5.3.4; [***].

5.3.5    Cumulative Effect of Royalty Reductions and Offsets. In no event shall the royalty reductions or offsets described in Sections 5.3.3(a), 5.3.3(b) and 5.3.4, alone or together, reduce the royalties payable by Celgene for a given Calendar Quarter pursuant to Section 5.3.1 to less than [***] percent ([***]%) of the amounts otherwise payable by Celgene for a given Calendar Quarter pursuant to Section 5.3.1. [***]

5.3.6    Compulsory Licenses. If a compulsory license is granted to a Third Party with respect to a Licensed Product in any country in the Territory with a royalty rate lower than the royalty rate provided by Section 5.3.1 (as adjusted pursuant to Section 5.3.3), then the royalty rate to be paid by Celgene on Per Licensed Product Annual Net Sales in such country under Section 5.3.1 shall be reduced [***].

5.3.7    Payment of Royalties. Celgene shall: (a) within [***] ([***]) days following the end of each Calendar Quarter in which a royalty payment pursuant to Section 5.3.1 accrues, provide to Prothena a report specifying for such Calendar Quarter (i) the number of Licensed Products sold that are subject to such royalty, (ii) the Per Licensed Product Annual Net Sales that are subject to such royalty, (iii) the applicable royalty rate under this Agreement, (iv) the royalty calculation and royalties payable in U.S. Dollars and (v) any reduction to the royalty applied by Celgene pursuant to any one or more of Sections 5.3.3 and 5.3.4; and (b) make the royalty payments owed to Prothena hereunder in accordance with such royalty report in arrears, within [***] ([***]) days from the end of the Calendar Quarter in which such payment accrues.

5.4    Regulatory Milestones.

5.4.1    Regulatory Milestones. Subject to the terms of this Section 5.4 (and subject further to Section 5.6), Celgene will notify Prothena within [***] ([***]) days following the first

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

achievement by Celgene under this Agreement and after the Effective Date of each milestone event described below in this Section 5.4 with respect to the first (and only the first) Licensed Product to achieve such milestone event under this Agreement, and Celgene shall thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.4.2 (each, a “Regulatory Milestone Payment”):

Regulatory Approval Milestone Event	Regulatory Milestone Payment
1. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in the U.S. issued by the FDA; [***] (the “First U.S. Approval Milestone”)	[***] Dollars ($[***])

2. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in the EU issued by the EMA; [***]	[***] Dollars ($[***])

3. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in Japan issued by the MHLW; [***]	[***] Dollars ($[***])

4. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in the U.S. issued by the FDA; [***]	[***] Dollars ($[***])

5. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in the EU issued by the EMA; [***]	[***] Dollars ($[***])

6. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in Japan issued by the MHLW; [***]	[***] Dollars ($[***])

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Each of the foregoing milestones in this Section 5.4.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of Licensed Products achieving the applicable milestone event (i.e., a maximum of six (6) Regulatory Milestone Payments may be made pursuant to this Section 5.4.1), and no Regulatory Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event. For the avoidance of doubt, the maximum amount payable by Celgene pursuant to this Section 5.4.1 is One Hundred Eighty-Seven Million Five Hundred Thousand Dollars ($187,500,000) assuming that each of the milestone events in this Section 5.4.1 were achieved.

5.4.2    Invoice and Payment of Regulatory Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Regulatory Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Regulatory Milestone Payment, and Celgene shall pay such Regulatory Milestone Payment within [***] ([***]) days after receipt of the invoice therefor.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5    Sales Milestones.

5.5.1    Sales Milestones. Subject to the terms of this Section 5.5 (and subject further to Section 5.6), Celgene will notify Prothena within [***] ([***]) days after the end of the Calendar Quarter during which a given milestone event described below in this Section 5.5 was first achieved by Celgene under this Agreement and after the Effective Date with respect to the Licensed Products, and Celgene shall thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.5.2 (each, a “Sales Milestone Payment”):

Sales Milestone Event	Sales Milestone Payment
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

Each of the foregoing milestones in this Section 5.5.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of times the applicable milestone event was achieved (i.e., a maximum of four (4) Sales Milestone Payments may be made pursuant to this Section 5.5.1), and no Sales Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event. For the avoidance of doubt, the maximum amount payable by Celgene pursuant to this Section 5.5.1 is Three Hundred Seventy-Five Million Dollars ($375,000,000) assuming that each of the milestone events in this Section 5.5.1 were achieved.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5.2    Invoice and Payment of Sales Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Sales Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Sales Milestone Payment, and Celgene shall pay such Sales Milestone Payment within [***] ([***]) days after receipt of the invoice therefor.

5.6    Additional Payment Terms.

5.6.1    Currency. All payments hereunder shall be made in U.S. Dollars by wire transfer to a bank designated in writing by Prothena. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with Accounting Standards and Celgene’s normal practices used to prepare its audited financial statements for internal and external reporting purposes.

5.6.2    Taxes; Withholding.

(a)    Generally. Each Party will pay, any and all income taxes levied on account of all payments it receives under this Agreement except as otherwise provided in this Section 5.6.2.

(b)    Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law. The Party that is required to make such withholding (the “Paying Party”) will (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice shall include an explanation of the reason for and the calculation of the proposed deduction or withholding and shall be given before such deduction or withholding is required in order for such Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to reasonably cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.6.2(b) are reduced in amount to the fullest extent permitted by Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”)) in connection with this Agreement.

(c)    Tax Gross Up. Notwithstanding the foregoing, if (a) any Party redomiciles, assigns its rights or obligations or extends its rights under this Agreement, (b) as a result of such redomiciliation, assignment or extension, such Party (or its assignee) is required by Applicable Law to [***], or such redomiciliation, assignment or extension results in [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***], and (c) such [***] exceed the amount of [***] that would have been applicable but for such redomiciliation, assignment or extension, then any such amount payable shall [***] so that, after making all required [***], as the case may be, the Payee Party (or its assignee) [***]. The [***] (A) [***] to the extent such [***] but for [***], and (B) [***]. For purposes of the preceding sentence, “Tax Benefit” shall mean any cash refund or credit for Taxes resulting in a reduction in the amount of Taxes otherwise owed by the Payee Party as a result of [***] relating to payments by the Paying Party, as reasonably determined by Payee Party. Solely for purposes of this Section 5.6.2(c), a Party’s “domicile” shall include its jurisdiction of incorporation or tax residence and a “redomiciliation” shall include a reincorporation or other action resulting in a change in tax residence of the applicable Party or its assignee, or resulting in the attribution of any amounts payable to a branch or permanent establishment located outside the country of tax residence of the applicable Party or its assignee.

(d)    Tax Documentation. Prothena has provided a properly completed and duly executed IRS Form W-8BEN-E to Celgene. Prior to the receipt of any payment under this Agreement, each recipient Party (and any other recipient of payments under this Agreement) shall, to the extent it is legally permitted to, provide to the other Party, at the time or times reasonably requested by such other Party or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9 or foreign equivalents) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.

5.7    Other Global License Agreements. For the avoidance of doubt, a Licensed Product hereunder will only be eligible for milestone and royalty payments under this Agreement, and shall not be eligible for, or counted towards, milestone or royalty payments under any other Global License Agreement (i.e., a given Licensed Product will be eligible for, and counted towards, milestone and royalty payments only under one Global License Agreement).

5.8    U.S. License Agreement. Notwithstanding the provisions of Sections 5.3, 5.4 and 5.5, in the event that Celgene (or its Affiliate) has previously paid any royalty payments or milestone payments under the Licensed Program U.S. License Agreement, then Celgene shall not be required to make payments of any royalties or milestones payable hereunder for the same net sales or same milestone event (i.e., royalties and milestones shall be payable a maximum of one time, if payable, whether achieved under this Agreement or under the Licensed Program U.S. License Agreement). By way of example, (i) if [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***],

and/or (ii) if a given Sales Milestone Payment (as defined in the Licensed Program U.S. License Agreement) was paid under the Licensed Program U.S. License Agreement, then no Sales Milestone Payment shall be due hereunder for the achievement of the same milestone event.

5.9    Records Retention by Celgene; Review by Prothena.

5.9.1    Records. With respect to royalty and milestone payments to be made under Sections 5.3 or 5.5 of this Agreement, Celgene agrees to keep and shall procure that its Affiliates keep, for at least [***] ([***]) years from the end of the Calendar Year to which they pertain, complete and accurate records of sales by Celgene or its Affiliates (including sales by Sublicensees), as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the payments made hereunder to be confirmed.

5.9.2    Review. Subject to the other terms of this Section 5.9.2, during the Term, at the request of Prothena, which shall not be made more frequently than [***], upon at least [***] ([***]) days’ prior written notice from Prothena, [***], Celgene shall permit an independent, nationally-recognized certified public accountant selected by Prothena and reasonably acceptable to Celgene to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 5.9.1; provided that such audit right shall not apply to records beyond [***] ([***]) years from the end of the Calendar Year to which they pertain. In every case the accountant must have previously entered into a confidentiality agreement with both Parties having confidentiality obligations and non-use obligations no less restrictive than those set forth in Article 7 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 5.9.1. Results of any such review shall be binding on both Parties absent manifest error. The accountant shall report to Prothena only whether the particular amount being audited was accurate, and if not, the amount of any discrepancy, and the accountant shall not report any other information to Prothena. Prothena shall treat the results of any such accountant’s review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 7. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties or Sales Milestone Payments by Celgene, then (a) Celgene or Prothena as applicable shall promptly pay (or refund, as applicable) the other Party the amount of such deficiency or overpayment, as applicable, and (b) if such deficiency is by more than the greater of (i) [***] or (ii) [***], Celgene shall, within [***] ([***]) days after receipt of an invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by Prothena for the independent accountant in connection with the review.

5.9.3    Records Final. Upon the expiration of [***] ([***]) years following the end of a given Calendar Year, subject and without prejudice to the determination of any review commenced prior to such [***] pursuant to Section 5.9.2, the calculation of royalties and Sales Milestone Payments payable with respect to such Calendar Year shall be binding and conclusive upon Prothena, and Celgene (and its Affiliates) shall be released from any liability or accountability with respect to such royalties for such Calendar Year.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.10    Prothena Third Party Agreements. Notwithstanding anything to the contrary herein, but subject to Section 2.3.5(b), Prothena shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any agreements between Prothena (or any of its Affiliates) and any Third Party (including under any In-License Agreement or other Existing Program Agreement), which costs or payments arise in connection with, or as a result of, the activities hereunder, including the Development, Manufacture or Commercialization of Licensed Antibodies or Licensed Products unless and until such agreements have been assigned to Celgene pursuant to Section 2.3.5.

5.11    Diagnostic Products. Notwithstanding anything to the contrary contained herein, [***].

5.12    Additional Provisions. Notwithstanding anything to the contrary herein, the terms and provisions of this Article 5 are subject to Section 11.7 of the Master Collaboration Agreement and Sections 10.7 and 10.10 of this Agreement.

ARTICLE 6.

LICENSES; INTELLECTUAL PROPERTY

6.1    License to Celgene. Subject to the terms and conditions of this Agreement, Prothena hereby grants to Celgene an exclusive right and license, with the right to grant sublicenses (through multiple tiers), under the Prothena IP to research, develop (including Develop), make (including Manufacture), have made (including have Manufactured), use, offer for sale, sell, import, Commercialize and otherwise exploit Licensed Antibodies and Licensed Products, including Diagnostic Products, in the Field in the Territory.

6.2    License to Celgene for Other Targets. In the event that, during the Term, Celgene modifies a Licensed Program Antibody in the course of its Development activities hereunder such that such Licensed Program Antibody specifically binds to a target other than (i) the Licensed Target or (ii) any other Collaboration Target (e.g., a bispecific antibody), then, at the request of Celgene, Celgene and Prothena shall negotiate in good faith a license under intellectual property of Prothena or its Affiliates, as applicable, that is specific to such other target or Antibodies to such other target.

6.3    Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement. In addition, Prothena retains the right to perform the Prothena Ongoing Program Activities in accordance with this Agreement.

6.4    No Implied Licenses. Except as explicitly set forth in this Agreement, the Master Collaboration Agreement, any U.S. License Agreement or any other Global License Agreement, neither Party shall be deemed by estoppel or implication to have granted to the other Party any license or other right to any intellectual property of such Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.5    Insolvency. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of Prothena due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by Prothena to Celgene are and shall otherwise be deemed to be licenses of rights to “intellectual property”. The Parties agree that Celgene, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against Prothena, Celgene shall be entitled to a complete duplicate of or complete access to (as Celgene deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Celgene (i) upon any such commencement of a bankruptcy proceeding (or other Insolvency Event) upon written request therefore by Celgene, unless Prothena elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Prothena, then upon written request therefore by Celgene. The provisions of this Section 6.5 shall be (1) without prejudice to any rights Celgene may have arising under any applicable insolvency statute or other Applicable Law and (2) effective only to the extent permitted by Applicable Law.

6.6    Ownership.

6.6.1    Inventorship. Notwithstanding the provisions of Section 11.7.1, inventorship of Know-How shall be determined by application of U.S. patent law pertaining to inventorship, and, except as provided for in Sections 6.6.2, 6.6.3 and 6.6.4, ownership of Know-How shall be determined by inventorship.

6.6.2    Ownership of Collaboration IP and Celgene IP.

(a)    Prothena. As between the Parties (including their respective Affiliates), Prothena will retain all right, title and interest in and to all Prothena Licensed Collaboration IP, except to the extent that any such rights are licensed or granted to Celgene under this Agreement or the Master Collaboration Agreement. Prothena shall [***] that all Patents, Know-How and other intellectual property (other than Licensed Program IP and Celgene IP, if any) utilized in the performance of the Licensed Program under the Master Collaboration Agreement falls within the Prothena Licensed Collaboration IP and is and remains during the Term Controlled by Prothena such that Prothena has the full rights to grant the rights and licenses to the Prothena Licensed Collaboration IP to Celgene hereunder (including that such Patents, Know-How and other intellectual property remains unencumbered such that Prothena is able to grant such rights and licenses to Celgene).

(b)    Celgene. As between the Parties (including their respective Affiliates), Celgene (or its Affiliate) will retain all right, title and interest in and to all Celgene IP, including all rights to Prosecute and Maintain, and enforce any such Celgene IP, and no rights or licenses are granted to Prothena hereunder with respect to any Celgene IP.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.6.3    Ownership of Licensed Program IP.

(a)    Prothena. As between the Parties (including their respective Affiliates), Prothena will solely own and Control all Licensed Program IP. Celgene shall, and hereby does, assign to Prothena all of Celgene’s interest in any and all Licensed Program Know-How that falls within Section 1.46(a)(iii) and all Licensed Program Patents claiming such Licensed Program Know-How. Celgene shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence. As between the Parties (and their respective Affiliates) and any Third Party, Prothena will solely own and Control all Licensed Program IP; provided that if (a) [***] and (b) [***].

(b)    If any Licensed Program IP is created, conceived, discovered, first generated, invented, first made or first reduced to practice pursuant to the Master Collaboration Agreement by any Third Party that is in contractual privity with or otherwise engaged by Prothena or its Affiliates, Prothena [***] include in such agreement with such Third Party an obligation to [***] to Prothena [***] such Licensed Program IP to enable Prothena to grant to Celgene a license thereunder as provided in this Agreement for the duration of this Agreement.

6.6.4    Joint IP. The Parties shall each own an equal, undivided interest in: (a) any and all Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, jointly by or on behalf of Prothena or its Affiliates, on the one hand, and Celgene or its Affiliates, on the other hand, pursuant to the conduct of activities under this Agreement at any time during the Term (the “Joint Know-How”), and (b) any Patents that claim any Joint Know-How (the “Joint Patents”, together with Joint Know-How the “Joint IP”). Each Party shall assign, and hereby assigns, to the other Party, a joint equal and undivided interest in and to such Joint IP (provided, however, that for clarity, the foregoing joint ownership rights with respect to Joint IP shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement), and at the request of a Party, the other Party will execute such documents (including any necessary assignments) to effect such joint ownership of such Joint IP. Each Party shall have the right to disclose (except as otherwise set forth in Section 7.2) and exploit the Joint IP without a duty of seeking consent or accounting to the other Party except as expressly provided in this Agreement; provided that, such rights shall be subject to the rights and licenses granted to Celgene and Prothena hereunder (or under the Master Collaboration Agreement, any other Global License Agreement or any U.S. License Agreement), including the obligations of Prothena as set forth in Article 4. The Parties hereby acknowledge and agree that any and all Joint IP (as defined in the Licensed Program U.S. License Agreement) shall be deemed to be Joint IP under this Agreement, and from and after the Effective Date, the provisions of this Agreement shall apply with respect to all such Joint IP (as defined in the Licensed Program U.S. License Agreement).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.7    Patent Liaisons. Promptly after the Effective Date, each Party shall appoint an individual to act as a patent liaison for such Party (each, a “Patent Liaison”). The Patent Liaisons shall be the primary point of contact for the Parties regarding intellectual property-related activities and matters contemplated by this Agreement, as and to the extent requested by Celgene from time to time. The name and contact information for each Party’s Patent Liaison, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 11.2.

6.8    Prosecution and Maintenance of Prothena Licensed Collaboration Patents and Licensed Program Patents. Following the Effective Date, the provisions of this Section 6.8 shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.

6.8.1    Prothena Platform Patents. Prothena shall [***] Prosecute and Maintain the Prothena Platform Patents. All such Prosecution and Maintenance by Prothena shall be through patent counsel [***]. Prothena shall keep Celgene informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. Prothena shall also provide Celgene with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Prothena Platform Patents prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by Celgene, provided, however, that Celgene provides its comments reasonably in advance of any applicable filing deadlines.

6.8.2    Other Prothena Licensed Collaboration Patents and Licensed Program Patents.

(a)    [***] First Right. [***] shall have the first right (but not the obligation) to Prosecute and Maintain the Prothena Licensed Collaboration Patents (other than Prothena Platform Patents) and Licensed Program Patents using patent counsel of [***] choosing ([***]). [***] shall keep [***] informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. [***] shall also provide [***] with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Prothena Licensed Collaboration Patents (other than Prothena Platform Patents) and Licensed Program Patents prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments madeby and actions recommended by [***], provided, however, that [***] does so consistent with any applicable filing deadlines.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)    [***] Back-Up Right. If [***] in any country decides not to file a Prothena Licensed Collaboration Patent (other than Prothena Platform Patents) or Licensed Program Patent or intends to allow such Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with [***] of such decision or intention at least [***] ([***]) days prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, and, if after such consultation between the Parties, [***] still intends not to file such Prothena Licensed Collaboration Patent (other than Prothena Platform Patents) or Licensed Program Patent, [***] shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at [***] expense with counsel of its choice. [***]

6.8.3    Cooperation in Prosecution and Maintenance.

(a)    Further Assurances. If Celgene determines to undertake the Prosecution and Maintenance of a Prothena Licensed Collaboration Patent or Licensed Program Patent (other than a Prothena Platform Patent) in accordance with this Section 6.8, Prothena agrees to make its employees, agents and consultants reasonably available to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance. In addition, Prothena shall (and shall cause its Affiliates and its and their employees, agents and consultants to) provide reasonable assistance to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance, including by executing powers of attorney and other documents for Celgene to undertake such Prosecution and Maintenance.

(b)    Assistance. The Parties shall reasonably cooperate with one another with respect to the Prosecution and Maintenance of the Prothena Licensed Collaboration Patents and Licensed Program Patents for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 6.8. [***], the Parties shall cooperate with one another to [***], in each case that are applicable to the Licensed Target or Licensed Program Antibody, as applicable, if practicable to [***].

6.8.4    Costs of Prosecution and Maintenance. Except as otherwise expressly set forth in this Section 6.8.4, each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.8 with respect to Prothena Licensed Collaboration Patents and Licensed Program Patents for which it is responsible pursuant to Sections 6.8.1 or 6.8.2, as applicable. Notwithstanding the foregoing provisions of this Section 6.8.4, [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]. If any Prothena Licensed Collaboration Patents or Licensed Program Patents claim or cover [***] and such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, is [***], then Prothena shall [***], and [***] for the Prosecution and Maintenance of such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, pursuant to Section [***] shall [***].

6.9    Enforcement of Prothena Licensed Collaboration Patents and Licensed Program Patents.

6.9.1    Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent, in the Territory (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws) including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable) such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.

6.9.2    [***] First Right. Subject to the remaining provisions of this Section 6.9.2, [***] shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding (which may include settlement or otherwise seeking to secure the abatement of such infringement) with respect to any infringement of any (i) Prothena Licensed Collaboration Patent or (ii) Licensed Program Patent, in each case other than a Prothena Platform Patent, (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws), including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable), by counsel of its own choice, in [***]’s own name [***] and under [***]’s direction and control, including the right to control the defense of any challenges to such Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions. Prothena retains all rights to enforce the Prothena Platform Patents against any actual or threatened infringement.

6.9.3    [***] Back-Up Right. If [***] determines not to institute an action or proceeding with respect to a given infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent pursuant to Section 6.9.3, it shall notify and consult with [***] of such decision, and, subject to the remaining provisions of this Section 6.9.3, [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] shall thereupon have the right (but not the obligation) to institute an action or proceeding with respect to such infringement of such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, at [***]’s expense with counsel of its choice. Notwithstanding the foregoing provisions of this Section 6.9.3, if [***] has any reasonable grounds for believing that [***]’s exercise of its backup enforcement right with respect to any Patent as set forth in this Section 6.9.3 [***], then [***] shall not be permitted to enforce such Patent without the prior consent of [***], in [***]’s discretion.

6.9.4    [***]. Notwithstanding the foregoing Sections 6.9.2 and 6.9.3, the Parties must agree in writing prior to either Party initiating any action or proceeding with respect to any infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent with respect to any [***].

6.9.5    Joinder. In the case of any enforcement action or proceeding set forth in Section [***] controlled by Celgene, Prothena will (and will cause its Affiliates to) join any such action or proceeding as a party at Celgene’s expense (and Prothena will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Prothena may, at its option, participate in such enforcement action or proceeding at its own expense. In the case of any enforcement action or proceeding controlled by Prothena pursuant to Section [***], Celgene may, at its option, participate in such enforcement action or proceeding at its own expense. Celgene will join any such action or proceeding controlled by Prothena as a party at Prothena’s expense (and Celgene will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Celgene will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Celgene, and Prothena will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Prothena.

6.9.6    Consultation; Cooperation. The enforcing Party will keep the non-enforcing Party regularly informed of the status and progress of such enforcement efforts with respect to any Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent. The enforcing Party shall consult with the non-enforcing Party and will take comments of the non-enforcing Party into good faith consideration with respect to the infringement or claim construction of any claim in any such Prothena Licensed Collaboration Patent or Licensed Program Patent. The non-enforcing Party will provide to the enforcing Party reasonable cooperation in such enforcement, at such enforcing Party’s request and expense.

6.9.7    Settlement. A settlement or consent judgment or other voluntary final disposition of a suit with respect to the Prothena Licensed Collaboration Patents or Licensed Program Patents, in each case other than a Prothena Platform Patent, under this Section 6.9 may be entered into without the consent of the Party not bringing suit; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party bringing

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

suit under this Section 6.9 shall not, without the prior written consent of the Party not bringing suit, such consent not to be unreasonably withheld, (i) impose [***] liability or obligation on the Party not bringing suit or any of its Affiliates, (ii) conflict with [***] of the subject matter claimed in the applicable Prothena Licensed Collaboration Patents or Licensed Program Patents, (iii) [***], include the grant of any license, covenant or other rights to any Third Party that would conflict with [***] the rights or licenses granted to Celgene under this Agreement, the Master Collaboration Agreement, any other Global License Agreement or any U.S. License Agreement, or (iv) [***].

6.9.8    Costs and Recoveries. Except as otherwise set forth in this Section 6.9.8, each Party shall bear all of its costs incurred in connection with its activities under this Section 6.9.8. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.9.8 to the extent related to any Prothena Licensed Collaboration Patents or Licensed Program Patents shall be shared as follows:

(a)    the amount of such recovery actually received by the Party controlling such action shall first be applied to reimburse costs and expenses incurred by each Party in connection with such action (including, for this purpose, [***] counsel); and

(b)    any remaining proceeds shall be (i) for any action controlled by Celgene, retained by, or provided to, Celgene [***], and (ii) for any action controlled by Prothena, retained by, or provided to, Prothena [***].

6.9.9    Biosimilar Applications. Notwithstanding the foregoing provisions of this Section 6.9, if either Party receives a copy of a Biosimilar Application referencing a Licensed Product, whether or not such notice or copy is provided under any Applicable Laws (including under the BPCIA, the United States Patient Protection and Affordable Care Act, or its successor provisions, or any similar provisions in a country outside the United States, as applicable), or otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing authorization (such as in an instance described in 42 U.S.C. §262(l)(2)), the remainder of this Section 6.9.9 shall apply. Such Party shall promptly, but in any event within [***] ([***]) Business Days, notify the other Party. The owner of the relevant Patents shall then seek permission to view the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. §262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, the Party receiving such communication or notice shall within [***] ([***]) Business Days notify the other Party of such communication or notice to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

extent permitted by Applicable Laws. Regardless of the Party that is the “reference product sponsor,” as defined in 42 U.S.C. §262(l)(1)(A), for purposes of such Biosimilar Application:

(a)    [***] the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and any related confidential information pursuant to 42 U.S.C. §262(l)(1)(B)(ii).

(b)    In each case, after consulting with [***] and considering [***]’s comments in good faith, [***] shall have the right to (a) list any patents, including those Patents within the Prothena IP, as required pursuant to 42 U.S.C. §262(l)(3)(A) or 42 U.S.C. §262(l)(7), (b) respond to any communications with respect to such lists from the filer of the Biosimilar Application, (c) negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in 42 U.S.C. §262(l)(1), and (d) as to the Patents that will be subject to the litigation procedure as described in 42 U.S.C. §262(l)(4), decide which Patent or Patents shall be selected for litigation under 42 U.S.C. §262(l)(5)(B)(i)(II), and commence such litigation under 42 U.S.C. §262(l)(6). [***]

(c)    [***] shall have the right, after consulting with [***], to identify Patents, including those Patents within the Prothena IP, or respond to relevant communications under any equivalent or similar listing to those described in the preceding clause (b) in any other jurisdiction outside of the United States. [***].

(d)    [***] shall cooperate with [***]’s reasonable requests in connection with the foregoing activities to the extent required or permitted by Applicable Laws. [***] shall consult with [***] prior to identifying any Patents within the Prothena IP to a Third Party as contemplated by this Section 6.9.9. [***] shall consider in good faith advice and suggestions with respect thereto received from [***], and notify [***] of any such lists or communications promptly after they are made.

(e)    Each Party shall within [***] ([***]) Business Days after receiving any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to 42 U.S.C. §262(l)(8)(A), notify the other Party. To the extent permitted by Applicable Law, [***] shall have the first right, but not the obligation, to seek an injunction against such commercial marketing as permitted pursuant to 42 U.S.C. §262(l)(8)(B) and to file an action for infringement. [***]. Except as otherwise provided in this Section 6.9.9, any such action shall be subject to the terms and conditions of Section 6.9.1 through 6.9.8.

(f)    The Parties recognize that procedures other than those set forth above in this Section 6.9.9 may apply with respect to Biosimilar Applications. In the event that the Parties determine that certain provisions of Applicable Laws in the United States or in any other country in the Territory apply to actions taken by the Parties with respect to Biosimilar

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Applications under this Section 6.9.8 in such country, the Parties shall comply with any such Applicable Laws in such country (and any relevant and reasonable procedures established by Parties) in exercising their rights and obligations with respect to Biosimilar Applications under this Section 6.9.9. Notwithstanding the provisions of this Section 6.9.9, nothing in this Section 6.9.9 shall grant any rights to Prothena with respect to any Celgene IP.

6.10    Patent Term Extensions. Prothena shall reasonably cooperate with Celgene, including providing reasonable assistance to Celgene (including executing any documents as may reasonably be required), in efforts to seek and obtain patent term restoration or supplemental protection certificates or the like or their equivalents in any country in the Territory, where applicable to Prothena Licensed Collaboration Patents or Licensed Program Patents or any other Patents Controlled by Celgene (or any of its Affiliates), in each case other than a Prothena Platform Patent, including as may be available to the Parties under the provisions of the U.S. Drug Price Competition and Patent Term Restoration Act of 1984 or comparable laws outside the United States of America, in each case, in connection with any Licensed Product. In the event that elections with respect to obtaining such patent term restoration or supplemental protection certificates or the like or their equivalents are to be made in connection therewith, [***] shall have the right to make the election and [***]. Without limiting the foregoing, [***].

6.11    Regulatory Data Protection. [***] (or its designee) shall have the sole right to list, with the applicable Regulatory Authorities in the Territory, all applicable Patents (including any Prothena Licensed Collaboration Patents or Licensed Program Patents) for any Licensed Product, including all so called “Purple Book” listings required under the U.S. Public Health Service Act, and all similar listings in any other relevant countries, [***]. For the avoidance of doubt, [***] will retain final decision-making authority as to the listing of all applicable Patents for any Licensed Product, regardless of which Party owns such Patent, and [***] shall reasonably assist [***] in connection therewith.

6.12    Matters Involving Joint Patents. The Prosecution and Maintenance, and the enforcement and defense, of any Joint Patents shall be jointly managed by the Parties through independent patent counsel (mutually agreed to by the Parties) jointly representing the Parties, including any costs and recoveries regarding same. Prior to either Party publishing any Joint Know-How, the Parties will discuss if a Joint Patent claiming such Joint Know-How should be filed.

6.13    Common Interest Agreement. At the request of either Party, the Parties shall negotiate in good faith to enter into a common interest agreement to govern their discussion of Patent matters.

6.14    License Filing. At the request of [***], [***] shall, and shall cause its Affiliates to, assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of [***]’s interests in this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.15    Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product by or on behalf of Celgene pursuant to this Agreement infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet to discuss in good faith regarding the best response to such notice; provided that Celgene shall have the final decision-making authority in connection therewith. Except as set forth in Section 9.2 (and without limiting Celgene’s rights under Section 9.2), Celgene shall have the sole right, but not the obligation, to defend and dispose of (including through settlement or license) such claim. [***] by or on behalf of [***] (or any of its Affiliates or Sublicensees) in connection with [***] to the extent relating to the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product, shall be [***], and [***].

ARTICLE 7.

CONFIDENTIALITY

7.1    Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 7, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, including, in the case of Celgene, the exercise of the rights and licenses granted to Celgene hereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 7.1 shall be in full force and effect during the Term and for a period of [***] ([***]) years thereafter. The Receiving Party will return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] ([***]) days after the termination or expiration of this Agreement; provided, however, that a Party may retain (i) Confidential Information of the other Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement, and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof. Without limiting the foregoing, [***] will keep confidential, and will cause its Affiliates and its and their employees, consultants, licensees, sublicensees, professional advisors and Affiliates to keep confidential, [***] on confidentiality terms at least as protective as the confidentiality provisions of this Agreement (without regard to Section 7.3).

7.2    Licensed Program Specific Confidential Information. Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that any Licensed Program

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Specific IP shall be deemed to be Confidential Information of Celgene (without regard to Section 7.3), and Celgene shall be deemed to be the Disclosing Party with respect to the Licensed Program Specific IP. As used herein, (a) the term “Licensed Program Specific IP” means, (i) [***], (ii) [***], and (iii) [***]; and (b) the term “Licensed Program Non-Specific IP” means all Prothena Platform Technology within the Prothena Licensed Collaboration Know-How, and other Prothena Licensed Collaboration Know-How and Licensed Program Know-How other than Licensed Program Specific IP. For clarity, Licensed Program Non-Specific IP shall be deemed to be the Confidential Information of Prothena.

7.3    Exceptions.

7.3.1    General. The obligations in Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder;

(d)    is published by a Party in accordance with Section 7.8 without any breach by such Party of its obligations hereunder; or

(e)    is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.4    Authorized Disclosure.

7.4.1    Disclosure. Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a)    subject to Section 7.6, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) or with judicial process (including prosecution or defense of litigation), if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b)    is disclosed to governmental or other regulatory agencies in order to obtain Patents or to gain or maintain approval to conduct Clinical Trials or to market Licensed Product under this Agreement, in each case, in accordance with this Agreement, but such disclosure shall only be to the extent reasonably necessary to obtain Patents or authorizations, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);

(c)    to any of its officers, employees, consultants, agents or Affiliates (including, (i) [***], (ii) in the case of either Party, to such Party’s subcontractors for purpose of such subcontractor performing obligations of such Party under this Agreement) as it deems necessary or advisable in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including the exercise of the rights and licenses granted to the relevant Party hereunder), and (iii) in the case of either Party, to such Party’s actual or potential acquirers; provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this Article 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(c) to treat such Confidential Information as required under this Article 7; and

(d)    disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants) in connection with activities hereunder; provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(d) to treat such Confidential Information as required under this Article 7.

7.4.2    Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 7.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 7.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 7.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 7.4.1(a), as applicable.

7.4.3    Licensed Program Specific IP. [***] shall not disclose the Licensed Program Specific IP without the prior written consent of [***], other than pursuant to Section 7.4.1.

7.5    Terms of this Agreement. The Parties agree that this Agreement and the terms hereof shall be deemed to be Confidential Information of both Prothena and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the provisions of Sections 7.4 and/or 7.6, as applicable.

7.6    Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement to (or file this Agreement with) the SEC or any national securities exchange in any jurisdiction (collectively, the “Securities Regulators”), or to other Persons as may be required by Applicable Law, and if a Party does submit this Agreement to (or file this Agreement with) any Securities Regulators, or other Persons as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by Applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement in a filing or other submission as required by Applicable Law or Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party reasonably in advance of such filing or other disclosure under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or Securities Regulator. Notwithstanding the foregoing, it is hereby understood and agreed that if a Party seeks to make a disclosure as required by Applicable Law or Securities Regulator as set forth in this Section 7.6, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.

7.7    Publicity.

7.7.1    Press Release; Public Statements. Subject to Section 7.4, 7.6 and this Section 7.7, Prothena agrees not (and shall cause its Affiliates not to) to issue any press release or other public statement disclosing this Agreement, the activities hereunder, or the transactions contemplated hereby, unless such press release or other public statement is approved by Celgene in writing; provided that Prothena shall be authorized to make any disclosure, without the approval of Celgene, that is required by Applicable Laws (including the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended) or the rules of any Securities

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Regulator, or by judicial process, subject to and in accordance with Sections 7.4 and 7.6, as applicable. Without limiting the foregoing, and subject to the foregoing proviso, in the event that Prothena desires to issue an initial press release regarding the execution of this Agreement, Prothena shall have the right to do so provided that (i) [***] and (ii) [***]. For the avoidance of doubt, [***].

7.7.2    Additional Restrictions on Disclosure. Without limiting any other restrictions on disclosure set forth in this Article 7 with respect to any press release or other public statement proposed to be made by Prothena, if such press release or public statement discloses, with respect to such Licensed Program, [***], such press release or other public statement may not be issued without Celgene’s prior written consent, except, for such disclosures by Prothena as required by Applicable Law or Securities Regulators (solely and to the extent Prothena’s counsel determines such disclosure is required by Applicable Law or Securities Regulators); provided that (i) in such case Prothena shall use reasonable efforts to afford Celgene a reasonable period of time to review any such disclosure and any comments made by Celgene will be considered in good faith and (ii) any information that has been previously publicly disclosed in accordance with this Agreement may be disclosed again as long as such disclosure does not exceed the scope of such prior public disclosure. Subject to the foregoing, in the event Celgene proposes that Prothena use specific wording or language with respect thereto, Prothena shall in good faith consider incorporating such wording or language.

7.7.3    Previously Issued Public Statements. The contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by the publishing Party or by such reviewing Party without a requirement for re-approval.

7.8    Permitted Publications of Results.

7.8.1    Publication. In the event Prothena (the “Publishing Party”) desires to publish or present any information (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) with respect to the results of the Licensed Program (including the results of a Phase 1 Clinical Trial under the Licensed Program), or with respect to the Licensed Target, any Licensed Antibody or Licensed Product, the Publishing Party shall provide Celgene with a copy of such proposed publication or presentation no less than [***] ([***]) days (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if required due to circumstances outside of the Publishing Party’s control) prior to its intended submission for publication or public disclosure. For the avoidance of doubt, the foregoing shall apply with respect to each proposed publication or presentation regardless of whether a prior publication or presentation was provided (e.g., if an abstract is provided in accordance with this Section 7.8.1 and the Publishing Party wishes to publish the corresponding full manuscript, the full manuscript must be provided to Celgene

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pursuant to this Section 7.8.1). Celgene shall respond in writing promptly and in no event later than [***] ([***]) days after receipt of the proposed material (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if notified by the Publishing Party and required due to circumstances outside of the Publishing Party’s control), with one or more of the following:

(a)    comments on the proposed material, which the Publishing Party shall consider in good faith; and/or

(b)    a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) if Celgene reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect the Licensed Target or any Licensed Antibody and/or Licensed Product, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until:

(i)    with respect to publication or presentation of Licensed Program Non-Specific IP, Celgene is given [***], to seek patent protection for any such Licensed Program Non-Specific IP in such publication or presentation which it believes is patentable or to resolve any other issues, or

(ii)    with respect to publication or presentation of Licensed Program Specific IP, [***] for Celgene to (x) enable further development and optimization of such Licensed Program Specific IP (including related Licensed Antibodies and Licensed Products), (y) seek patent protection for any such Licensed Program Specific IP in such publication or presentation which it believes is patentable or (z) resolve any other issues; and/or

(c)    an identification of Celgene’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by Celgene.

Notwithstanding the foregoing or anything to the contrary contained herein, the restrictions set forth in this Section 7.8.1 shall not apply to publications or presentations by Celgene (or its Affiliates or sublicensees) and Celgene (and its Affiliates and sublicensees) shall be free to make publications and presentations with respect to results of the Licensed Program, the Licensed Target, Licensed Antibody and/or Licensed Product without the prior review or consent of Prothena.

7.8.2    Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by the Publishing Party or the reviewing Party without a requirement for re-approval.

7.9    Use of Names. Except as otherwise expressly set forth herein, no Party (or its respective Affiliates) shall use the name, trademark, trade name or logo of the other Party or its Affiliates, or its or their respective employee(s) in any publicity, promotion, news release or other public disclosure relating to this Agreement or its subject matter, without the prior written

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

permission of the other Party; provided that such permission shall not be required to the extent use thereof may be required by Applicable Law, including the rules of any securities exchange or market on which a Party’s (or its Affiliate’s) securities are listed or traded.

7.10    Clinical Trials Registry. Celgene (and its Affiliates and designees) shall have the right to publish registry information and summaries of data and results from any Clinical Trials conducted in connection with activities under this Agreement, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, without requiring the consent of Prothena. The Parties shall reasonably cooperate if required or reasonably requested by Celgene in order to facilitate any such publication by Celgene (and its Affiliates and designees).

7.11    Relationship to Master Collaboration Agreement and Licensed Program U.S. License Agreement. Except as otherwise expressly stated in this Article 7, this Agreement supersedes the provisions of Article 8 of the Master Collaboration Agreement and the provisions of Article 7 of the Licensed Program U.S. License Agreement with respect to any Confidential Information related to the Licensed Program, the Licensed Target, Licensed Antibodies or Licensed Products (the “Licensed Program Confidential Information”); provided that, except as otherwise set forth herein, all “Confidential Information” of the “Disclosing Party” thereunder that is Licensed Program Confidential Information shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder, subject in all cases to Section 7.2. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to Article 8 of the Master Collaboration Agreement or pursuant to Article 7 of the Licensed Program U.S. License Agreement, as applicable.

ARTICLE 8.

REPRESENTATIONS AND WARRANTIES; COVENANTS

8.1    Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

(a)    such Party is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;

(b)    such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)    this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)    the execution, delivery and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);

(e)    no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement; and

(f)    it has obtained all necessary authorizations, consents and approvals of any Third Party that is required to be obtained by it as of the Effective Date for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement.

8.2    Representations and Warranties of Prothena. Except as set forth on Schedule 8.2, Prothena hereby represents and warrants to Celgene, as of the Effective Date, that:5

(a)    Schedules 1.46(b) and 1.63 contain a complete and accurate list of all Patents included in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, and Prothena Controls all such Patents. Except for the Prothena IP, (i) Prothena and its Affiliates do not own or control (by license or otherwise), as of the Effective Date, any Patent or Know-How that is necessary or useful to Develop, Manufacture or Commercialize the Licensed Target, Licensed Antibodies or Licensed Products and (ii) no other Know-How or Patents arose from, or were used in, the performance of the Licensed Program under the Master Collaboration Agreement. To Prothena’s and its Affiliates’ actual knowledge, all issued Patents within the Prothena IP are in full force and effect, and are not invalid or unenforceable, in whole or in part;

(b)    no claim has been issued or served, or written threat of a claim or litigation made by any Person, against Prothena or its Affiliates that alleges that any Prothena IP is invalid or unenforceable;

(c)    neither Prothena nor its Affiliates own or otherwise control (through license or otherwise) any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, other than the Licensed Program Antibodies (all of which are set forth on Schedule 1.44) and the Licensed Program Products;

[5]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(d)    [***];

(e)    neither Prothena nor its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement, or the research, development, manufacture or commercialization of the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target;

(f)    Prothena has the full right and authority to grant all of the rights and licenses granted to Celgene (or purported to be granted to Celgene) hereunder; and neither Prothena nor its Affiliates have granted any right or license to any Third Party relating to any of the Prothena IP or any other Licensed Program Asset, Licensed Target or Antibody (or any products constituting, incorporating, comprising or containing any such Antibody) that Targets the Licensed Target, that would conflict with [***] any of the rights or licenses granted to Celgene hereunder;

(g)    Prothena is the sole and exclusive owner of the Prothena IP, except for the Prothena Licensed Collaboration IP that is exclusively licensed to Prothena (or its Affiliates) pursuant to the In-License Agreements set forth on Schedule 1.39. All Affiliates of Prothena have exclusively licensed or assigned all of their right, title and interest in and to the Prothena IP to Prothena. Neither Prothena nor its Affiliates have granted any mortgage, pledge, claim, security interest, lien or other charge of any kind on the Prothena IP or other Licensed Program Asset, and the Prothena IP and the other Licensed Program Assets are free and clear of any mortgage, pledge, claim, security interest, lien or charge of any kind;

(h)    neither Prothena nor its Affiliates have received any written notice of any claim that any Patent or Know-How (including any trade secret right) owned or controlled by a Third Party would be infringed or misappropriated by the Development, Manufacture, or Commercialization of the Licensed Target, Licensed Antibody or Licensed Product;

(i)    to Prothena’s and its Affiliates’ actual knowledge, (i) the Development and Manufacture of the Licensed Target, any Licensed Antibody or Licensed Product, as conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date, has not violated, infringed or misappropriated any intellectual property or proprietary right of any Third Party and (ii) [***];

(j)    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Prothena’s or its Affiliates’ knowledge, threatened against Prothena or its Affiliates which would reasonably be expected to adversely affect or restrict the ability of Prothena to consummate or perform the transactions contemplated under this Agreement, or which would affect the Prothena IP or other Licensed Program Assets, or Prothena’s Control thereof, or the Licensed Target or any Licensed Antibody or Licensed Product;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(k)    neither Prothena nor its Affiliates have issued a claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any Prothena IP, and, to Prothena’s and its Affiliates’ actual knowledge, no issued Patents within the Prothena IP are being infringed and no trade secrets within the Prothena IP are being misappropriated by any Third Party;

(l)    neither Prothena nor its Affiliates have employed or otherwise used in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to the Licensed Target, the Licensed Antibodies or Licensed Products or otherwise in performing any portion of the Licensed Program. All Manufacture and Development (including non-clinical studies and Clinical Studies) related to the Licensed Target, Licensed Antibodies or Licensed Products conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date (including the conduct of the Licensed Program under the Master Collaboration Agreement) has been conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP);

(m)    neither Prothena nor its Affiliates have entered into any agreement under which Prothena or its Affiliates (i) has obtained a license or sublicense of rights from a Third Party to the Licensed Target, or to any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, or to any Prothena IP, except for the In-License Agreements set forth on Schedule 1.39, or (ii) has granted a license, sublicense, option or right to a Third Party that remains in effect as of the Effective Date to research, develop, manufacture or commercialize the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, except (1) with respect to licenses or rights granted pursuant to the agreements set forth on Schedule 1.39 that were entered into in the ordinary course of business [***] performing activities on behalf of Prothena [and (2) [***]]6. The agreements set forth on Schedule 1.39 do not conflict with [***] the rights or licenses granted to Celgene hereunder;7

(n)    other than the Existing Program Agreements, Prothena (or its Affiliates, as applicable) has not entered into any agreement relating to the Development, Manufacture, Commercialization or other exploitation of the Licensed Target, Licensed Antibodies or Licensed Products, or the Prothena IP;

(o)    with respect to each Existing Program Agreement and In-License Agreement, (i) it is in full force and effect; (ii) Prothena (or its Affiliate, as applicable) is not in breach thereof; (iii) Prothena (or its Affiliate, as applicable) has not received any notice from the

[6]	[***]
[7]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

counterparty to such Existing Program Agreement or In-License Agreement, as applicable, of Prothena’s (or its Affiliate’s, as applicable) breach or notice of threatened breach by Prothena (or its Affiliate, as applicable) thereof and (iv) Prothena has provided Celgene with a true, correct and complete copy of each Existing Program Agreement and In-License Agreement;

(p)    Prothena has disclosed to Celgene all material information and data, and all material correspondences to/from any Regulatory Authority, existing as at the Effective Date in the possession or control of Prothena or its Affiliates, in each case related to the Licensed Program, Licensed Target, Licensed Antibodies or Licensed Products;

(q)    the Licensed Program Inventory to be provided to Celgene hereunder was (and at all times up until delivery of such Licensed Program Inventory hereunder shall remain) manufactured, packaged, labeled, tested, stored and handled in accordance with all Applicable Laws (including GMPs), and specifications therefor, and such Licensed Program Inventory is not adulterated or misbranded under Applicable Law and is not an article that could not, under the provisions of the Applicable Law, be introduced into interstate commerce. All such Licensed Program Inventory is free and clear of all encumbrances (including through lien, charge, security interest, mortgage, encumbrance or otherwise); and

(r)    other than the Existing IND, Prothena has not obtained, or filed, any INDs, MAAs or Regulatory Approvals or any other form of regulatory application for approval of Clinical Trials, marketing or other purpose, for any Licensed Antibodies or Licensed Products and, to Prothena’s and it Affiliates’ actual knowledge, no other Person has obtained, or filed for, any such INDs, MAAs or Regulatory Approvals. The Existing IND is in full force and good standing, and neither Prothena nor its Affiliates have received any notice in writing, or otherwise has knowledge of any facts, which have, or reasonably could have, led Prothena to believe that the Existing IND is not currently in, or may not remain in, good standing with the FDA or other applicable Regulatory Authority.

8.3    Additional Representations, Warranties and Covenants of Prothena. Prothena hereby further represents, warrants and covenants to Celgene that:

8.3.1    With respect to the In-License Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any In-License Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each In-License Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each In-License Agreement in full force and effect. Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each In-License Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to, [***] if doing so [***] under this Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the In-License Agreements or notice of termination of any In-License Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.3.2    With respect to the Existing Program Agreements, (a) Prothena (or its Affiliate, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any Existing Program Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each Existing Program Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each Existing Program Agreement in full force and effect, unless Prothena otherwise obtains Celgene’s prior written consent (such consent not to be unreasonably withheld). Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each Existing Program Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to, [***] under this Agreement. Except as set forth in Section 2.3.5, Prothena shall not, and shall cause its Affiliates not to assign or otherwise transfer any Existing Program Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the Existing Program Agreements or notice of termination of any Existing Program Agreement.

8.3.3    In-License Agreements. [***] on case-by-case basis, Prothena shall (or shall cause its Affiliates to, as applicable) execute a written agreement, in a form reasonably acceptable to Celgene, with each Third Party that is a counterparty to the applicable In-License Agreement (each such counterparty, a “Prothena Licensor”) within [***] ([***]) days after the date of such request, pursuant to which (a) in the event of an early termination of such In-License Agreement, at the request of Celgene, such Prothena Licensor shall grant a direct license to Celgene with respect to the intellectual property licensed to Prothena under such In-License Agreement, on the same terms under which such Prothena Licensor grants such license to Prothena (or its Affiliate, as applicable) under such In-License Agreement, (b) such Prothena Licensor agrees to and acknowledges the rights granted to Celgene hereunder with respect to any intellectual property licensed to Prothena (or its Affiliate, as applicable) under such In-License Agreement, including the rights as set forth in this Section 8.3.3, and (c) [***].

8.3.4    Notwithstanding anything to the contrary contained herein, [***].

8.3.5    Prothena shall promptly notify Celgene in writing if any Patents in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, becomes known to Prothena that are not listed on Schedule 1.46(b) or 1.63.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.4    Representations and Warranties of Celgene. Except as set forth on Schedule 8.4, Celgene hereby represents and warrants to Prothena, as of the Effective Date, that:

8.4.1    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Celgene’s actual knowledge, threatened against Celgene which would reasonably be expected to adversely affect or restrict the ability of Celgene to consummate or perform the transactions contemplated under this Agreement.

8.5    Covenants.

8.5.1    Mutual Covenants. Each Party hereby covenants to the other Party that:

(a)    such Party and its Affiliates shall perform its activities pursuant to this Agreement in compliance (and shall ensure compliance by any of its subcontractors) with all Applicable Laws, including, to the extent applicable, GCP, GLP and GMP.

8.5.2    Prothena Covenants. Prothena hereby covenants to Celgene that:

(a)    Neither Prothena nor its Affiliates shall grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls (including the Prothena IP and other Licensed Program Assets), or otherwise with respect to any Licensed Antibody, Licensed Product or Diagnostic Product which conflict with, [***] any of the rights or licenses granted to Celgene hereunder; and

(b)    Except with respect to the performance of the Prothena Ongoing Program Activities in accordance with Section 2.1.3 (or as otherwise expressly agreed to by Celgene in writing, including as set forth in Section 2.1.3(c)), neither Prothena nor its Affiliates shall use (and neither shall grant any Third Party the right to use) any Licensed Antibodies, Licensed Products or Diagnostic Products for any purposes in the Territory.

8.6    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY OR GUARANTEE THAT THE LICENSED PROGRAM WILL BE SUCCESSFUL, OR THAT ANY OTHER PARTICULAR RESULTS WILL BE ACHIEVED WITH RESPECT TO THE LICENSED PROGRAM, THE LICENSED TARGET, ANY LICENSED ANTIBODY OR ANY LICENSED PRODUCT HEREUNDER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9.

INDEMNIFICATION; INSURANCE

9.1    Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless Prothena and its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Prothena Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)    the gross negligence or willful misconduct of Celgene or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Celgene’s performance of its obligations under this Agreement;

(b)    any breach by Celgene of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies and Licensed Products in the Territory by or on behalf of Celgene or its Affiliates or Sublicensees during the Term;

in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Prothena has an indemnification obligation pursuant to Section 9.2(a) or (b) for such Third Party Damages.

9.2    Indemnification by Prothena. Prothena shall indemnify, defend and hold harmless Celgene, its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Celgene Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)    the gross negligence or willful misconduct of Prothena or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Prothena’s performance of its obligations under this Agreement;

(b)    any breach by Prothena of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies (including Reversion Antibodies) and Licensed Products (including products containing Reversion Antibodies) by or on behalf of Prothena or its Affiliates or sublicensees;

in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.1(a) or (b) for such Third Party Damages.

9.3    Procedure. If a Party is seeking indemnification under Section 9.1 or 9.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

giving rise to the obligation to indemnify pursuant to Section 9.1 or 9.2, as applicable, as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 9.1 or 9.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant claims). The Indemnitor shall have the right to assume the defense of any such claim for which the Indemnitee is seeking indemnification pursuant to Section 9.1 or 9.2, as applicable. The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense. The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor. The Indemnitor shall not settle any claim without the prior written consent of the Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnitor shall not be required to obtain such consent if the settlement (i) involves only the payment of money and will not result in the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief, (ii) does not require an admission by the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) and (iii) does not adversely affect the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement. The Indemnitee shall not settle or compromise any such claim without the prior written consent of the Indemnitor, which it may provide in its sole discretion. If the Parties cannot agree as to the application of Section 9.1 or 9.2, as applicable, to any claim, pending resolution of the dispute pursuant to Section 11.7 the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 9.1 or 9.2, as applicable, upon resolution of the underlying claim. In each case, the Indemnitee shall reasonably cooperate with the Indemnitor, and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 7.

9.4    Insurance. During the Term and for a period of [***] ([***]) years thereafter, each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Agreement (including, with respect to its Clinical Trials), and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Agreement. It is understood that such insurance shall not be construed to create a limit on either Party’s liability with respect to its indemnification obligations under this Article 9, or otherwise.

9.5    LIMITATION OF LIABILITY. NEITHER PROTHENA NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 9.1 OR 9.2 IN CONNECTION WITH ANY THIRD PARTY CLAIMS [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 10.

TERM AND TERMINATION

10.1    Term; Expiration.

10.1.1    Term. Subject to Section 3.2 of the Master Collaboration Agreement, this Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 10, shall remain in effect until it expires as follows (the “Term”):

(a)    on a Licensed Product-by-Licensed Product and country-by-country basis, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to such Licensed Product in such country; and

(b)    in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to all Licensed Products in all countries in the Territory.

10.1.2    Effect of Expiration. After the expiration of the Term pursuant to Section 10.1.1 above, the following terms shall apply:

(a)    Licenses after Licensed Product Expiration. After expiration of the Term with respect to a given Licensed Product in a given country pursuant to Section 10.1.1(a), the licenses set forth in Section 6.1 with respect to such Licensed Product (and the Licensed Antibody contained therein) and related Diagnostic Products in such country will automatically become fully paid-up, perpetual, irrevocable and royalty-free.

(b)    Licenses after Expiration of Agreement. After expiration of the Term with respect to this Agreement in its entirety pursuant to Section 10.1.1(b), all licenses set forth in Section 6.1 will automatically become fully paid-up, perpetual, irrevocable and royalty-free.

10.2    Termination for Breach.

10.2.1    Material Breach. This Agreement may be terminated by a Party for the material breach by the other Party of this Agreement provided that the breaching Party has not cured such breach within ninety (90) days after the date of written notice to the breaching Party of such breach (or thirty (30) days in the case of a breach as a result of non-payment of any amounts due under this Agreement) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement. For clarity, but subject to Section 10.2.2, the Cure Period for any allegation made as to a material breach under this Agreement will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement under this Section 10.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured such breach prior to the expiration of such Cure Period, or, if such breach is not susceptible

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] ([***]) days so long as the breaching Party continues to use commercially reasonable efforts to cure such material breach during such extension period. For the avoidance of doubt, termination of this Agreement pursuant to this Section 10.2.1 shall terminate the Master Collaboration Agreement solely with respect to the Licensed Program but shall not terminate the Master Collaboration Agreement with respect to any other Programs or any U.S. License Agreement or other Global License Agreement for any other Program.

10.2.2    Disagreement as to Material Breach. Notwithstanding Section 10.2.1, if the Parties in good faith disagree as to whether there has been a material breach of this Agreement pursuant to Section 10.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***], for resolution to the Executive Officers, who shall meet promptly to discuss the matter and determine, within [***], whether or not a material breach has occurred pursuant to Section 10.2.1; provided that if the Executive Officers are unable to resolve such dispute within such [***] ([***]) [***] period after it is referred to them, the matter will be resolved as provided in Section 11.7; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) subject to Section 10.10, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach, after such determination, within the Cure Period (as may be extended in accordance with Section 10.2.1) which shall commence as of the date of such determination.

10.3    Voluntary Termination. Celgene may terminate this Agreement at will, in its sole discretion, in its entirety upon sixty (60) days’ prior written notice to Prothena at any time.

10.4    Termination for Bankruptcy. If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety, effective immediately upon written notice to such Party, provided that, in connection therewith, the provisions of Section 6.5 shall apply.

10.5    Termination for Patent Challenge. Prothena shall have the right to terminate this Agreement upon written notice if Celgene or any Affiliate of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Prothena IP that is licensed to Celgene under this Agreement, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order). If a Sublicensee of Celgene with respect to any Prothena IP challenges the validity, scope or enforceability of or otherwise opposes any Patent included in such Prothena IP under which such Sublicensee is sublicensed, in

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each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order) then Celgene shall, upon written notice from Prothena, terminate such sublicense.

10.6    Effects of Expiration or Termination; Additional Remedies.

10.6.1    Termination by Prothena Pursuant to Section 10.2, 10.4 or 10.5, or by Celgene Pursuant to Section 10.3. In the event this Agreement is terminated by Prothena pursuant to Section 10.2, 10.4 or 10.5, or by Celgene pursuant to Section 10.3, upon the effective date of such termination:

(a)    the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);

(b)    except as set forth in this Section 10.6.1, or Sections 10.8 or 10.9, all rights and licenses granted herein shall terminate;

(c)    any and all Collaboration Specific IP shall thereafter no longer be deemed to be Collaboration Specific IP;

(d)    each Party shall return or destroy all Confidential Information of the other Party as required by Article 7; and

(e)    notwithstanding the foregoing provisions of this Section 10.6.1, the licenses granted to Celgene hereunder shall survive for [***] ([***]) [***] following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] ([***])-[***] period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell any [***] Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.3); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.

10.6.2    Termination by Celgene Pursuant to Section 10.2 or 10.4. In the event this Agreement is terminated by Celgene pursuant to Section 10.2 or 10.4, upon the effective date of such termination:

(a)    the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);

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(b)    except as set forth in this Section 10.6.2 or Sections 10.8 or 10.9, all rights and licenses granted herein shall terminate;

(c)    any and all Collaboration Specific IP hall thereafter no longer be deemed to be Collaboration Specific IP;

(d)    each Party shall return or destroy all Confidential Information of the other Party as required by Article 7; and

(e)    notwithstanding the foregoing provisions of this Section 10.6.2, the licenses granted to Celgene hereunder shall survive for [***] ([***]) [***] following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] ([***])-[***] period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell [***] any Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.3); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.

10.7    Certain Additional Remedies of Celgene in Lieu of Termination. In the event that (i) Celgene notifies Prothena in writing of a material breach of this Agreement by Prothena, and (ii) Celgene would have the right to terminate this Agreement pursuant to Section 10.2, then in lieu of Celgene terminating pursuant to Section 10.2, and without limiting any other rights or remedies of Celgene, Celgene may elect to have this Agreement continue in full force and effect by providing written notice thereof to Prothena; provided, however, that if Celgene so elects to continue this Agreement, then from and after such time as Celgene delivers such written notice to Prothena, any and all amounts thereafter payable by Celgene hereunder (including Regulatory Milestone Payments, Sales Milestone Payments and royalties) shall be reduced by [***].

10.8    Prothena Reversion Antibodies. If this Agreement terminates, except for any termination by Celgene pursuant to Section 10.2 or 10.4, then the provisions of this Section 10.8 (and for the avoidance of doubt, the provisions of this Section 10.8 shall not apply in the case of termination by Celgene pursuant to Section 10.2 or 10.4).

10.8.1    Reversion. All Licensed Program Antibodies that were the subject of Clinical Trials conducted by Celgene pursuant to this Agreement shall be automatically and immediately deemed “Prothena Reversion Antibodies”. Celgene shall grant and hereby grants to Prothena a non-exclusive, royalty-free, license in the Territory, with the right to grant sublicenses through multiple tiers, under any Patents and/or Know-How Controlled by Celgene or its Affiliates as of the termination effective date claiming or covering [***], into the Prothena Reversion Antibodies as they exist as of such termination effective date, solely as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Prothena Reversion Antibodies [***] in the Field in the Territory; [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.8.2    Effects of Reversion. With respect to each Prothena Reversion Antibody:

(a)    Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Prothena, within a reasonable time, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination), subject to [***], copies of (i) [***] Clinical Trial data and results generated by or on behalf of Celgene or its Affiliates in the Development of Prothena Reversion Antibodies pursuant to this Agreement, and (ii) [***] relating to the manufacture of such Prothena Reversion Antibodies; in each case, to the extent in Celgene’s possession as of the termination effective date [***]. For clarity, Prothena shall have the right to use the foregoing [***] solely in connection with the exercise of Prothena’s rights under Section 10.8.1;

(b)    Celgene shall transfer within a reasonable time to Prothena, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination), [***], [***] Regulatory Filings [***] for the Prothena Reversion Antibodies [***] by Celgene or its Affiliates as of the termination effective date; [***];

(c)    Celgene shall otherwise cooperate reasonably with Prothena to provide a transfer of the materials described in the foregoing provisions of this Section 10.8.2, [***];

(d)    As and to the extent a Third Party is Manufacturing such Prothena Reversion Antibody for Celgene or its Affiliate, Celgene shall use reasonable efforts, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination) [***], to [***]. Additionally, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination), Celgene shall transfer to Prothena [***] such Prothena Reversion Antibody owned by Celgene and then in Celgene’s possession, for a price equal to [***];

(e)    To the extent that Celgene or its Affiliate owns any trademark(s) and/or domain names that [***] a Prothena Reversion Antibody that [***] for the Commercialization of a Prothena Reversion Antibody (as [***], but not including any marks that include, in whole or part, any corporate

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name or logo of Celgene or its Affiliate), Prothena shall have the right to [***]. Prothena shall exercise such right by written notice to Celgene within [***] ([***]) days after such Licensed Antibody or Licensed Product becomes a Prothena Reversion Antibody; and

(f)    If Celgene or its Affiliate has obtained a license from a Third Party and Prothena is a sublicensee under such license pursuant to Section 10.8.1, then [***]. Notwithstanding the provisions of Section 10.8.1, Prothena shall not get a sublicense of any Third Party intellectual property pursuant to Section 10.8.1 unless such sublicense is allowed pursuant to and in accordance with the agreement between Celgene and such Third Party.

10.9    Surviving Provisions.

10.9.1    Accrued Rights; Remedies. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement and at Applicable Law.

10.9.2    Survival. Without limiting the provisions of Section 10.9.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: [Article 1 (to the extent the definitions are used in other surviving provisions), Section 2.3.5(a) (solely as to the last sentence therein) Article 5 (as to payment obligations accrued prior to the effectiveness of termination or expiration of this Agreement), Section 6.3, Section 6.4, Section 6.5, Section 6.6, Section 6.12 (solely if there is no U.S. License Agreement or other Global License Agreement covering the applicable Joint Patents), Article 7, Section 8.6, Article 9, Section 10.1.2, Section 10.6, Section 10.8, Section 10.9, Section 10.10, Section 10.11, and Article 11.].8

10.10    Milestone Payments. Notwithstanding anything to the contrary contained herein, in the event notice of termination of this Agreement is given prior to achievement of a given milestone set forth in Section 5.4 or 5.5, Celgene shall not be obligated to make any Regulatory Milestone Payment or Sales Milestone Payment to Prothena with respect to any milestone achieved following the notice of such termination.

[8]	To be updated in final version

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10.11    Relationship to Other Agreements. Termination of this Agreement shall not affect in any way the terms or provisions of any other then-existing executed Global License Agreements or U.S. License Agreements.

ARTICLE 11.

MISCELLANEOUS

11.1    Severability. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the invalid, void or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, void or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid, void or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

11.2     Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 11.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Celgene:

Celgene Switzerland LLC

AON House

30 Woodbourne Ave.

Pembroke HM 08, Bermuda

Attention:        [***]

With copies to:

Celgene Corporation

86 Morris Avenue

Summit, New Jersey 07901 U.S.A.

Attention:        General Counsel

Facsimile:        (908) 673-2771

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to Prothena:

Prothena Biosciences Limited

Adelphi Plaza

Upper George’s Street

Dun Laoghaire, Co. Dublin A96 T927

Ireland

Attention:         Company Secretary

Facsimile:         +353-1-686-5675

With copies to:

Prothena Biosciences Inc.

331 Oyster Point Boulevard

South San Francisco, CA, 94080

U.S.A.

Attention:        Vice President, Business Development

Facsimile:        +1 650-837-8560

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 11.2.

11.3    Force Majeure. A Party shall not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance in accordance with the terms of this Agreement whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

11.4    Assignment.

11.4.1    Generally. Except as expressly permitted herein, this Agreement may not be assigned or transferred by any Party, nor may any Party assign or transfer any rights or obligations created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld.

11.4.2    Celgene. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.6.2 and the remaining provisions of this Section 11.4.2, Celgene may assign or transfer

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this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Celgene shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

11.4.3    Prothena. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.6.2 and the remaining provisions of this Section 11.4.3, Prothena may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, Prothena shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets.

11.4.4    Intellectual Property of Acquirer. Notwithstanding anything to the contrary in this Agreement, if a Party is acquired by a Third Party after the Effective Date, then with respect to any intellectual property rights controlled by the Third Party acquiring party or its affiliates (other than one of the Parties to this Agreement or its Affiliates immediately prior to such acquisition) involved in any assignment of this Agreement by such Party to such Third Party acquirer, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held immediately prior to such transaction by such acquirer or its affiliate (other than the relevant Party to this Agreement or its Affiliates immediately prior to such acquisition), and developed outside the scope of activities conducted with respect to the Collaboration, any Program, any U.S. License Agreement or any Global License Agreement. The Prothena IP shall also exclude any intellectual property developed by such Third Party acquirer after such acquisition; provided that (i) such intellectual property is developed independently of the activities under this Agreement, the Collaboration, any Program, the Collaboration Agreement, any U.S. License Agreement or any Global License Agreement [***], (ii) Prothena and its Affiliates put in place firewalls and other protections to [***] and (iii) [***].

11.4.5    All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the applicable Party. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.

11.5    Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.

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11.6    WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

11.7    Choice of Law; Dispute Resolution.

11.7.1    Choice of Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws or renvoi and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided, however, that with respect to matters involving the validity or infringement of intellectual property rights in a given country, such matter may be brought in the applicable country (in accordance with Section 11.7.3) and the Applicable Laws of the applicable country shall apply (subject to Section 6.6.1).

11.7.2    Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in Section 11.7.3 will be the exclusive mechanism for resolving any dispute (whether in contract, tort or otherwise), controversy or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement or the transactions contemplated by this Agreement (each, a “Dispute”); provided that decisions that are subject to the decision making authority of a given Party, as expressly set forth in this Agreement, will not be subject to the provisions of Section 11.7.3 so long as such decisions are made in accordance with this Agreement.

11.7.3    Jurisdiction.

(a)    Except as otherwise set forth in this Section 11.7.3, the sole jurisdiction and venue for all actions, suits and proceedings arising out of any Dispute (except in respect of an Excluded Claim, where jurisdiction is non-exclusive) will be the state and federal courts located in the Borough of Manhattan in New York, New York, USA. Each Party hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan in New York, New York, USA for any action, suit or proceeding arising out of such Dispute, and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of such Dispute in the state and federal courts of the Borough of Manhattan in New York, New York, USA and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that process may be served upon it in the manner specified in Section 11.2 and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process. It shall be a condition precedent to the commencement of any action in court or other tribunal (save an action for an interim injunction or provisional relief) in respect of any Dispute relating to this Agreement that the Parties have sought to resolve the Dispute by either Party notifying the other

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Party in writing for resolution to the Executive Officers who shall meet (whether in person or via teleconference) within [***] ([***]) [***] of such notice to seek resolution in good faith. If the Executive Officers are unable to resolve the Dispute at such meeting, either Party may pursue any remedy available to such Party at law or in equity, subject to the terms and conditions of this Agreement, including this Section 11.7.3.

(b)    Notwithstanding the provisions of Section 11.7.3(a), either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or equity. In addition, notwithstanding the provisions of Section 11.7.3(a) either Party may bring an action in any court having jurisdiction to enforce an award rendered pursuant to Section 11.7.3(a).

(c)    Until final resolution of the dispute through judicial determination, (i) this Agreement will remain in full force and effect and (ii) the time periods for cure as to any termination will be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if a court determines that such payments are not due.

(d)    As used in this Section 11.7, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the validity or infringement of a Patent, trademark or copyright, or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

11.8    Relationship of the Parties. Prothena and Celgene are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute (a) Prothena as a partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of Prothena. Neither Prothena nor Celgene, respectively, shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Celgene or Prothena, respectively, or to bind Celgene or Prothena, respectively, to any contract, agreement, or undertaking with any Third Party.

11.9    Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

11.10    Entire Agreement. This Agreement, together with the attached Exhibits and Schedules and the Master Collaboration Agreement, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. In the event of a conflict between the provisions of this Agreement and the Master Collaboration Agreement with respect to the Licensed Program, the provisions of this Agreement shall control.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.11    Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

11.12    Equitable Relief; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

11.13    Interpretation.

11.13.1    Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

11.13.2    Definitions; Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The words “including,” “includes,” “include,” “for example,” and “e.g.” and words of similar import will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless the context requires otherwise or otherwise specifically provided, (i) all references herein to Articles, Sections, Schedules or Exhibits shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.13.3    Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein), (ii) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended, and (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns (subject to Section 11.4).

11.13.4    Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.

11.13.5    Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.

11.13.6    Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).

11.14    Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

11.15    Extension to Affiliates. Subject to Sections 5.6.2 and 11.4, Celgene shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Celgene. Celgene shall remain fully liable for any acts or omissions of such Affiliates.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this GLOBAL LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the Effective Date.

PROTHENA BIOSCIENCES LIMITED	CELGENE SWITZERLAND LLC

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Global License Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.27

Existing IND

i

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Schedule 1.28

Existing Program Agreements

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Schedule 1.39

In-License Agreements and Other Third Party Agreements

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.44

Licensed Program Antibodies

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Schedule 1.47(b)

Licensed Program Patents

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Schedule 1.49

Licensed Target

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Schedule 1.63

Prothena Licensed Collaboration Patents

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.65

Prothena Platform Technology

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.2

Exceptions to Prothena Representations and Warranties

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.4

Exceptions to Celgene Representations and Warranties

x

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Exhibit B

Form of U.S. License Agreement

(See Attached)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

U.S. LICENSE AGREEMENT

by and among

PROTHENA BIOSCIENCES LIMITED

and

CELGENE SWITZERLAND LLC

Dated as of             , 20

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TABLE OF CONTENTS1

[1]	To be inserted in final version.

2

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LIST OF SCHEDULES2

SCHEDULE 1.28	EXISTING PROGRAM AGREEMENTS
SCHEDULE 1.40	IN-LICENSE AGREEMENTS AND OTHER THIRD PARTY AGREEMENTS
SCHEDULE 1.45	LICENSED PROGRAM ANTIBODIES
SCHEDULE 1.47(b)	LICENSED PROGRAM PATENTS
SCHEDULE 1.49	LICENSED TARGET
SCHEDULE 1.64	PROTHENA LICENSED COLLABORATION PATENTS
SCHEDULE 1.66	PROTHENA PLATFORM TECHNOLOGY
SCHEDULE 8.2	EXCEPTIONS TO PROTHENA REPRESENTATIONS AND WARRANTIES
SCHEDULE 8.4	EXCEPTIONS TO CELGENE REPRESENTATIONS AND WARRANTIES

[2]	All Schedules to be completed prior to execution of the Agreement.

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U.S. LICENSE AGREEMENT

This U.S. LICENSE AGREEMENT (this “Agreement”) is entered into and made effective as of              , 20     (the “Effective Date”) by and between Prothena Biosciences Limited, an Irish limited company (“Prothena”) and Celgene Switzerland LLC, a Delaware limited liability company (“Celgene”)3. Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties”.

RECITALS

WHEREAS, Prothena and Celgene entered into that certain Master Collaboration Agreement, dated as of March 19, 2018 (the “Master Collaboration Agreement”), pursuant to which, among other things, Prothena has conducted research and development programs with respect to certain targets (each, a “Program”) and Celgene has an exclusive option to obtain an exclusive license to research, develop, manufacture and commercialize Antibodies that Target such targets;

WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of its IND Option (as defined in the Master Collaboration Agreement) with respect to a given Program, the Parties are obligated to enter into a U.S. License Agreement with respect to such Program; and

WHEREAS, Celgene has exercised its IND Option (as def in the Master Collaboration Agreement) with respect to the Licensed Program, and, as such, the Parties are entering into this Agreement pursuant to which, among other things, Prothena grants to Celgene exclusive rights and licenses with respect to the research, development, manufacture and commercialization of Licensed Antibodies and Licensed Products in the Territory, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.

DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.

1.1    “Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”) or, to the extent that Celgene adopts International Financial Reporting Standards (“IFRS”), then “Accounting Standards” shall mean IFRS, in either case consistently applied.

[3]	[***]

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1.2    “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with a Party. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.

1.3    “Annual Net Sales” means, on a Licensed Product-by-Licensed Product basis, total Net Sales by Celgene, its Affiliates and Sublicensees in the Territory of such Licensed Product in a particular Calendar Year, calculated in accordance with Accounting Standards consistently applied.

1.4    “Antibody” means any [***] antibody (including [***]), [***] whether human, humanized, chimeric, murine, synthetic or from any other source.

1.5    “Applicable Law” or “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, judgments or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act (“HIPAA”) and the Health Information Technology for Economic and Clinical Health Act and the EU Data Protection Directive (Council Directive 95/46/EC) and applicable laws implementing the EU Data Protection Directive and, when in force, the General Data Protection Regulation (2016/679).

1.6    “Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring disease susceptibility, severity or state, or monitoring therapies for such patient and/or (b) for predicting the outcome of a particular treatment of such patient.

1.7    “Biosimilar Application” means an application or submission filed with a Regulatory Authority for marketing authorization of a Biosimilar Product.

1.8    “Biosimilar Product” means, with respect to a given Licensed Product, a biological product (a) that contains (i) an identical active ingredient(s) as the Licensed Antibody in such Licensed Product, or (ii) a “highly similar” active ingredient(s) to the Licensed Antibody in such Licensed Product, as the phrase “highly similar” is used in 42 U.S.C. § 262(i)(2), and subject to the factors set forth in FDA’s Guidance for Industry, “Quality Considerations in Demonstrating Biosimilarity to a Reference Protein Product,” (February 2012), at Section VI, or

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any successor FDA guidance thereto, (b) for which Regulatory Approval is obtained by referencing Regulatory Materials of such Licensed Product, (c) is approved for use in such country (or region) pursuant to a Regulatory Approval process governing approval of interchangeable or biosimilar biologics as described in 42 U.S.C. §§ 262, or a similar process for Regulatory Approval in any country (or region) outside the United States, or any other similar provision that comes into force, or is the subject of a notice with respect to such Licensed Product under 42 U.S.C. § 262(l)(2) or any other similar provision that comes into force in such country (or region), and (d) is sold in the same country as such Licensed Product by any Third Party that is not a Sublicensee of Celgene or its Affiliates with respect to the Prothena IP and did not purchase such product in a chain of distribution that included any of Celgene or any of its Affiliates or its Sublicensees.

1.9    “BPCIA” means Biologics Price Competition and Innovation Act of 2009, as amended.

1.10    “Business Day” means a day on which banking institutions in New York City, New York, are open for business, excluding any Saturday or Sunday.

1.11    “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that the final Calendar Quarter shall end on the last day of the Term.

1.12    “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that the final Calendar Year shall end on the last day of the Term.

1.13    “Celgene IP” means Patents and Know-How owned or otherwise controlled (through license or otherwise, but excluding through grant of a license from Prothena to Celgene pursuant to this Agreement) by Celgene or any of its Affiliates (including any Know-How that is, created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Celgene or any of its Affiliates pursuant to the conduct of activities under this Agreement). For the avoidance of doubt, Celgene IP excludes (i) Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena, solely or jointly with a Third Party; (ii) Joint Program IP (as defined under the Master Collaboration Agreement); (iii) [***], and (iv) Joint IP.

1.14    “Celgene Phase 1 Portion Participation Right” means the Celgene Phase 1 Portion Participation Right (as defined in the Master Collaboration Agreement) for the Licensed Program.

1.15    “Change of Control” in respect of a Person (an “Acquired Person”) shall be deemed to have occurred upon any of the following occurring after the Effective Date: (i) any Person or group of Persons that is not an Affiliate of such Acquired Person becomes the beneficial

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owner (directly or indirectly) of more than fifty percent (50%) of the voting shares; (ii) such Acquired Person consolidates with or merges into or with another Person that is not an Affiliate of such Acquired Person pursuant to a transaction in which more than fifty percent (50%) of the voting shares of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting shares of such Acquired Person immediately preceding such consolidation or merger; and/or (iii) that Acquired Person sells or transfers to another Person that is not an Affiliate of such Acquired Person all or substantially all of its assets.

1.16    “Clinical Trial” means a human clinical trial, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial or Registration Enabling Clinical Trial, any study incorporating more than one of these phases, or any human clinical trial commenced after Regulatory Approval.

1.17    “Commercialization” means any and all activities directed to the commercialization of a product (which may include related diagnostic products, if applicable), including commercial manufacturing (including Manufacturing) and commercial supply of a product, marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such product, importing, exporting and transporting such product for commercial sale, and seeking of pricing and reimbursement of a product (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product (or related diagnostic product, if applicable)), as well all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include any Clinical Trial commenced after Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization.

1.18    “Commercially Reasonable Efforts” means, with respect to Celgene in relation to an obligation under this Agreement with respect to a Licensed Antibody or Licensed Product, such efforts that are consistent with the efforts and resources normally used by Celgene in the exercise of its commercially reasonable business practices relating to performance of an obligation for a similar pharmaceutical compound or product (including the research, development, manufacture and commercialization of a pharmaceutical compound or product), as applicable, at a similar stage in its research, development or commercial life as the relevant Licensed Antibody or Licensed Product, and that has commercial and market potential similar to the relevant Licensed Antibody or Licensed Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved), amounts payable to licensors of patents or other intellectual property rights, [***], and legal issues.

1.19    “Confidential Information” means, with respect to a Party, all confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.

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1.20    “Control”, “Controls” or “Controlled” means, with respect to any intellectual property (including Know-How) or Confidential Information, the ability of a Party or its Affiliates, as applicable, (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses as provided herein, or to otherwise disclose such intellectual property or Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would be required hereunder to grant the other Party such license or sublicenses as provided herein or to otherwise disclose such intellectual property or Confidential Information to the other Party.

1.21    “Cover”, “Covering” or “Covered” means, with reference to a Patent claim, that such Patent claim has a Valid Claim that claims the [***], and that the sale of a Licensed Antibody (or product incorporating such Licensed Antibody) would infringe such Valid Claim in the country in which such activity occurs without a license thereto (or ownership thereof); provided, that with respect to method of use, such method of use is for an Indication for which Regulatory Approval has been received (as set forth on the approved labeling for the applicable Licensed Product incorporating such Licensed Antibody) for such Licensed Antibody in such country.

1.22    “Derivative” means, with respect to a Licensed Target, all [***] thereof.

1.23    “Development” means (i) research activities (including drug discovery, identification and/or synthesis) with respect to a product (which may include related diagnostic products, if applicable), and/or (ii) preclinical and clinical drug development activities, and other development activities, with respect to a product (which may include related diagnostic products, if applicable), including test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials and other studies commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of INDs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.

1.24    “Diagnostic Product” means, on a Licensed Product-by-Licensed Product basis, any diagnostic product (which may include a Licensed Antibody or Licensed Product being used as a diagnostic product) which is necessary or reasonably useful (a) for the [***] in a patient or Patient Sample, and/or (b) to [***] in a patient or Patient Sample, and/or (c) to [***] to achieve improved safety or effectiveness, in each case of (a), (b) and (c), which is intended for use or is Developed or approved for use in connection with a therapeutic Licensed Antibody or Licensed Product (which may include [***]).

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1.25    “Dollars” or “$” means the legal tender of the United States.

1.26    “EU” means all countries that are officially recognized as member states of the European Union at any particular time.

1.27    “Executive Officers” means Prothena’s Chief Executive Officer and Celgene’s Executive Vice President, Research and Early Development (or such Executive Vice President’s designee).

1.28    “Existing Program Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party solely related to the Development or Manufacture of any Licensed Antibodies or Licensed Products, in effect as of the Effective Date, as set forth on Schedule 1.28.

1.29    “Field” means any and all uses or purposes, including the treatment, prophylaxis, palliation, diagnosis or prevention of any human or animal disease, disorder or condition.

1.30    “First Commercial Sale” means, on a Licensed Product-by-Licensed Product basis in the Territory, the first sale of such Licensed Product in the Territory for use or consumption by the general public (following receipt of all Regulatory Approvals that are required in order to sell such Licensed Product in the Territory) and for which any of Celgene or its Affiliates or Sublicensees has invoiced sales of Licensed Products in the Territory; provided, however, that the following shall not constitute a First Commercial Sale: (a) any sale to an Affiliate or Sublicensee, unless the Affiliate or Sublicensee is the last Person in the distribution chain of the Licensed Product; or (b) any use of such Licensed Product in Clinical Trials or non-clinical development activities with respect to such Licensed Product by or on behalf of a Party, or disposal or transfer of such Licensed Product for a bona fide charitable purpose, compassionate use or samples.

1.31    “Global License Agreement” means each Global License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement.

1.32    “Good Clinical Practices” or “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).

1.33    “Good Laboratory Practices” or “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.

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1.34    “Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable, (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical product, as applicable.

1.35    “Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal), (c) multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.36    “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.37    “IND Option Exercise Fee” shall mean the IND Option Exercise Fee (as defined in the Master Collaboration Agreement) for the Licensed Program.

1.38    “Indication” means an entirely separate and distinct disease or medical condition in humans (i) [***], and/or (ii) [***]. For clarity, (a) [***], (b) [***] and (c) [***].

1.39    “Initiation” means, with respect to a given Clinical Trial, the administration of the first dose of Licensed Product to the first properly enrolled subject in such Clinical Trial in accordance with the protocol for such Clinical Trial.

1.40    “In-License Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party pursuant to which such Third Party licenses to Prothena (or its Affiliates, as applicable) any Patents or Know-How included in the Prothena IP, including those set forth on Schedule 1.40.

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1.41     “Know-How” means all proprietary (a) information, techniques, technology, practices, trade secrets, inventions, methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures and formulations, sequences, processes, formulae, techniques, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools, in each case, whether patentable or not; and (b) tangible manifestations thereof, including any and all of the foregoing relating to Licensed Program Biological and Chemical Materials.

1.42    “Licensed Antibody” means (a) any Licensed Program Antibody and (b) any other Antibody that is a variant, fragment, derivative or other modification of a Licensed Program Antibody that (i) Targets the Licensed Target, (ii) is made by or on behalf of Celgene or its Affiliates or Sublicensees during the Term in the course of its activities performed under this Agreement and (iii) is claimed (or was claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.47(b), Prothena Licensed Collaboration Patent set forth on Schedule 1.64, or Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents, Prothena Licensed Collaboration Patents or Joint Program Patents (as defined in the Master Collaboration Agreement).

1.43    “Licensed Product” means any product that constitutes, incorporates, comprises or contains a Licensed Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Product that constitute, incorporate, comprise or contain the same Licensed Antibody shall be considered the same Licensed Product for purposes of this Agreement. Licensed Products shall include, in all cases, any Licensed Program Product.

1.44    “Licensed Program” means the Development program undertaken by or on behalf of Prothena pursuant to the Master Collaboration Agreement with respect to the Licensed Target.

1.45    “Licensed Program Antibody” means, with respect to the Licensed Program, (i) the Collaboration Candidates (as defined in the Master Collaboration Agreement) that Target the Licensed Target that were Developed under such Licensed Program pursuant to the Master Collaboration Agreement, including those as set forth on Schedule 1.45 and (ii) all Related Antibodies with respect to any Antibody described in the foregoing clause (i) provided that such Related Antibodies are claimed (or were claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.47(b), a Prothena Licensed Collaboration Patent set forth on Schedule 1.64, or a Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations,

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re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents or Prothena Licensed Collaboration Patents. For the avoidance of doubt, Licensed Program Antibodies are included within the definition of Licensed Antibody.

1.46    “Licensed Program Biological and Chemical Materials” means, with respect to the Licensed Program, any and all compositions of matter, cells, cell lines, assays, animal models, imaging agents, Patient Samples, Biomarkers and any other physical, biological or chemical material, that are Controlled by Prothena or its Affiliates and [***] the Licensed Target or Licensed Program Antibodies (or the Development, Manufacture or Commercialization thereof), including physical embodiments of the Licensed Program Antibodies and any diagnostics related to such Licensed Program Antibodies, in each case, (i) created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, in such Licensed Program under the Master Collaboration Agreement or (ii) otherwise utilized by or on behalf of Prothena or its Affiliates in the Licensed Program under the Master Collaboration Agreement. To the extent the Licensed Program Biological and Chemical Materials were created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Licensed Program Know-How” hereunder, and to the extent the Licensed Program Biological and Chemical Materials were not created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, but were otherwise utilized in the development of the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Prothena Licensed Collaboration Know-How” hereunder.

1.47    “Licensed Program IP” means, collectively:

(a)    “Licensed Program Know-How” which means any and all Know-How that was created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case (i) by or on behalf of [***], (ii) by or on behalf of [***], or (iii) by or on behalf of [***]. For the avoidance of doubt, Licensed Program Know-How (i) includes ‘Program Know-How’ (as defined in the Master Collaboration Agreement) related to the Licensed Program but (ii) expressly excludes any Know-How created, conceived, discovered, first generated, invented, first made or first reduced to practice in the course of activities performed under this Agreement and any Joint Program Know-How (as defined in the Master Collaboration Agreement); and

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(b)    “Licensed Program Patents” which means any Patents in the Territory Controlled by Prothena or its Affiliates that claim or cover any Licensed Program Know-How, including the Patents set forth on Schedule 1.47(b). For the avoidance of doubt, Licensed Program Patents, include ‘Program Patents’ (as defined in the Master Collaboration Agreement) related to the Licensed Program, but expressly exclude Joint Program Patents (as defined in the Master Collaboration Agreement).

1.48    “Licensed Program Product” means, with respect to the Licensed Program, any product that constitutes, incorporates, comprises or contains a Licensed Program Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Program Product that constitutes, incorporates, comprises or contains the same Licensed Program Antibody shall be considered the same Licensed Program Product for purposes of this Agreement. For the avoidance of doubt, Licensed Program Products are included within the definition of Licensed Products.

1.49    “Licensed Target” means the target set forth on Schedule 1.49, including Derivatives thereof.

1.50    “Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of a product or diagnostic product, and regulatory activities related to any of the foregoing.

1.51    “Marketing Authorization Application” or “MAA” means a Marketing Authorization Application, Biologics License Application or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or diagnostic product, in a country or in a group of countries.

1.52    “Net Sales” means, in respect of a given Licensed Product, the total [***] amounts [***] for all sales of such Licensed Product in the Territory for use in the Field by Celgene, its Affiliates or Sublicensees to Third Party customers (including to distributors), less the following deductions [***] so as to arrive at “net sales” under Accounting Standards as reported by Celgene, its Affiliates or Sublicensees, as applicable, in such Person’s financial statements:

(a)    [***];

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(b)    [***];

(c)    [***];

(d)    [***]; and

(e)    [***].

There shall be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate Net Sales. The calculations set forth in this definition of “Net Sales” shall be determined in accordance with Accounting Standards.

Sales or other transfers between Celgene and its Affiliates or Sublicensees, as well as any transfers or dispositions of any Licensed Products for (i) [***], (ii) [***], (iii) [***] or (iv) [***], in each case, shall be excluded from the computation of Net Sales.

The calculations set forth in this section shall be determined in accordance with Accounting Standards. If any Licensed Product is, or is sold as part of, a Combination Product, Net Sales shall be calculated assuming that the gross sale price of each unit is equal to the product of (i) Net Sales of the Combination Product calculated as above (i.e., calculated as for a non-Combination Product), and (ii) the fraction [***], where: [***]

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For purposes of this definition, “Combination Product” means any pharmaceutical product that (a) contains two or more active ingredients, including both (1) a Licensed Antibody and (2) one or more other compounds (which may be Antibodies) but that are not a Licensed Antibody, either as a fixed dose product, co-formulated product or co-packaged product, and sold for a single price, and (b) is Developed or Commercialized, alone or together with a Third Party, by Celgene or any of its Affiliates or Sublicensees. Any vehicles, adjuvants and excipients used in conjunction with any Licensed Antibody shall not be treated as active ingredients for the purposes of this definition.

1.53    “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.

1.54    “Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.

1.55    “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.56    “Phase 1 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(a) (as amended), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country, and is intended to (a) determine the safety, pharmacokinetics and pharmacodynamic parameters in healthy individuals or patients, and (b) following the foregoing clause (a), further evaluate safety and pharmacokinetics (including exploration of trends of a biomarker-based or clinical endpoint-based efficacy relationship to dose which need not be designed to be statistically significant) of the product, whether or not in combination with concomitant treatment and which provides sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Registration Enabling Clinical Trial with Regulatory Authorities.

1.57    “Phase 1 Option” shall mean the Phase 1 Option (as defined in the Master Collaboration Agreement) for the Licensed Program.

1.58    “Phase 1 Option Term” shall mean the Phase 1 Option Term (as defined in the Master Collaboration Agreement) for the Licensed Program.

1.59    “Phase 2 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b), as amended, and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.60    “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term

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extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, derivations, re-examinations, post-grant proceedings and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.

1.61    “Prothena IP” means the Prothena Licensed Collaboration Patents, the Prothena Licensed Collaboration Know-How, the Licensed Program Patents and the Licensed Program Know-How, as well as Prothena’s (and its Affiliates’) right, title and interest in and to the Joint IP and any Joint Program IP (as defined under the Master Collaboration Agreement).

1.62    “Prothena Licensed Collaboration IP” means all Prothena Licensed Collaboration Know-How and Prothena Licensed Collaboration Patents

1.63    “Prothena Licensed Collaboration Know-How” means any and all Know-How that is Controlled by Prothena or its Affiliates on or after the Effective Date that (a) is necessary or [***] to research, develop, make, have made, import, use, offer to sell, sell or otherwise exploit any [***], Licensed Program Antibody or Licensed Program Product or (b) is or was [***], including (i) any diagnostics related to any such Licensed Program Antibody or Licensed Program Product and (ii) Know-How conceived, created discovered, first generated, invented, first made or first reduced to practice by or on behalf of a Prothena or its Affiliates, whether solely or jointly with any Third Party, in the course of activities performed under this Agreement; but expressly excluding Joint Know-How, Joint Program Know-How (as defined in the Master Collaboration Agreement) and Licensed Program Know-How.

1.64    “Prothena Licensed Collaboration Patents” means any and all Patents in the Territory that are Controlled by Prothena or its Affiliates on or after the Effective Date that claim or cover (a) any Licensed Target, any Licensed Program Antibody or any Licensed Program Product, or the research, development, making, having made, import, use, offering to sell, selling or other exploitation of any of the foregoing, or (b) any Prothena Licensed Collaboration Know-How; but expressly excluding Joint Patents, Joint Program Patents (as defined in the Master Collaboration Agreement) and Licensed Program Patents. Prothena Licensed Collaboration Patents shall include the Patents set forth on Schedule 1.64.

1.65    “Prothena Platform Patent” means a Patent within the Prothena Licensed Collaboration Patents that [***] claims the Prothena Platform Technology.

1.66    “Prothena Platform Technology” means [***], which shall [***]; but in any case excluding [***].

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1.67    “Registration Enabling Clinical Trial” means (a) a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), as amended, and is intended to (i) establish that the product is safe and efficacious for its intended use, (ii) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (iii) support Regulatory Approval for such product, or (b) a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.68    “Regulatory Approval” means all approvals, licenses and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a pharmaceutical or diagnostic product for a particular Indication in a country or region (including separate pricing or reimbursement approvals, as necessary), and including the approvals by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.

1.69    “Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be (the “MHLW”) in Japan, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or diagnostic product, as applicable, in such country or region.

1.70    “Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product basis in the Territory, that Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority in the Territory to market and sell the Licensed Product in the Territory, in each case, such that market exclusivity is maintained for Celgene (or its Affiliate or Sublicensee, as applicable) in the Territory with respect to such Licensed Product as a result of such grant by such Regulatory Authority.

1.71    “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of MAAs, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical or diagnostic product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each MAA, including all Drug Master Files (if any), INDs and supplemental biologics license applications (sBLAs) and foreign equivalents of any of the foregoing.

1.72    “Related Antibody” means, with respect to a given Antibody, any (a) [***], or (b) [***], and in each case of (a) and (b), that [***].

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1.73    “Royalty Term” means, on a Licensed Product-by-Licensed Product basis in the Territory, the period of time commencing on the First Commercial Sale of such Licensed Product in the Territory and expiring upon the latest of (a) the first date on which there is no Valid Claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents or Joint Program Patents (as defined in the Master Collaboration Agreement) in each case, that Covers such Licensed Product in the Territory, (b) the expiration of Regulatory-Based Exclusivity for such Licensed Product in the Territory and (c) the ten (10) year anniversary of the date of First Commercial Sale of such Licensed Product in the Territory.

1.74    “Select Indication” means each of the following separate and distinct Indications: [***] such other Indications as the Parties may mutually agree in writing to be expressly included as a “Select Indication” for purposes of this Agreement; provided that such indication is identified as an approved use for the applicable Licensed Product in the approved label for such Licensed Product in the applicable country.

1.75    “Sublicensee” means, with respect to Celgene, a Third Party to whom Celgene has granted a sublicense, either directly or indirectly, under the Prothena IP licensed to Celgene by Prothena pursuant to this Agreement, to Develop, Manufacture and/or Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, but excluding any Third Party acting as a distributor and excluding Prothena and its Affiliates.

1.76    “Target” means, with respect to a given Antibody and the Licensed Target, that such Antibody [***]. For the purposes of the “Target” definition, “[***]” means [***]. 4

1.77    “Territory” means the United States.

1.78    “Third Party” means any Person other than Prothena or Celgene that is not an Affiliate of Prothena or of Celgene.

1.79    “Third Party Claim” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.

1.80    “Third Party Damages” means all losses, costs, claims, damages, judgments, liabilities and expenses payable to a Third Party by a Party (or the Prothena Indemnitees or Celgene Indemnitees, as applicable) under a Third Party Claim (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation in connection therewith).

[4]	[***] For the purposes of the “Target” definition, “[***]” means [***]

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1.81    “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.82    “U.S. License Agreement” shall mean each U.S. License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement. When used in this Agreement, references to U.S. License Agreements are references to U.S. License Agreements other than this Agreement.

1.83    “Valid Claim” means a claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents, or Joint Program Patents (as defined in the Master Collaboration Agreement) in the Territory that has issued and has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue, disclaimer, inter partes review, post grant procedures or similar proceedings [***].

1.84    Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
Acquired Person	1.15
Active Immunotherapeutic Approaches	4.2.1
Agreement	Preamble
Celgene	Preamble
Celgene Acquired Competing Antibody	4.4.2
Celgene Exclusivity Term	4.4.1
Celgene Indemnitees	9.2
Celgene Proposed Terms	4.2.2
Celgene Share	6.8.2(d)
Celgene Third Party Payments	5.2.4
Clinical Trial Preliminary Activities Outside Date	10.5
Combination Product	1.52
Competing Antibody	4.4.1
Competing Compound	4.1
Cure Period	11.2.1
Disclosing Party	7.1
Dispute	11.7.2
Electronic Delivery	12.11
Effective Date	Preamble
EMA	1.69
Excluded Claim	11.7.3(d)
FDA	1.69
[***]	[***]
Force Majeure	11.3
GAAP	1.1
Grant	4.2.2

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Definition:	Section:
Grant Notice	4.2.2
HIPAA	1.5
IFRS	1.1
Indemnitee	9.3
Indemnitor	9.3
Indirect Taxes	5.5.2(b)
Insolvency Event	10.4
Joint IP	6.6.4
Joint Know-How	6.6.4
Joint Patents	6.6.4
Licensed Program Assets	2.5
Licensed Program Confidential Information	7.11
Licensed Program Know-How	1.46(a)
Licensed Program Non-Specific IP	7.2
Licensed Program Patents	1.46(b)
Licensed Program Specific IP	7.2
Master Collaboration Agreement	Recitals
MHLW
Negotiation Period	4.2.2
[***]	[***]
Notice Period	4.2.2
Ongoing Prothena Development Activities	2.3.3
Party or Parties	Preamble
Patent Liaison	6.7
Payee Party	5.5.2(b)
Paying Party	5.5.2(b)
Per Licensed Product Annual Net Sales	5.2.1
Program	Recitals
Prothena	Preamble
Prothena Indemnitees	9.1
Prothena Licensor	8.3.3
Prothena Ongoing Program Activities	2.3
Prothena Reversion Antibodies	10.10.1
Publishing Party	8.8.1
Receiving Party	7.1
Regulatory Milestone Payment	5.3.1
Right of First Negotiation	4.2.2
Sales Milestone Payment	5.4.1
SEC	8.4.1(a)
Securities Regulators	7.6
Tax Benefit	5.5.2(c)
Term	10.1.1
Transfer Date	2.2.1(a)

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ARTICLE 2.

DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION

2.1    Development, Manufacturing and Commercialization.

2.1.1    General. From and after the Effective Date, and subject to the terms and conditions of this Agreement (including Sections 2.2, 2.3, and 2.8), (i) Celgene will have the sole right (and shall solely control, at its discretion), itself and/or with or through its Affiliates, Sublicensees or other Third Parties, to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, and (ii) Prothena and its Affiliates shall not have any right to, and shall not, conduct any Development, Manufacture or Commercialization of any Licensed Antibodies or Licensed Products in the Field in the Territory.

2.1.2    Diligence. From and after the end of the Phase 1 Option Term, and subject to the terms and conditions of this Agreement (including Sections 2.2, 2.3, and 2.8), Celgene, itself and/or with or through its Affiliates, Sublicensees or other Third Parties, will use Commercially Reasonable Efforts to (i) [***], and (ii) [***].

2.1.3    Celgene Progress Updates. During the Term until such time as Celgene has submitted a MAA for at least one Licensed Product in a Select Indication in the Territory, Celgene and Prothena shall meet at least [***] to discuss the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement. Such meeting shall be either in person or telephonically as agreed to by the Parties. In addition, during the Term until such time as Celgene has submitted an MAA for at least one Licensed Product for a Select Indication in the Territory, at least [***] (or more frequently as agreed to by the Parties), Celgene shall submit to Prothena a written report summarizing the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement since the last report.

2.2    Regulatory.

2.2.1    Regulatory Materials.

(a)    Subject to Section 2.3, and subject further to Section 2.6.1(b) of the Master Collaboration Agreement with respect to the Licensed Program, until the end of the Phase 1 Option Term for the Licensed Program (the “Transfer Date”), Prothena shall have the right, in consultation with Celgene, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development and Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and to interact with Regulatory Authorities in connection with the Development and Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder. Prothena will provide Celgene with a reasonable opportunity to comment substantively on all material Regulatory Materials prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Celgene, including with respect to filing

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strategy. In addition, Prothena will allow Celgene or its representative to attend any and all meetings with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority.

(b)    Subject to Section 2.3, after the Transfer Date, Celgene shall have the right, in consultation with Prothena, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development, Manufacture and Commercialization of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and to interact with Regulatory Authorities in connection with the Development, Manufacture and Commercialization of any Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder. Celgene will provide Prothena with a reasonable opportunity to comment substantively on all material Regulatory Materials, but only if such Regulatory Materials directly impact regulatory matters with respect to Licensed Program Antibodies and/or Licensed Program Products outside the Territory, prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Prothena, including with respect to filing strategy. In addition, Celgene will allow Prothena or its representative to attend any and all meetings with Regulatory Authorities with respect to Licensed Program Antibodies and/or Licensed Program Products in the Territory to the extent such attendance is not prohibited or limited by such Regulatory Authority, but only if such meeting directly impact regulatory matters with respect to Licensed Program Antibodies and/or Licensed Program Products outside the Territory.

2.2.2    Safety Information. Prior to the Transfer Date, Prothena shall have the right to report all safety information to Regulatory Authorities with respect to the Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and shall promptly provide Celgene with all information concerning the pharmaceutical safety of Licensed Program Antibodies and/or Licensed Program Products in the Territory. After the Transfer Date, Celgene shall have the right to report all safety information to Regulatory Authorities with respect to the Licensed Program Antibodies and/or Licensed Program Products in the Territory hereunder, and shall promptly provide Prothena with all such information concerning the pharmaceutical safety of Licensed Program Antibodies and/or Licensed Program Products in the Territory.

2.2.3    Step-In Right of Celgene. In the event that Prothena does not undertake any activities allocated to Prothena in the provisions of Section 2.2.1 or 2.2.2 in any respect, then, upon written notice from Celgene to Prothena, Celgene (or its designee) shall have the right to do so, and Prothena shall provide Celgene with reasonable assistance in connection therewith.

2.2.4    Right of Reference; Access to Data. Celgene (and its designees) shall have, and Prothena (on behalf of itself and its Affiliates) hereby grants to Celgene (and its designees), access and a right of reference (without any further action required on the part of Prothena or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all Regulatory Materials with respect to the Licensed Program Antibodies and/or Licensed Program Products in the Territory that are Controlled by Prothena (or its Affiliates) and all data contained or referenced in any such Regulatory Materials for Celgene (and its designees) solely to the extent necessary for Celgene to exercise its rights and perform its obligations hereunder.

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2.2.5    Additional Regulatory Activities by Celgene. For the avoidance of doubt, without limiting any other rights or remedies of Celgene, Celgene shall have the right to undertake any regulatory activities, including to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the Development, Manufacture and Commercialization of any Licensed Antibodies and/or Licensed Products in the Territory hereunder, and to interact with Regulatory Authorities in connection with the Development, Manufacture and Commercialization of any Licensed Antibodies and/or Licensed Products in the Territory hereunder, to the extent such activities are not performed by Prothena.

2.2.6    Pharmacovigilance. At the written request of Celgene, within [***] ([***]) days after such request, Prothena and Celgene (or its designee(s)) will enter into a pharmacovigilance agreement in order to, among other things, coordinate safety matters and share of safety information with respect to Licensed Products.

2.3    Prothena Ongoing Activities in Support of Licensed Program.

2.3.1    Prothena Ongoing Program Activities. Notwithstanding the provisions of Section 2.1.1 or Section 2.2.1, Prothena shall have the right to continue to conduct Development activities (and related activities, including as set forth in Section 2.5.1(b)(iv) of the Master Collaboration Agreement with respect to the Licensed Program) for the Licensed Program under, and in accordance with, the Master Collaboration Agreement, through the first to occur of (i) the end of the Phase 1 Option Term for the Licensed Program, or (ii) Celgene’s exercise of the Celgene Phase 1 Portion Participation Right; provided, however, that if thereafter, in the event that Prothena desires to conduct any Development activities (or related activities) in the Territory that are not set forth in the Master Collaboration Agreement or this Agreement, Prothena may only conduct such activities to the extent requested by Celgene in writing, or otherwise with the prior written consent of Celgene.

2.3.2    Transition Supply. If Prothena was supplying (or having supplied) any Licensed Antibody and/or Licensed Product for any Clinical Trial(s) or other Development activities conducted with respect to the Licensed Program under the Master Collaboration Agreement, then, at Celgene’s written request, Prothena will be responsible for supplying, and shall supply, to Celgene (or its designee) Licensed Antibody(ies) and/or Licensed Product(s), for use in Development by or on behalf of Celgene hereunder for a period not to exceed [***] ([***]) [***] (or such longer period of time as agreed to by the Parties), as and to the extent requested by Celgene; provided that Celgene shall pay to Prothena a reasonable, fair value cost for such supply, which cost shall be negotiated in good faith and agreed to by the Parties prior to such supply. In such case, at the request of Celgene, the Parties shall negotiate in good faith and enter into an appropriate supply agreement (including a quality agreement) for Prothena to supply (or have supplied) Licensed Antibody and/or Licensed Product, as applicable, to Celgene (or its designee). Notwithstanding the foregoing, if Prothena has engaged a Third Party contract manufacturer for the supply of Licensed Antibodies and/or Licensed Products, and the agreement with such Third Party prohibits the supply to Celgene in accordance with the foregoing (provided that Prothena used good faith efforts not to include such prohibition during negotiations), then in lieu of the foregoing supply obligation, Prothena shall take such actions as reasonably requested by Celgene to facilitate the negotiations between Celgene and Prothena’s Third Party contract manufacturer of an appropriate supply agreement (including a quality agreement) for the supply of Licensed Antibody and/or Licensed Product, as applicable, to Celgene (or its designee).

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2.3.3    Other Continuing Development Activities. Without limiting the other obligations of Prothena hereunder (including as set forth in this Section 2.3), in the event that the Parties mutually agree in writing that Prothena or its Affiliates will conduct any other specific Development activities for Celgene after the Effective Date with respect to the Licensed Program (in addition to those set forth in the foregoing provisions of this Section 2.3) (the “Ongoing Prothena Development Activities”), then, in such case, the Parties shall negotiate in good faith and enter into a separate services agreement pursuant to which Prothena (or its Affiliates, as applicable) shall perform such Ongoing Prothena Development Activities.

Prothena’s obligations as set forth in the foregoing clauses 2.3.1 through 2.3.3, as applicable, are the “Prothena Ongoing Program Activities”.

2.4    Assistance; Technology Transfer. Prothena shall (and shall cause its Affiliates to) cooperate with Celgene (and its designees) and provide reasonable assistance to Celgene (and its designees) to enable Celgene (and its designees) to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products, as and to the extent requested reasonably by Celgene, including (i) conducting a technology transfer to Celgene with respect to the Licensed Program Know-How and Prothena Licensed Collaboration Know-How, (ii) providing Celgene (and its designees) reasonable assistance with respect to regulatory and Manufacturing transition matters related to Licensed Antibodies and Licensed Products and (iii) providing Celgene (and its designees) with reasonable access by teleconference or in-person (as requested by Celgene) to Prothena personnel (and personnel of its Affiliates and Third Party contractors) involved in the Development or Manufacture of Licensed Antibodies and Licensed Products to assist with the transition and answer questions related to Licensed Antibodies, Licensed Products and Diagnostic Products.

2.5    Covenant. Except as otherwise expressly permitted under this Agreement, commencing on the Effective Date until the end of the Term, Prothena shall not and shall cause its Affiliates not to (a) assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, any [***] (collectively, the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not conflict with, be inconsistent with or adversely affect in any respect any of the rights or licenses granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to any Licensed Program Assets if such license or grant could conflict with, be inconsistent with or adversely affect in any respect any of the rights or licenses granted to Celgene hereunder, or (c) [***] the Licensed Program Assets to any Third Party if such [***] could impair or conflict in any respect with any of the rights or licenses granted to Celgene hereunder.

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2.6    Other Antibodies and Products Developed by Celgene. Notwithstanding anything to the contrary contained herein, if Celgene (or any of its Affiliates), alone or with any Third Party, determines to Develop, Manufacture or Commercialize any Antibodies (or any product containing an Antibody), other than Licensed Antibodies or Licensed Products, then Celgene may do so in its sole discretion, without any obligations to Prothena with respect thereto, and Prothena shall have no rights in connection therewith, provided that Celgene’s or its Affiliates’ conduct of any such activities shall not modify or obviate Celgene’s obligations under this Agreement.

2.7    Non-Exercise of Phase 1 Option for Licensed Program. In the event that Celgene does not exercise its Phase 1 Option for the Licensed Program in accordance with the Master Collaboration Agreement prior to the end of the Phase 1 Option Term for the Licensed Program, and Prothena desires (itself or with or through a Third Party) to continue the Development of the Licensed Program Antibodies and Licensed Program Products in the Field in the Territory, then at the written request of Prothena, Celgene shall discuss in good faith the terms under which Celgene may be willing to grant rights to Prothena under the Prothena IP for Prothena (itself or with or through a Third Party) to continue the Development of the Licensed Program Products in the Field in the Territory (including the Manufacture of Licensed Program Antibodies and Licensed Program Products in connection therewith), and to thereafter Commercialize Licensed Program Antibodies and Licensed Program Products in the Field in the Territory; provided that, for the avoidance of doubt, the provisions of Article 5 (other than Section 5.7) shall not apply with respect to any such activities.

2.8    No Global License Agreement. For the avoidance of doubt, in the event that Celgene does not exercise its Phase 1 Option for the Licensed Program for the Licensed Program, this Agreement shall remain in full force and effect unless and until this Agreement expires or is otherwise terminated in accordance with the terms hereof.

ARTICLE 3.

ANTITRUST AND COMPETITION LAW COMPLIANCE

3.1    Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement, and such provisions shall apply to this Agreement as if set forth directly herein, mutatis mutandis.

ARTICLE 4.

EXCLUSIVITY

4.1    Prothena Exclusivity. During the Term, Prothena shall not and shall ensure that its Affiliates shall not, anywhere in the world: (i) alone or with or through any Third Party, research [***], Develop, Manufacture or Commercialize (a) the Licensed Target or any Competing Compound, or (b) any diagnostic product intended for use, or Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with, any Competing Compound), in each case, other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.3; (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities

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in the foregoing clause (i), other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.3; or (iii) transfer, assign, convey or otherwise sell (a) any Competing Compound or any diagnostic product intended for use, or (b) Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with, any Competing Compound). As used herein, the term “Competing Compound” means [***].

4.2    Prothena Exception for Active Immunotherapeutic Approaches.

4.2.1    Exception for Active Immunotherapeutic Approaches. Notwithstanding the provisions of Section 4.1, but subject to the provisions of Section 5.3.2, Prothena and its Affiliates (themselves, but not with or through any Third Parties) may conduct research, development, manufacture and commercialization of Active Immunotherapeutic Approaches outside of this Agreement; provided that no Licensed Antibodies or Licensed Products are utilized in the conduct of any such activities (including no use of a Licensed Antibody or Licensed Product for an Active Immunotherapeutic Approach). As used herein, “Active Immunotherapeutic Approaches” means [***].

4.2.2    Celgene Right of First Negotiation. During the Term, in the event that Prothena or its Affiliates intends to, directly or indirectly, sublicense, assign, transfer, convey or grant other rights, however structured, to a Third Party with respect to any Active Immunotherapeutic Approaches (including any rights with respect to the Development or Commercialization of any Active Immunotherapeutic Approaches (each, a “Grant”), [***] will [***]. [***] will [***] (a “[***]”). If [***], [***] will [***] which [***] will [***].    If [***], the Parties will [***]. Until [***] or the [***], as applicable, [***]. If [***] that it [***] [***], then [***]. For the avoidance of doubt, this Section 4.2.2 [***]. For clarity, [***].

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4.3    Master Collaboration Agreement. For the avoidance of doubt, the provisions of this Article 4 shall not limit in any way the provisions of Article 5 of the Master Collaboration Agreement.

4.4    Celgene Exclusivity.

4.4.1    Celgene Exclusivity. If Celgene does not exercise the Phase 1 Option for the Licensed Program prior to the end of the Phase 1 Option Term, then, for a period of five (5) years following the expiration of such Phase 1 Option Term (the “Celgene Exclusivity Term”), neither Celgene nor its Affiliates will, anywhere in the Territory, alone or with or through any Third Party, either (a) sell any Competing Antibody that has an approved label for treatment of an Indication for which Celgene or its Affiliates has conducted a Registration Enabling Clinical Trial for a Licensed Product hereunder (as set forth in the protocol for such Registration Enabling Clinical Trial) or (b) conduct a Registration Enabling Clinical Trial for any Competing Antibody for treatment of an Indication (as set forth in the protocol for such Registration Enabling Clinical Trial) for which Celgene has conducted a Registration Enabling Clinical Trial for a Licensed Product hereunder (as set forth in the protocol for such Registration Enabling Clinical Trial) (provided that, for the avoidance of doubt, this Section 4.4.1 shall not prohibit (i) use of an Competing Antibody as a comparator in a Registration Enabling Clinical Trial or (ii) Celgene or any of its Affiliates providing proprietary products (that are not Competing Antibodies) to a Third Party for such Third Party’s use in a clinical trial of Competing Antibodies), in each case of (a) and (b), other than Celgene’s exercise of its rights and performance of its obligations with respect to Licensed Antibodies and Licensed Products pursuant to this Agreement (including engaging Third Party subcontractors to perform the such rights and obligations in accordance with this Agreement). As used herein, the term “Competing Antibody” means any Antibody that Targets the Licensed Target, including any product that incorporates any such Antibody; provided that Competing Antibody shall not include (a) any Antibody (or any product that incorporates any such Antibody) that was Developed or Commercialized by or on behalf of Celgene or any of its Affiliates prior to the Effective Date or (b) any Related Antibodies, or other improvements or modifications, to the Antibody in the foregoing clause (a) or products that incorporate such Related Antibodies or improvements or modifications.

4.4.2    Exceptions for Change of Control. Notwithstanding the provisions of Section 4.4.1, if during the Celgene Exclusivity Term, Celgene (or any of its Affiliates) undergoes a Change of Control with a Third Party who (itself or through any of its affiliates existing prior to

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the date of the Change of Control) owns or has rights to a Competing Antibody (but excluding any Licensed Antibody or Licensed Product) that is in ongoing clinical development or being commercialized by such Third Party (or its affiliate) as of the date of the Change of Control (a “Celgene Acquired Competing Antibody”), then Celgene and its Affiliates (including the acquiring Person in the Change of Control (and such acquiring Person’s affiliates)) shall not be in breach of the provisions of Section 4.4.1 as a result of [***]; provided that (i) such activities are conducted independently of the activities of this Agreement and without use of any Prothena IP ([***]) and (ii) no personnel who are conducting any Registration Enabling Clinical Trial activities pursuant to this Agreement are involved in the conduct of Registration Enabling Clinical Trial activities with respect to the Celgene Acquired Competing Antibody.

ARTICLE 5.

FINANCIAL TERMS

5.1    Option Exercise Fee. Subject to Section 3.2 of the Master Collaboration Agreement, the Parties acknowledge and agree that Celgene will pay the IND Option Exercise Fee (as defined in the Master Collaboration Agreement) for the Licensed Program in accordance with the Master Collaboration Agreement.

5.2    Royalties.

5.2.1    Licensed Product Royalties. Subject to the terms of this Section 5.2 (and subject further to Section 5.5), Celgene shall pay Prothena royalties on Annual Net Sales, on a Licensed Product-by-Licensed Product basis during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the applicable Licensed Product multiplied by the applicable royalty rate set forth below for such portion of Annual Net Sales during the applicable Royalty Term for each such Licensed Product, which royalties shall be paid in accordance with Section 5.2.7 (the “Per Licensed Product Annual Net Sales”). For clarity, the royalties (and royalty tiers) shall be calculated separately on a Licensed Product-by-Licensed Product basis.

Per Licensed Product Annual Net Sales for a Given Licensed Product in a Given Calendar Year	Royalty Rate
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

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Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%

The applicable royalty rate set forth in the table above will apply only to that portion of the Per Licensed Product Annual Net Sales of a given Licensed Product during a given Calendar Year that falls within the indicated range. For clarity, (i) if no royalty is payable on a given unit of Licensed Product (e.g., following the Royalty Term for such Licensed Product), then the Net Sales of such unit of Licensed Product shall not be included for purposes of determining the royalties or royalty tiers and (ii) Net Sales of a given Licensed Product will not be combined with Net Sales of any other Licensed Product for purposes of determining the foregoing royalties or royalty tiers. Only one royalty shall be payable by Celgene to Prothena for each sale of a Licensed Product.

By way of example, if Per Licensed Product Annual Net Sales of a given Licensed Product by Celgene, its Affiliates and Sublicensees were $[***] for a given Calendar Year, then the royalties payable with respect to such Per Licensed Product Annual Net Sales for such Licensed Product for such Calendar Year, subject to adjustment as set forth in this Section 5.2, would be: [***].

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5.2.2    Royalty Term. Celgene’s royalty obligations to Prothena under Section 5.2.1 shall apply on a Licensed Product-by-Licensed Product basis in the Territory only during the applicable Royalty Term for such Licensed Product. Following expiration of the applicable Royalty Term for a given Licensed Product, as applicable, no further royalties will be payable in respect of sales of such Licensed Product in the Territory and thereafter the license granted to Celgene hereunder with respect to such Licensed Product will automatically become fully paid-up, perpetual, irrevocable and royalty-free.

5.2.3    Reductions.

(a)    Reductions for No Valid Claim. The royalty amounts payable with respect to Per Licensed Product Annual Net Sales shall be reduced on a Licensed Product-by-Licensed Product basis, to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 5.2.1 during any portion of the applicable Royalty Term in which both: (i) [***] and (ii) [***].

(b)    Royalty Reduction for Biosimilar Product. If, on a Licensed Product-by-Licensed Product and Calendar Quarter-by-Calendar Quarter basis in the Territory,

(i)    [***]; or

(ii)    [***];

then the royalties payable with respect to Per Licensed Product Annual Net Sales of such Licensed Product pursuant to Section 5.2.1 during such Calendar Quarter shall be reduced to [***], of the royalties otherwise payable pursuant to Section 5.2.1. [***].

5.2.4    Royalty Offset for Third Party Payments. If Celgene (or any of its Affiliates or Sublicensees) obtains a right or license under intellectual property of a Third Party (whether prior to, or after, the Effective Date), where the research, development, making, using, selling, offering for sale, or importing of any Licensed Product (or any Licensed Antibody contained in such Licensed Product) by or on behalf of Celgene (or any of its Affiliates or Sublicensees) would result in a payment to such Third Party, then Celgene may deduct from the royalty payments that would otherwise have been due under Section 5.2.1 with respect to Per Licensed Product Annual Net Sales in a particular Calendar Quarter, an amount equal to [***] percent ([***]%) of [***]

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[***] (“Celgene Third Party Payments”) during such Calendar Quarter. Notwithstanding the foregoing, in no event shall the royalties payable on Per Licensed Product Annual Net Sales be reduced by more than [***] percent ([***]%) in any Calendar Quarter by operation of this Section 5.2.4; [***].

5.2.5    Cumulative Effect of Royalty Reductions and Offsets. In no event shall the royalty reductions and offsets described in Sections 5.2.3(a), 5.2.3(b) and 5.2.4, alone or together, reduce the royalties payable by Celgene for a given Calendar Quarter pursuant to Section 5.2.1 to less than [***] percent ([***]%) of the amounts otherwise payable by Celgene for a given Calendar Quarter pursuant to Section 5.2.1. [***]

5.2.6    Compulsory Licenses. If a compulsory license is granted to a Third Party with respect to a Licensed Product in the Territory with a royalty rate lower than the royalty rate provided by Section 5.2.1 (as adjusted pursuant to Section 5.2.3), then the royalty rate to be paid by Celgene on Per Licensed Product Annual Net Sales under Section 5.2.1 shall be reduced [***].

5.2.7    Payment of Royalties. Celgene shall: (a) within [***] ([***]) days following the end of each Calendar Quarter in which a royalty payment pursuant to Section 5.2.1 accrues, provide to Prothena a report specifying for such Calendar Quarter (i) the number of Licensed Products sold that are subject to such royalty, (ii) the Per Licensed Product Annual Net Sales that are subject to such royalty, (iii) the applicable royalty rate under this Agreement, (iv) the royalty calculation and royalties payable in U.S. Dollars and (v) any reduction to the royalty applied by Celgene pursuant to any one or more of Sections 5.2.3 and 5.2.4; and (b) make the royalty payments owed to Prothena hereunder in accordance with such royalty report in arrears, within [***] ([***]) days from the end of the Calendar Quarter in which such payment accrues.

5.3    Regulatory Milestones.

5.3.1    Regulatory Milestones. Subject to the terms of this Section 5.3 (and subject further to Section 5.5), Celgene will notify Prothena within [***] ([***]) days following the first achievement by Celgene under this Agreement and after the Effective Date of each milestone event described below in this Section 5.3 with respect to the first (and only the first) Licensed Product to achieve such milestone event under this Agreement, and Celgene shall

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thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.3.2 (each, a “Regulatory Milestone Payment”):

Regulatory Approval Milestone Event	Regulatory Milestone Payment
1. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in the U.S. issued by the FDA; [***] (the “First U.S. Approval Milestone”)	[***] Dollars ($[***])

2. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in the U.S. issued by the FDA; [***]	[***] Dollars ($[***])

Each of the foregoing milestones in this Section 5.3.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of Licensed Products achieving the applicable milestone event (i.e., a maximum of two (2) Regulatory Milestone Payments may be made pursuant to this Section 5.3.1), and no Regulatory Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event. For the avoidance of doubt, the maximum amount payable by Celgene pursuant to this Section 5.3.1 is Ninety Million Dollars ($90,000,000) assuming that each of the milestone events in this Section 5.3.1 were achieved.

5.3.2    Invoice and Payment of Regulatory Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Regulatory Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Regulatory Milestone Payment, and Celgene shall pay such Regulatory Milestone Payment within [***] ([***]) days after receipt of the invoice therefor.

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5.4    Sales Milestones.

5.4.1    Sales Milestones. Subject to the terms of this Section 5.4 (and subject further to Section 5.5), Celgene will notify Prothena within [***] ([***]) days after the end of the Calendar Quarter during which a given milestone event described below in this Section 5.4 was first achieved by Celgene under this Agreement and after the Effective Date with respect to the Licensed Products, and Celgene shall thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.4.2 (each, a “Sales Milestone Payment”):

Sales Milestone Event	Sales Milestone Payment
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])

Each of the foregoing milestones in this Section 5.4.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of times the applicable milestone event was achieved (i.e., a maximum of four (4) Sales Milestone Payments may be made pursuant to this Section 5.4.1), and no Sales Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event. For the avoidance of doubt, the maximum amount payable by Celgene pursuant to this Section 5.4.1 is Three Hundred Seventy-Five Million Dollars ($375,000,000) assuming that each of the milestone events in this Section 5.4.1 were achieved.

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5.4.2    Invoice and Payment of Sales Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Sales Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Sales Milestone Payment, and Celgene shall pay such Sales Milestone Payment within [***] ([***]) days after receipt of the invoice therefor.

5.5    Additional Payment Terms.

5.5.1    Currency. All payments hereunder shall be made in U.S. Dollars by wire transfer to a bank designated in writing by Prothena. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with Accounting Standards and Celgene’s normal practices used to prepare its audited financial statements for internal and external reporting purposes.

5.5.2    Taxes; Withholding.

(a)    Generally. Each Party will pay any and all income taxes levied on account of all payments it receives under this Agreement except as otherwise provided in this Section 5.5.2.

(b)    Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law. The Party that is required to make such withholding (the “Paying Party”) will (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice shall include an explanation of the reason for and the calculation of the proposed deduction or withholding and shall be given before such deduction or withholding is required in order for such Payee Party to obtain reduction of or relief from such deduction or withholding). Each Party agrees to reasonably cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.5.2(b) are reduced in amount to the fullest extent permitted by Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”)) in connection with this Agreement.

(c)    Tax Gross-Up. Notwithstanding the foregoing, if (a) any Party redomiciles, assigns its rights or obligations or extends its rights under this Agreement, (b) as a result of such redomiciliation, assignment or extension, such Party (or its assignee) is required by Applicable Law to [***] or such redomiciliation, assignment or extension results in [***], and (c) such [***] exceed the amount of [***] that would have been applicable but for such redomiciliation, assignment or extension, then any such amount payable shall [***]

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[***] so that, after making all required [***], as the case may be, the Payee Party (or its assignee) [***]. The [***] (A) [***] to the extent such [***] but for [***], and (B) [***]. For purposes of the preceding sentence, “Tax Benefit” shall mean any cash refund or credit for Taxes resulting in a reduction in the amount of Taxes otherwise owed by the Payee Party as a result of [***] relating to payments by the Paying Party, as reasonably determined by Payee Party. Solely for purposes of this Section 5.5.2(c), a Party’s “domicile” shall include its jurisdiction of incorporation or tax residence and a “redomiciliation” shall include a reincorporation or other action resulting in a change in tax residence of the applicable Party or its assignee, or resulting in the attribution of any amounts payable to a branch or permanent establishment located outside the country of tax residence of the applicable Party or its assignee

(d)    Tax Documentation. Prothena has provided a properly completed and duly executed IRS Form W-8BEN-E to Celgene. Prior to the receipt of any payment under this Agreement, each recipient Party (and any other recipient of payments under this Agreement) shall, to the extent it is legally permitted to, provide to the other Party, at the time or times reasonably requested by such other Party or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9 or foreign equivalents) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes

5.5.3    Other U.S. License Agreements. For the avoidance of doubt, a Licensed Product hereunder will only be eligible for milestone and royalty payments under this Agreement, and shall not be eligible for, or counted towards, milestone or royalty payments under any other U.S. License Agreement (i.e., a given Licensed Product will be eligible for, and counted towards, milestone and royalty payments only under one U.S. License Agreement).

5.6    Records Retention by Celgene; Review by Prothena.

5.6.1    Records. With respect to royalty and milestone payments to be made under Sections 5.2 or 5.4 of this Agreement, Celgene agrees to keep and shall procure that its Affiliates keep, for at least [***] ([***]) years from the end of the Calendar Year to which they pertain, complete and accurate records of sales by Celgene or its Affiliates (including sales by Sublicensees), as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the payments made hereunder to be confirmed.

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5.6.2    Review. Subject to the other terms of this Section 5.6.2, during the Term, at the request of Prothena, which shall not be made more frequently than [***], upon at least [***] ([***]) days’ prior written notice from Prothena, [***], Celgene shall permit an independent, nationally-recognized certified public accountant selected by Prothena and reasonably acceptable to Celgene to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 5.6.1; provided that such audit right shall not apply to records beyond [***] ([***]) years from the end of the Calendar Year to which they pertain. In every case the accountant must have previously entered into a confidentiality agreement with both Parties having confidentiality obligations and non-use obligations no less restrictive than those set forth in Article 7 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to Section 5.6.1. Results of any such review shall be binding on both Parties absent manifest error. The accountant shall report to Prothena only whether the particular amount being audited was accurate, and if not, the amount of any discrepancy, and the accountant shall not report any other information to Prothena. Prothena shall treat the results of any such accountant’s review of Celgene’s records as Confidential Information of Celgene subject to the terms of Article 7. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties or Sales Milestone Payments by Celgene, then (a) Celgene or Prothena as applicable shall promptly pay (or refund, as applicable) the other Party the amount of such deficiency or overpayment, as applicable, and (b) if such deficiency is by more than the greater of (i) [***] or (ii) [***], Celgene shall, within [***] ([***]) days after receipt of an invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by Prothena for the independent accountant in connection with the review.

5.6.3    Records Final. Upon the expiration of [***] ([***]) years following the end of a given Calendar Year, subject and without prejudice to the determination of any review commenced prior to such [***] pursuant to Section 5.6.2, the calculation of royalties and Sales Milestone Payments payable with respect to such Calendar Year shall be binding and conclusive upon Prothena, and Celgene (and its Affiliates) shall be released from any liability or accountability with respect to such royalties for such Calendar Year.

5.7    Prothena Third Party Agreements. Notwithstanding anything to the contrary herein, Prothena shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any agreements between Prothena (or any of its Affiliates) and any Third Party (including under any In-License Agreement or other Existing Program Agreement), which costs or payments arise in connection with, or as a result of, the activities hereunder, including the Development, Manufacture or Commercialization of Licensed Antibodies or Licensed Products.

5.8    Diagnostic Products. Notwithstanding anything to the contrary contained herein, [***].

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5.9    Additional Provisions. Notwithstanding anything to the contrary herein, the terms and provisions of this Article 5 are subject to Section 11.7 of the Master Collaboration Agreement and Sections 10.9 and 10.12 of this Agreement.

ARTICLE 6.

LICENSES; INTELLECTUAL PROPERTY

6.1    License to Celgene. Subject to the terms and conditions of this Agreement, Prothena hereby grants to Celgene an exclusive right and license, with the right to grant sublicenses (through multiple tiers), under the Prothena IP to research, develop (including Develop), make (including Manufacture), have made (including have Manufactured), use, offer for sale, sell, import, Commercialize and otherwise exploit Licensed Antibodies and Licensed Products, including Diagnostic Products, in the Field in the Territory.

6.2    License to Celgene for Other Targets. In the event that, during the Term, Celgene modifies a Licensed Program Antibody in the course of its Development activities hereunder such that such Licensed Program Antibody specifically binds to a target other than (i) the Licensed Target or (ii) any other Collaboration Target (e.g., a bispecific antibody), then, at the request of Celgene, Celgene and Prothena shall negotiate in good faith a license under intellectual property of Prothena or its Affiliates, as applicable, that is specific to such other target or Antibodies to such other target.

6.3    Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement. In addition, Prothena retains the right to perform the Prothena Ongoing Program Activities in accordance with this Agreement.

6.4    No Implied Licenses. Except as explicitly set forth in this Agreement, the Master Collaboration Agreement, any other U.S. License Agreement or any Global License Agreement, neither Party shall be deemed by estoppel or implication to have granted to the other Party any license or other right to any intellectual property of such Party.

6.5    Insolvency. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of Prothena due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by Prothena to Celgene are and shall otherwise be deemed to be licenses of rights to “intellectual property”. The Parties agree that Celgene, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against Prothena, Celgene shall be entitled to a complete duplicate of or complete access to (as Celgene deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Celgene (i) upon any such commencement of a bankruptcy proceeding (or other Insolvency Event) upon written request therefore by Celgene, unless Prothena elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Prothena, then upon written request therefore by Celgene. The provisions of this Section 6.5 shall be (1) without prejudice to any rights Celgene may have arising under any applicable insolvency statute or other Applicable Law and (2) effective only to the extent permitted by Applicable Law.

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6.6    Ownership.

6.6.1    Inventorship. Notwithstanding the provisions of Section 11.7.1, inventorship of Know-How shall be determined by application of U.S. patent law pertaining to inventorship, and, except as provided for in Sections 6.6.2, 6.6.3 and 6.6.4, ownership of Know-How shall be determined by inventorship.

6.6.2    Ownership of Collaboration IP and Celgene IP.

(a)    Prothena. As between the Parties (including their respective Affiliates), Prothena will retain all right, title and interest in and to all Prothena Licensed Collaboration IP, except to the extent that any such rights are licensed or granted to Celgene under this Agreement or the Master Collaboration Agreement. Prothena shall [***] that all Patents, Know-How and other intellectual property (other than Licensed Program IP and Celgene IP, if any) utilized in the performance of the Licensed Program under the Master Collaboration Agreement falls within the Prothena Licensed Collaboration IP and is and remains during the Term Controlled by Prothena such that Prothena has the full rights to grant the rights and licenses to the Prothena Licensed Collaboration IP to Celgene hereunder (including that such Patents, Know-How and other intellectual property remains unencumbered such that Prothena is able to grant such rights and licenses to Celgene).

(b)    Celgene. As between the Parties (including their respective Affiliates), Celgene (or its Affiliate) will retain all right, title and interest in and to all Celgene IP, including all rights to Prosecute and Maintain, and enforce any such Celgene IP, and no rights or licenses are granted to Prothena hereunder with respect to any Celgene IP.

6.6.3    Ownership of Licensed Program IP.

(a)    Prothena. As between the Parties (including their respective Affiliates), Prothena will solely own and Control all Licensed Program IP. Celgene shall, and hereby does, assign to Prothena all of Celgene’s interest in any and all Licensed Program Know-How that falls within Section 1.47(a)(iii) and all Licensed Program Patents claiming such Licensed Program Know-How. Celgene shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence. As between the Parties (and their respective Affiliates) and any Third Party, Prothena will solely own and Control all Licensed Program IP; provided that if (a) [***] and (b) [***].

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(b)    If any Licensed Program IP is created, conceived, discovered, first generated, invented, first made or first reduced to practice pursuant to the Master Collaboration Agreement by any Third Party that is in contractual privity with or otherwise engaged by Prothena or its Affiliates, Prothena [***] include in such agreement with such Third Party an obligation to [***] to Prothena [***] such Licensed Program IP to enable Prothena to grant to Celgene a license thereunder as provided in this Agreement for the duration of this Agreement.

6.6.4    Joint IP. The Parties shall each own an equal, undivided interest in: (a) any and all Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, jointly by or on behalf of Prothena or its Affiliates, on the one hand, and Celgene or its Affiliates, on the other hand, pursuant to the conduct of activities under this Agreement at any time during the Term (the “Joint Know-How”), and (b) any Patents that claim any Joint Know-How (the “Joint Patents”, together with Joint Know-How the “Joint IP”). Each Party shall assign, and hereby assigns, to the other Party, a joint equal and undivided interest in and to such Joint IP (provided, however, that for clarity, the foregoing joint ownership rights with respect to Joint IP shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement), and at the request of a Party, the other Party will execute such documents (including any necessary assignments) to effect such joint ownership of such Joint IP. Each Party shall have the right to disclose (except as otherwise set forth in Section 7.2) and exploit the Joint IP without a duty of seeking consent or accounting to the other Party except as expressly provided in this Agreement; provided that, such rights shall be subject to the rights and licenses granted to Celgene and Prothena hereunder (or under the Master Collaboration Agreement, any Global License Agreement or any other U.S. License Agreement), including the obligations of Prothena as set forth in Article 4.

6.7    Patent Liaisons. Prior to the end of the Phase 1 Option Term for the Licensed Program, the Patent Committee under the Master Collaboration Agreement shall remain established, and shall continue to perform the functions set forth in Section 4.3 and Article 7 of the Master Collaboration Agreement with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents. Following the end of the Phase 1 Option Term for the Licensed Program, the Patent Committee under the Master Collaboration Agreement shall no longer oversee or review any matters with respect to the Prothena Licensed Collaboration Patents or Licensed Program Patents, and promptly following the end of the Phase 1 Option Term for the Licensed Program, each Party shall appoint an individual to act as a patent liaison for such Party pursuant to this Agreement (each, a “Patent Liaison”). The Patent Liaisons shall be the primary point of contact for the Parties regarding intellectual property-related activities and matters contemplated by this Agreement, as and to the extent requested by Celgene from time to time. The name and contact information for each Party’s Patent Liaison, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 11.2.

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6.8    Prosecution and Maintenance of Prothena Licensed Collaboration Patents and Licensed Program Patents.

6.8.1    Prior to End of the Phase 1 Option Term. Prior to the expiration of the Phase 1 Option Term for the Licensed Program, the provisions of Section 7.7 of the Master Collaboration Agreement shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.

6.8.2    Following Phase 1 Option Term. Following the expiration of the Phase 1 Option Term for the Licensed Program, the provisions of this Section 6.8.2 shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.

(a)    [***] First Right. Subject to Section 6.8.2(b), [***] shall be required to, and shall, Prosecute and Maintain the Prothena Licensed Collaboration Patents and Licensed Program Patents in the Territory. All such Prosecution and Maintenance by [***] shall be through patent counsel reasonably acceptable to [***]. [***] shall keep [***] informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. [***] shall also provide [***] with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Prothena Licensed Collaboration Patents and Licensed Program Patents prior to taking material actions (including the filing of initial applications), and will in good faith incorporate any comments made by and actions recommended in good faith by [***], provided, however, that [***] provides its comments reasonably in advance of any applicable filing deadlines.

(b)    [***] Back-Up Right. If [***] in the Territory decides not to file a Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent, or intends to allow such Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with [***] of such decision or intention at least [***] ([***]) days prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, and [***] shall thereupon have the right (but not the obligation) upon written notice to [***] to assume the Prosecution and Maintenance thereof at [***] expense with counsel of its choice ([***]). For clarity, the provisions of this Section 6.8.2(b) shall not limit Prothena’s obligations to Prosecute and Maintain the Prothena Licensed Collaboration Patents and Licensed Program Patents in the Territory as set forth in Section 6.8.2(b).

(c)    Cooperation in Prosecution and Maintenance.

(i)    Further Assurances. If Celgene determines to undertake the Prosecution and Maintenance of a Prothena Licensed Collaboration Patent or Licensed Program Patent in accordance with this Section 6.8.2, Prothena agrees to make its employees, agents and consultants reasonably available to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance. In addition, Prothena shall (and shall cause its Affiliates and its and their employees, agents and consultants

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to) provide reasonable assistance to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance, including by executing powers of attorney and other documents for Celgene to undertake such Prosecution and Maintenance.

(ii)    Assistance. The Parties shall reasonably cooperate with one another with respect to the Prosecution and Maintenance of the Prothena Licensed Collaboration Patents and Licensed Program Patents for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 6.8.2. [***], the Parties shall cooperate with one another to [***], in each case that are applicable to the Licensed Target or Licensed Program Antibody, as applicable, if practicable to [***].

(d)    Costs of Prosecution and Maintenance. Except as otherwise expressly set forth in this Section 6.8.2, each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.8.2 with respect to Prothena Licensed Collaboration Patents and Licensed Program Patents for which it is responsible pursuant to Sections 6.8.2(a) or 6.8.2(b), as applicable. Notwithstanding the foregoing provisions of this Section 6.8.2, [***]. If any Prothena Licensed Collaboration Patents or Licensed Program Patents claim or cover [***] and such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, is [***], and [***] for the Prosecution and Maintenance of such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, pursuant to Section [***] shall [***].

6.9    Enforcement of Prothena Licensed Collaboration Patents and Licensed Program Patents.

6.9.1    Prior to the end of the Phase 1 Option Term. Prior to the end of the Phase 1 Option Term for the Licensed Program, the provisions of Section 7.7 of the Master Collaboration Agreement shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.

6.9.2    Following Phase 1 Option Term. Following the end of the Phase 1 Option Term for the Licensed Program, the provisions of this Section 6.9.2 shall apply with respect

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to the Prothena Licensed Collaboration Patents and Licensed Program Patents in the Territory, and the provisions of Master Collaboration Agreement shall continue to apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents outside the Territory.

(a)    Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent, in the Territory (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws) including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable) such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.

(b)    [***] First Right. Subject to the remaining provisions of this Section 6.9.2, [***] shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding (which may include settlement or otherwise seeking to secure the abatement of such infringement) with respect to any infringement of any (i) Prothena Licensed Collaboration Patent or (ii) Licensed Program Patent, in each case other than a Prothena Platform Patent, (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws), including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable), by counsel of its own choice, in [***]’s own name [***] and under [***]’s direction and control, including the right to control the defense of any challenges to such Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions. Prothena retains all rights to enforce the Prothena Platform Patents against any actual or threatened infringement.

(c)    [***] Back-Up Right. If [***] determines not to institute an action or proceeding with respect to a given infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent pursuant to Section 6.9.2(b), it shall notify and consult with [***] of such decision, and, subject to the remaining provisions of this Section 6.9.2, [***] shall thereupon have the right (but not the obligation) to institute an action or proceeding with respect to such infringement of such Prothena Licensed Collaboration Patent or Licensed Program Patent, as applicable, at [***]’s expense with counsel of its choice. Notwithstanding the foregoing provisions of this Section 6.9.2(c), if [***] has any reasonable grounds for believing that [***]’s exercise of its backup enforcement right with respect to any Patent as set forth in this Section 6.9.2(c) [***], then [***] shall not be permitted to enforce such Patent without the prior consent of [***], in [***]’s discretion.

(d)    [***]. Notwithstanding the foregoing Sections 6.9.2(b) and 6.9.2(c), the Parties must agree in writing prior to either Party initiating any action or proceeding with respect to any infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent with respect to any [***].

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(e)    Joinder. In the case of any enforcement action or proceeding set forth in Section [***] controlled by Celgene, Prothena will (and will cause its Affiliates to) join any such action or proceeding as a party at Celgene’s expense (and Prothena will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Prothena may, at its option, participate in such enforcement action or proceeding at its own expense. In the case of any enforcement action or proceeding controlled by Prothena pursuant to Section [***], Celgene may, at its option, participate in such enforcement action or proceeding at its own expense. Celgene will join any such action or proceeding controlled by Prothena as a party at Prothena’s expense (and Celgene will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Celgene will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Celgene, and Prothena will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Prothena.

(f)    Consultation; Cooperation. The enforcing Party will keep the non-enforcing Party regularly informed of the status and progress of such enforcement efforts with respect to any Prothena Licensed Collaboration Patent or Licensed Program Patent, in each case other than a Prothena Platform Patent. The enforcing Party shall consult with the non-enforcing Party and will take comments of the non-enforcing Party into good faith consideration with respect to the infringement or claim construction of any claim in any such Prothena Licensed Collaboration Patent or Licensed Program Patent. The non-enforcing Party will provide to the enforcing Party reasonable cooperation in such enforcement, at such enforcing Party’s request and expense. In addition, Prothena shall (a) keep Celgene regularly informed of the status and progress of enforcement efforts with respect to any foreign counterparts of such Prothena Licensed Collaboration Patents and Licensed Program Patents and (b) consult with Celgene and will take comments of Celgene into good faith consideration with respect to the infringement or claim construction of any claim in any foreign counterparts of such Prothena Licensed Collaboration Patents and Licensed Program Patents.

(g)    Settlement. A settlement or consent judgment or other voluntary final disposition of a suit with respect to the Prothena Licensed Collaboration Patents or Licensed Program Patents, in each case other than a Prothena Platform Patent, under this Section 6.9.2 may be entered into without the consent of the Party not bringing suit; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party bringing suit under this Section 6.9.2 shall not, without the prior written consent of the Party not bringing suit, such consent not to be unreasonably withheld, (i) impose [***] liability or obligation on the Party not bringing suit or any of its Affiliates, (ii) conflict with [***] of the subject matter claimed in the applicable Prothena Licensed Collaboration Patents or Licensed Program Patents, (iii) [***], include the grant of any license, covenant or other rights to any Third Party that would conflict with [***] the rights or licenses granted to Celgene under this Agreement, the Master Collaboration Agreement, any Global License Agreement or any other U.S. License Agreement, or (iv) [***]

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[***].

(h)    Costs and Recoveries. Except as otherwise set forth in this Section 6.9.2, each Party shall bear all of its costs incurred in connection with its activities under this Section 6.9.2. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.9.2 to the extent related to any Prothena Licensed Collaboration Patents or Licensed Program Patents shall be shared as follows:

(i)    the amount of such recovery actually received by the Party controlling such action shall first be applied to reimburse costs and expenses incurred by each Party in connection with such action (including, for this purpose, [***] counsel); and

(ii)    any remaining proceeds shall be (A) for any action controlled by Celgene, retained by, or provided to, Celgene [***], and (B) for any action controlled by Prothena, retained by, or provided to, Prothena [***].

(i)    Biosimilar Applications. Notwithstanding the foregoing provisions of this Section 6.9.2, if either Party receives a copy of a Biosimilar Application referencing a Licensed Product, whether or not such notice or copy is provided under any Applicable Laws (including under the BPCIA, the United States Patient Protection and Affordable Care Act, or its successor provisions, or any similar provisions in a country outside the United States, as applicable), or otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing authorization (such as in an instance described in 42 U.S.C. §262(l)(2)), the remainder of this Section 6.9.2(i) shall apply. Such Party shall promptly, but in any event within [***] ([***]) Business Days, notify the other Party. The owner of the relevant Patents shall then seek permission to view the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. §262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, the Party receiving such communication or notice shall within [***] ([***]) Business Days notify the other Party of such communication or notice to the extent permitted by Applicable Laws. Regardless of the Party that is the “reference product sponsor,” as defined in 42 U.S.C. §262(l)(1)(A), for purposes of such Biosimilar Application:

(i)    [***] the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and any related confidential information pursuant to 42 U.S.C. §262(l)(1)(B)(ii).

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(ii)    In each case, after consulting with [***] and considering [***]’s comments in good faith, [***] shall have the right to (a) list any patents, including those Patents within the Prothena IP, as required pursuant to 42 U.S.C. §262(l)(3)(A) or 42 U.S.C. §262(l)(7), (b) respond to any communications with respect to such lists from the filer of the Biosimilar Application, (c) negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in 42 U.S.C. §262(l)(1), and (d) as to the Patents that will be subject to the litigation procedure as described in 42 U.S.C. §262(l)(4), decide which Patent or Patents shall be selected for litigation under 42 U.S.C. §262(l)(5)(B)(i)(II), and commence such litigation under 42 U.S.C. §262(l)(6). [***]

(iii)    [***] shall cooperate with [***]’s reasonable requests in connection with the foregoing activities to the extent required or permitted by Applicable Laws. [***] shall consult with [***] prior to identifying any Patents within the Prothena IP to a Third Party as contemplated by this Section 6.9.2(i). [***] shall consider in good faith advice and suggestions with respect thereto received from [***], and notify [***] of any such lists or communications promptly after they are made.

(iv)    Each Party shall within [***] ([***]) Business Days after receiving any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to 42 U.S.C. §262(l)(8)(A), notify the other Party. To the extent permitted by Applicable Law, [***] shall have the first right, but not the obligation, to seek an injunction against such commercial marketing as permitted pursuant to 42 U.S.C. §262(l)(8)(B) and to file an action for infringement. [***]. Except as otherwise provided in this Section 6.9.2(i), any such action shall be subject to the terms and conditions of Section 6.9.2(a) through 6.9.2(h).

(v)    The Parties recognize that procedures other than those set forth above in this Section 6.9.2(i) may apply with respect to Biosimilar Applications. In the event that the Parties determine that certain provisions of Applicable Laws in the United States apply to actions taken by the Parties with respect to Biosimilar Applications under this Section 6.9.2(i), the Parties shall comply with any such Applicable Laws (and any relevant and reasonable procedures established by Parties) in exercising their rights and obligations with respect to Biosimilar Applications under this Section 6.9.2(i). Notwithstanding the provisions of this Section 6.9.2(i), nothing in this Section 6.9.2(i) shall grant any rights to Prothena with respect to any Celgene IP.

6.10    Patent Term Extensions. Prothena shall reasonably cooperate with Celgene, including providing reasonable assistance to Celgene (including executing any documents as may reasonably be required), in efforts to seek and obtain patent term restoration or supplemental protection certificates or the like or their equivalents in the Territory, where applicable to Prothena Licensed Collaboration Patents or Licensed Program Patents or any other Patents Controlled by Celgene (or any of its Affiliates), in each case other than a Prothena Platform Patent, including as may be available to the Parties under the provisions of the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, in connection with any Licensed Product. In the event that elections with respect to obtaining such patent term restoration or supplemental protection certificates or the like or their equivalents are to be made in connection therewith, [***] shall have the right to make the election and [***]. Without limiting the foregoing, [***].

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6.11    Regulatory Data Protection. [***] (or its designee) shall have the sole right to list, with the applicable Regulatory Authorities in the Territory, all applicable Patents (including any Prothena Licensed Collaboration Patents or Licensed Program Patents) for any Licensed Product, including all so called “Purple Book” listings required under the U.S. Public Health Service Act, [***]. For the avoidance of doubt, [***] will retain final decision-making authority as to the listing of all applicable Patents for any Licensed Product, regardless of which Party owns such Patent, and [***] shall reasonably assist [***] in connection therewith.

6.12    Matters Involving Joint Patents. The Prosecution and Maintenance, and the enforcement and defense, of any Joint Patents shall be jointly managed by the Parties through independent patent counsel (mutually agreed to by the Parties) jointly representing the Parties, including any costs and recoveries regarding same. Prior to either Party publishing any Joint Know-How, the Parties will discuss if a Joint Patent claiming such Joint Know-How should be filed.

6.13    Common Interest Agreement. At the request of either Party, the Parties shall negotiate in good faith to enter into a common interest agreement to govern their discussion of Patent matters.

6.14    License Filing. At the request of [***], [***] shall, and shall cause its Affiliates to, assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of [***]’s interests in this Agreement.

6.15    Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product by or on behalf of Celgene pursuant to this Agreement infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet to discuss in good faith regarding the best response to such notice; provided that Celgene shall have the final decision-making authority in connection therewith. Except as set forth in Section 9.2 (and without limiting Celgene’s rights under Section 9.2), Celgene shall have the sole right, but not the obligation, to defend and dispose of (including through settlement or license) such claim. [***] or on behalf of [***] (or any of its Affiliates or Sublicensees) in connection with [***] to the extent relating to the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product, shall be [***], and [***].

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ARTICLE 7.

CONFIDENTIALITY

7.1    Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 7, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, including, in the case of Celgene, the exercise of the rights and licenses granted to Celgene hereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 7.1 shall be in full force and effect during the Term and for a period of [***] ([***]) years thereafter. The Receiving Party will return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] ([***]) days after the termination or expiration of this Agreement; provided, however, that a Party may retain (i) Confidential Information of the other Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement, (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof and (iii) Celgene may retain Confidential Information of Prothena in the event that the Parties (or their respective Affiliates) enter into a Global License Agreement for the Licensed Program, and in such case, Celgene shall not be required to return or destroy any Confidential Information of Prothena. Without limiting the foregoing, [***] will keep confidential, and will cause its Affiliates and its and their employees, consultants, licensees, sublicensees, professional advisors and Affiliates to keep confidential, [***] on confidentiality terms at least as protective as the confidentiality provisions of this Agreement (without regard to Section 7.3).

7.2    Licensed Program Specific Confidential Information. Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that any Licensed Program Specific IP shall be deemed to be Confidential Information of Celgene (without regard to Section 7.3), and Celgene shall be deemed to be the Disclosing Party with respect to the Licensed Program Specific IP. As used herein, (a) the term “Licensed Program Specific IP” means, (i) [***], (ii) [***], and (iii) [***]; and (b) the term “Licensed Program Non-Specific IP” means all Prothena Platform Technology within the Prothena Licensed Collaboration Know-How, and other Prothena Licensed Collaboration Know-How and Licensed Program Know-How other than Licensed Program Specific IP.    For clarity, Licensed Program Non-Specific IP shall be deemed to be the Confidential Information of Prothena.

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7.3    Exceptions.

7.3.1    General. The obligations in Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder;

(d)    is published by a Party in accordance with Section 7.8 without any breach by such Party of its obligations hereunder; or

(e)    is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

7.4    Authorized Disclosure.

7.4.1    Disclosure. Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a)    subject to Section 7.6, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) or with judicial process (including prosecution or defense of litigation), if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b)    is disclosed to governmental or other regulatory agencies in order to obtain Patents or to gain or maintain approval to conduct Clinical Trials or to market Licensed Product under this Agreement, in each case, in accordance with this Agreement, but such disclosure shall only be to the extent reasonably necessary to obtain Patents or authorizations, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);

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(c)    to any of its officers, employees, consultants, agents or Affiliates (including, (i) [***], (ii) in the case of either Party, to such Party’s subcontractors for purpose of such subcontractor performing obligations of such Party under this Agreement) as it deems necessary or advisable in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including the exercise of the rights and licenses granted to the relevant Party hereunder), and (iii) in the case of either Party, to such Party’s actual or potential acquirers; provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this Article 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(c) to treat such Confidential Information as required under this Article 7; and

(d)    disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants) in connection with activities hereunder; provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(d) to treat such Confidential Information as required under this Article 7.

7.4.2    Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 8.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 7.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 8.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 8.4.1(a), as applicable.

7.4.3    Licensed Program Specific IP. [***] shall not disclose the Licensed Program Specific IP without the prior written consent of [***], other than pursuant to Section 8.4.1

7.5    Terms of this Agreement. The Parties agree that this Agreement and the terms hereof shall be deemed to be Confidential Information of both Prothena and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the provisions of Sections 8.4 and/or 7.6, as applicable.

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7.6    Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement to (or file this Agreement with) the SEC or any national securities exchange in any jurisdiction (collectively, the “Securities Regulators”), or to other Persons as may be required by Applicable Law, and if a Party does submit this Agreement to (or file this Agreement with) any Securities Regulators, or other Persons as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by Applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement in a filing or other submission as required by Applicable Law or Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party reasonably in advance of such filing or other disclosure under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or Securities Regulator. Notwithstanding the foregoing, it is hereby understood and agreed that if a Party seeks to make a disclosure as required by Applicable Law or Securities Regulator as set forth in this Section 7.6, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.

7.7    Publicity.

7.7.1    Press Release; Public Statements. Subject to Section 8.4, 7.6 and this Section 8.7, Prothena agrees not to (and shall cause its Affiliates not to) issue any press release or other public statement disclosing this Agreement, the activities hereunder, or the transactions contemplated hereby, unless such press release or other public statement is approved by Celgene in writing; provided that Prothena shall be authorized to make any disclosure, without the approval of Celgene, that is required by Applicable Laws (including the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator, or by judicial process, subject to and in accordance with Sections 8.4 and 7.6, as applicable. Without limiting the foregoing, and subject to the foregoing proviso, in the event that Prothena desires to issue an initial press release regarding the execution of this Agreement, Prothena shall have the right to do so provided that (i) [***] and (ii) [***]. For the avoidance of doubt, [***].

7.7.2    Additional Restrictions on Disclosure. Without limiting any other restrictions on disclosure set forth in this Article 7, with respect to any press release or other public statement proposed to be made by Prothena, if such press release or public

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statement discloses, with respect to such Licensed Program, [***], such press release or other public statement may not be issued without Celgene’s prior written consent, except, for such disclosures by Prothena as required by Applicable Law or Securities Regulators (solely and to the extent Prothena’s counsel determines such disclosure is required by Applicable Law or Securities Regulators); provided that (i) in such case Prothena shall use reasonable efforts to afford Celgene a reasonable period of time to review any such disclosure and any comments made by Celgene will be considered in good faith and (ii) any information that has been previously publicly disclosed in accordance with this Agreement may be disclosed again as long as such disclosure does not exceed the scope of such prior public disclosure. Subject to the foregoing, in the event Celgene proposes that Prothena use specific wording or language with respect thereto, Prothena shall in good faith consider incorporating such wording or language.

7.7.3    Previously Issued Public Statements. The contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by the publishing Party or by such reviewing Party without a requirement for re-approval.

7.8    Permitted Publications of Results.

7.8.1    Publication. In the event Prothena (the “Publishing Party”) desires to publish or present any information (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) with respect to the results of the Licensed Program (including the results of a Phase 1 Clinical Trial under the Licensed Program), or with respect to the Licensed Target, any Licensed Antibody or Licensed Product, the Publishing Party shall provide Celgene with a copy of such proposed publication or presentation no less than [***] ([***]) days (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if required due to circumstances outside of the Publishing Party’s control) prior to its intended submission for publication or public disclosure. For the avoidance of doubt, the foregoing shall apply with respect to each proposed publication or presentation regardless of whether a prior publication or presentation was provided (e.g., if an abstract is provided in accordance with this Section 7.8.1 and the Publishing Party wishes to publish the corresponding full manuscript, the full manuscript must be provided to Celgene pursuant to this Section 7.8.1). Celgene shall respond in writing promptly and in no event later than [***] ([***]) days after receipt of the proposed material (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if notified by the Publishing Party and required due to circumstances outside of the Publishing Party’s control), with one or more of the following:

(a)    comments on the proposed material, which the Publishing Party shall consider in good faith; and/or

(b)    a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) if Celgene

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reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect the Licensed Target or any Licensed Antibody and/or Licensed Product, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until:

(i)    with respect to publication or presentation of Licensed Program Non-Specific IP, Celgene is given [***], to seek patent protection for any such Licensed Program Non-Specific IP in such publication or presentation which it believes is patentable or to resolve any other issues, or

(ii)    with respect to publication or presentation of Licensed Program Specific IP, [***] for Celgene to (x) enable further development and optimization of such Licensed Program Specific IP (including related Licensed Antibodies and Licensed Products), (y) seek patent protection for any such Licensed Program Specific IP in such publication or presentation which it believes is patentable or (z) resolve any other issues; and/or

(c)    an identification of Celgene’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by Celgene.

Notwithstanding the foregoing or anything to the contrary contained herein, the restrictions set forth in this Section 7.8.1 shall not apply to publications or presentations by Celgene (or its Affiliates or sublicensees) and Celgene (and its Affiliates and sublicensees) shall be free to make publications and presentations with respect to results of the Licensed Program, the Licensed Target, Licensed Antibody and/or Licensed Product without the prior review or consent of Prothena.

7.8.2    Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by the Publishing Party or the reviewing Party without a requirement for re-approval.

7.9    Use of Names. Except as otherwise expressly set forth herein, no Party (or its respective Affiliates) shall use the name, trademark, trade name or logo of the other Party or its Affiliates, or its or their respective employee(s) in any publicity, promotion, news release or other public disclosure relating to this Agreement or its subject matter, without the prior written permission of the other Party; provided that such permission shall not be required to the extent use thereof may be required by Applicable Law, including the rules of any securities exchange or market on which a Party’s (or its Affiliate’s) securities are listed or traded.

7.10    Clinical Trials Registry. Celgene (and its Affiliates and designees) shall have the right to publish registry information and summaries of data and results from any Clinical Trials conducted in connection with activities under this Agreement, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, without requiring the consent of Prothena. The Parties shall reasonably cooperate if required or reasonably requested by Celgene in order to facilitate any such publication by Celgene (and its Affiliates and designees).

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7.11    Relationship to Master Collaboration Agreement. Except as otherwise expressly stated in this Article 7, this Agreement supersedes the provisions of Article 8 of the Master Collaboration Agreement with respect to any Confidential Information related to the Licensed Program. the Licensed Target, Licensed Antibodies or Licensed Products (the “Licensed Program Confidential Information”); provided that, except as otherwise set forth herein, all “Confidential Information” of the “Disclosing Party” thereunder that is Licensed Program Confidential Information shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder, subject in all cases to Section 7.2. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to Article 8 of the Master Collaboration Agreement.

7.12    Global License Agreement. Notwithstanding the foregoing provisions of this Article 7, if a Global License Agreement is entered into with respect to the Licensed Program, then the provisions of such Global License Agreement shall control with respect to Confidential Information related to the Licensed Program in lieu of this Article 7.

ARTICLE 8.

REPRESENTATIONS AND WARRANTIES; COVENANTS

8.1    Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

(a)    such Party is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;

(b)    such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)    this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

(d)    the execution, delivery and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);

(e)    no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau,

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agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement; and

(f)    it has obtained all necessary authorizations, consents and approvals of any Third Party that is required to be obtained by it as of the Effective Date for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or applicable Regulatory Materials or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement.

8.2    Representations and Warranties of Prothena. Except as set forth on Schedule 8.2 Prothena hereby represents and warrants to Celgene, as of the Effective Date, that: 5

(a)    Schedules 1.47(b) and 1.64 contain a complete and accurate list of all Patents included in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, and Prothena Controls all such Patents. Except for the Prothena IP, (i) Prothena and its Affiliates do not own or control (by license or otherwise), as of the Effective Date, any Patent or Know-How that is necessary or useful to Develop, Manufacture or Commercialize the Licensed Target, Licensed Antibodies or Licensed Products and (ii) no other Know-How or Patents arose from, or were used in, the performance of the Licensed Program under the Master Collaboration Agreement. To Prothena’s and its Affiliates’ actual knowledge, all issued Patents within the Prothena IP are in full force and effect, and are not invalid or unenforceable, in whole or in part;

(b)    no claim has been issued or served, or written threat of a claim or litigation made by any Person, against Prothena or its Affiliates that alleges that any Prothena IP is invalid or unenforceable;

(c)    neither Prothena nor its Affiliates own or otherwise control (through license or otherwise) any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, other than the Licensed Program Antibodies (all of which are set forth on Schedule 1.45) and the Licensed Program Products;

(d)    [***];

(e)    neither Prothena nor its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement, or the research, development, manufacture or commercialization of the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target;

[5]	[***]

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(f)    Prothena has the full right and authority to grant all of the rights and licenses granted to Celgene (or purported to be granted to Celgene) hereunder; and neither Prothena nor its Affiliates have granted any right or license to any Third Party relating to any of the Prothena IP or any other Licensed Program Asset, Licensed Target or Antibody (or any products constituting, incorporating, comprising or containing any such Antibody) that Targets the Licensed Target, that would conflict with or [***] any of the rights or licenses granted to Celgene hereunder;

(g)    Prothena is the sole and exclusive owner of the Prothena IP, except for the Prothena Licensed Collaboration IP that is exclusively licensed to Prothena (or its Affiliates) pursuant to the In-License Agreements set forth on Schedule 1.40. All Affiliates of Prothena have exclusively licensed or assigned all of their right, title and interest in and to the Prothena IP to Prothena. Neither Prothena nor its Affiliates have granted any mortgage, pledge, claim, security interest, lien or other charge of any kind on the Prothena IP or other Licensed Program Asset, and the Prothena IP and the other Licensed Program Assets are free and clear of any mortgage, pledge, claim, security interest, lien or charge of any kind;

(h)    neither Prothena nor its Affiliates have received any written notice of any claim that any Patent or Know-How (including any trade secret right) owned or controlled by a Third Party would be infringed or misappropriated by the Development, Manufacture, or Commercialization of the Licensed Target, Licensed Antibody or Licensed Product;

(i)    to Prothena’s and its Affiliates’ actual knowledge, (i) the Development and Manufacture of the Licensed Target, any Licensed Antibody or Licensed Product, as conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date, has not violated, infringed or misappropriated any intellectual property or proprietary right of any Third Party and (ii) [***];

(j)    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Prothena’s or its Affiliates’ knowledge, threatened against Prothena or its Affiliates which would reasonably be expected to adversely affect or restrict the ability of Prothena to consummate or perform the transactions contemplated under this Agreement, or which would affect the Prothena IP or other Licensed Program Assets, or Prothena’s Control thereof, or the Licensed Target or any Licensed Antibody or Licensed Product;

(k)    neither Prothena nor its Affiliates have issued a claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any Prothena IP, and, to Prothena’s and its Affiliates’ actual knowledge, no issued Patents within the Prothena IP are being infringed and no trade secrets within the Prothena IP are being misappropriated by any Third Party;

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(l)    neither Prothena nor its Affiliates have employed or otherwise used in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to the Licensed Target, the Licensed Antibodies or Licensed Products or otherwise in performing any portion of the Licensed Program. All Manufacture and Development (including non-clinical studies and Clinical Studies) related to the Licensed Target, Licensed Antibodies or Licensed Products conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date (including the conduct of the Licensed Program under the Master Collaboration Agreement) has been conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP);

(m)    neither Prothena nor its Affiliates have entered into any agreement under which Prothena or its Affiliates (i) has obtained a license or sublicense of rights from a Third Party to the Licensed Target, or to any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, or to any Prothena IP, except for the In-License Agreements set forth on Schedule 1.40, or (ii) has granted a license, sublicense, option or right to a Third Party that remains in effect as of the Effective Date to research, develop, manufacture or commercialize the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, except (1) with respect to licenses or rights granted pursuant to the agreements set forth on Schedule 1.40 that were entered into in the ordinary course of business [***] performing activities on behalf of Prothena [and (2) [***]6. The agreements set forth on Schedule 1.40 do not conflict with [***] the rights or licenses granted to Celgene hereunder;7

(n)    other than the Existing Program Agreements, Prothena (or its Affiliates, as applicable) has not entered into any agreement relating to the Development, Manufacture, Commercialization or other exploitation of the Licensed Target, Licensed Antibodies or Licensed Products, or the Prothena IP;

(o)    with respect to each Existing Program Agreement and In-License Agreement, (i) it is in full force and effect; (ii) Prothena (or its Affiliate, as applicable) is not in breach thereof; (iii) Prothena (or its Affiliate, as applicable) has not received any notice from the counterparty to such Existing Program Agreement or In-License Agreement, as applicable, of Prothena’s (or its Affiliate’s, as applicable) breach or notice of threatened breach by Prothena (or its Affiliate, as applicable) thereof and (iv) Prothena has provided Celgene with a true, correct and complete copy of each Existing Program Agreement and In-License Agreement;

(p)    Prothena has disclosed to Celgene all material information and data, and all material correspondences to/from any Regulatory Authority, existing as at the Effective Date in the possession or control of Prothena or its Affiliates, in each case related to the Licensed Program, Licensed Target, Licensed Antibodies or Licensed Products; and

[6]	[***]
[7]	[***]

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(q)    Prothena has not obtained, or filed, any INDs, MAAs or Regulatory Approvals or any other form of regulatory application for approval of Clinical Trials, marketing or other purpose, for any Licensed Antibodies or Licensed Products and, to Prothena’s and its Affiliates’ actual knowledge, no other Person has obtained, or filed for, any such INDs, MAAs or Regulatory Approvals.

8.3    Additional Representations, Warranties and Covenants of Prothena. Prothena hereby further represents, warrants and covenants to Celgene that:

8.3.1    With respect to the In-License Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any In-License Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each In-License Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each In-License Agreement in full force and effect. Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each In-License Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to, [***] if doing so [***] under this Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the In-License Agreements or notice of termination of any In-License Agreement.

8.3.2    With respect to the Existing Program Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any Existing Program Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each Existing Program Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each Existing Program Agreement in full force and effect, unless Prothena otherwise obtains Celgene’s prior written consent (such consent not to be unreasonably withheld). Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each Existing Program Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to, [***] under this Agreement. Prothena shall not, and shall cause its Affiliates not to assign or otherwise transfer any Existing Program Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the Existing Program Agreements or notice of termination of any Existing Program Agreement.

8.3.3    In-License Agreements. [***] on case-by-case basis, Prothena shall (or shall cause its Affiliates to, as applicable) execute a written agreement, in a form reasonably acceptable to Celgene, with each Third Party that is a counterparty to the applicable In-License Agreement (each such counterparty, a “Prothena Licensor”) within

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[***] ([***]) days after the date of such request, pursuant to which (a) in the event of an early termination of such In-License Agreement, at the request of Celgene, such Prothena Licensor shall grant a direct license to Celgene with respect to the intellectual property licensed to Prothena under such In-License Agreement, on the same terms under which such Prothena Licensor grants such license to Prothena (or its Affiliate, as applicable) under such In-License Agreement, (b) such Prothena Licensor agrees to and acknowledges the rights granted to Celgene hereunder with respect to any intellectual property licensed to Prothena (or its Affiliate, as applicable) under such In-License Agreement, including the rights as set forth in this Section 8.3.3, and (c) [***].

8.3.4    Notwithstanding anything to the contrary contained herein, [***].

8.3.5    Prothena shall promptly notify Celgene in writing if any Patents in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, becomes known to Prothena that are not listed on Schedule 1.47(b) or 1.64.

8.4    Representations and Warranties of Celgene. Except as set forth on Schedule 8.4, Celgene hereby represents and warrants to Prothena, as of the Effective Date, that:

8.4.1    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Celgene’s actual knowledge, threatened against Celgene which would reasonably be expected to adversely affect or restrict the ability of Celgene to consummate or perform the transactions contemplated under this Agreement.

8.5    Covenants.

8.5.1    Mutual Covenants. Each Party hereby covenants to the other Party that:

(a)    such Party and its Affiliates shall perform its activities pursuant to this Agreement in compliance (and shall ensure compliance by any of its subcontractors) with all Applicable Laws, including, to the extent applicable, GCP, GLP and GMP.

8.5.2    Prothena Covenants. Prothena hereby covenants to Celgene that:

(a)    Neither Prothena nor its Affiliates shall grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls (including the Prothena IP and other Licensed Program Assets), or otherwise with respect to any Licensed Antibody, Licensed Product or Diagnostic Product which conflict with, [***] any of the rights or licenses granted to Celgene hereunder; and

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(b)    Except with respect to the performance of the Prothena Ongoing Program Activities in accordance with Section 2.3 (or as otherwise expressly agreed to by Celgene in writing, including as set forth in Section 2.7), neither Prothena nor its Affiliates shall use (and neither shall grant any Third Party the right to use) any Licensed Antibodies, Licensed Products or Diagnostic Products for any purposes in the Territory.

8.6    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY OR GUARANTEE THAT THE LICENSED PROGRAM WILL BE SUCCESSFUL, OR THAT ANY OTHER PARTICULAR RESULTS WILL BE ACHIEVED WITH RESPECT TO THE LICENSED PROGRAM, THE LICENSED TARGET, ANY LICENSED ANTIBODY OR ANY LICENSED PRODUCT HEREUNDER.

ARTICLE 9.

INDEMNIFICATION; INSURANCE

9.1    Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless Prothena and its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Prothena Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)    the gross negligence or willful misconduct of Celgene or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Celgene’s performance of its obligations under this Agreement;

(b)    any breach by Celgene of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies and Licensed Products in the Territory by or on behalf of Celgene or its Affiliates or Sublicensees during the Term;

in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Prothena has an indemnification obligation pursuant to Section 9.2(a) or (b) for such Third Party Damages.

9.2    Indemnification by Prothena. Prothena shall indemnify, defend and hold harmless Celgene, its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Celgene Indemnitees”), from and against any and all Third Party

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Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)    the gross negligence or willful misconduct of Prothena or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Prothena’s performance of its obligations under this Agreement;

(b)    any breach by Prothena of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies (including Reversion Antibodies) and Licensed Products (including products containing Reversion Antibodies) by or on behalf of Prothena or its Affiliates or sublicensees;

in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.1(a) or (b) for such Third Party Damages.

9.3    Procedure. If a Party is seeking indemnification under Section 9.1 or 9.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim giving rise to the obligation to indemnify pursuant to Section 9.1 or 9.2, as applicable, as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 9.1 or 9.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant claims). The Indemnitor shall have the right to assume the defense of any such claim for which the Indemnitee is seeking indemnification pursuant to Section 9.1 or 9.2, as applicable. The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense. The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor. The Indemnitor shall not settle any claim without the prior written consent of the Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnitor shall not be required to obtain such consent if the settlement (i) involves only the payment of money and will not result in the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief, (ii) does not require an admission by the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) and (iii) does not adversely affect the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement. The Indemnitee shall not settle or compromise any such claim without the prior written consent of the Indemnitor, which it may provide in its sole discretion. If the Parties cannot agree as to the application of Section 9.1 or 9.2, as applicable, to any claim, pending resolution of the dispute pursuant to Section 11.7 the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 9.1 or 9.2, as applicable, upon resolution of the underlying claim. In each case, the Indemnitee shall reasonably cooperate with the Indemnitor, and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 7.

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9.4    Insurance. During the Term and for a period of [***] ([***]) years thereafter, each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Agreement (including, with respect to its Clinical Trials), and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Agreement. It is understood that such insurance shall not be construed to create a limit on either Party’s liability with respect to its indemnification obligations under this Article 9, or otherwise.

9.5    LIMITATION OF LIABILITY. NEITHER PROTHENA NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 9.1 OR 9.2 IN CONNECTION WITH ANY THIRD PARTY CLAIMS [***].

ARTICLE 10.

TERM AND TERMINATION

10.1    Term; Expiration.

10.1.1    Term. Subject to Section 3.2 of the Master Collaboration Agreement, this Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 10, shall remain in effect until it expires as follows (the “Term”):

(a)    on a Licensed Product-by-Licensed Product basis, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to such Licensed Product; and

(b)    in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to all Licensed Products in the Territory.

10.1.2    Effect of Expiration. After the expiration of the Term pursuant to Section 10.1.1 above, the following terms shall apply:

(a)    Licenses after Licensed Product Expiration. After expiration of the Term with respect to a given Licensed Product pursuant to Section 10.1.1(a), the licenses set forth in Section 6.1 with respect to such Licensed Product (and the Licensed Antibody contained therein) and related Diagnostic Products will automatically become fully paid-up, perpetual, irrevocable and royalty-free.

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(b)    Licenses after Expiration of Agreement. After expiration of the Term with respect to this Agreement in its entirety pursuant to Section 10.1.1(b), all licenses set forth in Section 6.1 will automatically become fully paid-up, perpetual, irrevocable and royalty-free.

10.2    Termination for Breach.

10.2.1    Material Breach. This Agreement may be terminated by a Party for the material breach by the other Party of this Agreement provided that the breaching Party has not cured such breach within ninety (90) days after the date of written notice to the breaching Party of such breach (or thirty (30) days in the case of a breach as a result of non-payment of any amounts due under this Agreement) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement. For clarity, but subject to Section 10.2.2, the Cure Period for any allegation made as to a material breach under this Agreement will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement under this Section 10.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured such breach prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] ([***]) days so long as the breaching Party continues to use commercially reasonable efforts to cure such material breach during such extension period. For the avoidance of doubt, termination of this Agreement pursuant to this Section 10.2.1 shall terminate the Master Collaboration Agreement solely with respect to the Licensed Program but shall not terminate the Master Collaboration Agreement with respect to any other Programs or any other U.S. License Agreement or Global License Agreement for any other Program.

10.2.2    Disagreement as to Material Breach. Notwithstanding Section 10.2.1, if the Parties in good faith disagree as to whether there has been a material breach of this Agreement pursuant to Section 11.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***], for resolution to the Executive Officers, who shall meet promptly to discuss the matter and determine, within [***], whether or not a material breach has occurred pursuant to Section 11.2.1; provided that if the Executive Officers are unable to resolve such dispute within such [***] ([***]) [***] period after it is referred to them, the matter will be resolved as provided in Section 11.7; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) subject to Section 10.12, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach, after such determination, within the Cure Period (as may be extended in accordance with Section 10.2.1) which shall commence as of the date of such determination.

10.3    Voluntary Termination. Celgene may terminate this Agreement at will, in its sole discretion, in its entirety upon sixty (60) days’ prior written notice to Prothena at any time.

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10.4    Termination for Bankruptcy. If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within ninety (90) days after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety, effective immediately upon written notice to such Party, provided that, in connection therewith, the provisions of Section 6.5 shall apply.

10.5    Termination for Failure to Commence Preliminary Activities in Support of Clinical Trial. In the event that (i) Celgene does not exercise its Phase 1 Option for the Licensed Program in accordance with the Master Collaboration Agreement prior to the end of the Phase 1 Option Term for the Licensed Program and (ii) Celgene (or its Affiliates or Sublicensees) does not, within [***] ([***]) months after the end of the Phase 1 Option Term for the Licensed Program (the “Clinical Trial Preliminary Activities Outside Date”), engage in any activities in support of an IND for a Clinical Trial for a Licensed Product, then Prothena may terminate this Agreement in its entirety upon [***] ([***]) days’ prior written notice to Celgene; provided that such termination notice is provided within [***] ([***]) days after the Clinical Trial Preliminary Activities Outside Date. Notwithstanding the foregoing, the Clinical Trial Preliminary Activities Outside Date shall be automatically extended by one day for each day that Celgene (or its Affiliates or Sublicensees, as applicable) is delayed from engaging in activities in support of the commencement of a Clinical Trial for a Licensed Product caused by reasons outside the reasonable control of Celgene (or its Affiliates or Sublicensees, as applicable), including delays caused by Regulatory Authorities (including regulatory or clinical hold).

10.6    Termination for Patent Challenge. Prothena shall have the right to terminate this Agreement upon written notice if Celgene or any Affiliate of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Prothena IP that is licensed to Celgene under this Agreement, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order). If a Sublicensee of Celgene with respect to any Prothena IP challenges the validity, scope or enforceability of or otherwise opposes any Patent included in such Prothena IP under which such Sublicensee is sublicensed in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order), then Celgene shall, upon written notice from Prothena, terminate such sublicense.

10.7    Termination Upon Execution of Global License Agreement for Licensed Program. This Agreement shall automatically terminate if the Parties (or their respective Affiliates, as applicable) enter into a Global License Agreement for the Licensed Program in accordance with the terms of the Master Collaboration Agreement.

10.8    Effects of Expiration or Termination; Additional Remedies.

10.8.1    Termination by Prothena Pursuant to Section 10.2, 10.4, 10.5 or 10.6, or by Celgene Pursuant to Section 10.3. In the event this Agreement is terminated by Prothena

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pursuant to Section 10.2, 10.4 ,10.5 or 10.6, or by Celgene pursuant to Section 10.3, upon the effective date of such termination:

(a)    the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);

(b)    except as set forth in this Section 10.8.1 or Sections 10.10 or 10.11, all rights and licenses granted herein shall terminate;

(c)    any and all Collaboration Specific IP shall thereafter no longer be deemed to be Collaboration Specific IP;

(d)    each Party shall return or destroy all Confidential Information of the other Party as required by Article 7; and

(e)    notwithstanding the foregoing provisions of this Section 10.8.1, the licenses granted to Celgene hereunder shall survive for [***] ([***]) [***] following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] ([***])-[***] period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell any [***] Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.2); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.

10.8.2    Termination by Celgene Pursuant to Section 10.2 or 10.4. In the event this Agreement is terminated by Celgene pursuant to Section 10.2 or 10.4, upon the effective date of such termination:

(a)    the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);

(b)    except as set forth in this Section 10.8.2 or Sections 10.10 or 10.11, all rights and licenses granted herein shall terminate;

(c)    any and all Collaboration Specific IP hall thereafter no longer be deemed to be Collaboration Specific IP;

(d)    each Party shall return or destroy all Confidential Information of the other Party as required by Article 7; and

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(e)    notwithstanding the foregoing provisions of this Section 10.8.2, the licenses granted to Celgene hereunder shall survive for [***] ([***]) [***] following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] ([***])-[***] period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell [***] any Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.2); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.

10.8.3    Termination Pursuant to Section 10.7. In the event this Agreement is terminated pursuant to Section 10.7, upon the effective date of such termination, except as set forth in Section 10.11, all rights and licenses granted herein shall terminate.

10.9    Certain Additional Remedies of Celgene in Lieu of Termination. In the event that (i) Celgene notifies Prothena in writing of a material breach of this Agreement by Prothena, and (ii) Celgene would have the right to terminate this Agreement pursuant to Section 10.2, then in lieu of Celgene terminating pursuant to Section 10.2, and without limiting any other rights or remedies of Celgene, Celgene may elect to have this Agreement continue in full force and effect by providing written notice thereof to Prothena; provided, however, that if Celgene so elects to continue this Agreement, then from and after such time as Celgene delivers such written notice to Prothena, any and all amounts thereafter payable by Celgene hereunder or under any Global License Agreement entered into with respect to the Licensed Program (including Regulatory Milestone Payments, Sales Milestone Payments and royalties) shall be reduced by [***].

10.10    Prothena Reversion Antibodies. If this Agreement terminates, except for any termination by Celgene pursuant to Section 10.2 or 10.4 or termination pursuant to Section 10.7, then the provisions of this Section 10.10 (and for the avoidance of doubt, the provisions of this Section 10.10 shall not apply in the case of termination by Celgene pursuant to Section 10.2 or 10.4 or termination pursuant to Section 10.7).

10.10.1    Reversion. All Licensed Program Antibodies that were the subject of Clinical Trials conducted by Celgene pursuant to this Agreement shall be automatically and immediately deemed “Prothena Reversion Antibodies”. Celgene shall grant and hereby grants to Prothena a non-exclusive, royalty-free, license in the Territory, with the right to grant sublicenses through multiple tiers, under any Patents and/or Know-How Controlled by Celgene or its Affiliates as of the termination effective date claiming or covering [***], into the Prothena Reversion Antibodies as they exist as of such termination effective date, solely as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Prothena Reversion Antibodies [***] in the Field in the Territory; [***]

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[***].

10.10.2    Effects of Reversion. With respect to each Prothena Reversion Antibody:

(a)    Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Prothena, within a reasonable time, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination), subject to [***], copies of (i) [***] Clinical Trial data and results generated by or on behalf of Celgene or its Affiliates in the Development of Prothena Reversion Antibodies pursuant to this Agreement, and (ii) [***] relating to the manufacture of such Prothena Reversion Antibodies; in each case, to the extent in Celgene’s possession as of the termination effective date [***]. For clarity, Prothena shall have the right to use the foregoing [***] solely in connection with the exercise of Prothena’s rights under Section 10.10.1;

(b)    Celgene shall transfer within a reasonable time to Prothena, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination), [***], [***] Regulatory Filings in the Territory [***] for the Prothena Reversion Antibodies [***] by Celgene or its Affiliates as of the termination effective date; [***];

(c)    Celgene shall otherwise cooperate reasonably with Prothena to provide a transfer of the materials described in the foregoing provisions of this Section 10.10.2, [***];

(d)    As and to the extent a Third Party is Manufacturing such Prothena Reversion Antibody for Celgene or its Affiliate, Celgene shall use reasonable efforts, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination) [***], to [***]. Additionally, at Prothena’s request (provided that such request was made within [***] ([***]) days after the effective date of termination), Celgene shall transfer to Prothena [***] such Prothena Reversion Antibody owned by Celgene and then in Celgene’s possession, for a price equal to [***];

(e)    To the extent that Celgene or its Affiliate owns any trademark(s) and/or domain names that [***] a Prothena Reversion Antibody in the Territory that [***] for the Commercialization of a Prothena Reversion Antibody (as [***], but not including any marks that include, in whole or part, any corporate name or logo of Celgene or its Affiliate), Prothena shall have the right to [***]

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[***]. Prothena shall exercise such right by written notice to Celgene within [***] ([***]) days after such Licensed Antibody or Licensed Product becomes a Prothena Reversion Antibody; and

(f)    If Celgene or its Affiliate has obtained a license from a Third Party and Prothena is a sublicensee under such license pursuant to Section 10.10.1, then [***]. Notwithstanding the provisions of Section 10.10.1, Prothena shall not get a sublicense of any Third Party intellectual property pursuant to Section 10.10.1 unless such sublicense is allowed pursuant to and in accordance with the agreement between Celgene and such Third Party.

10.11    Surviving Provisions.

10.11.1    Accrued Rights; Remedies. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement and at Applicable Law.

10.11.2    Survival. Without limiting the provisions of Section 11.8.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: [Article 1 (to the extent the definitions are used in other surviving provisions), Article 5 (as to payment obligations accrued prior to the effectiveness of termination or expiration of this Agreement), Section 6.3, Section 6.4, Section 6.5, Section 6.6, Section 6.12 (solely if there is no other U.S. License Agreement or Global License Agreement covering the applicable Joint Patents), Article 7, Section 8.6, Article 9, Section 10.1.2, Section 10.8, Section 10.9, Section 10.10, Section 10.11, Section 10.12, Section 10.13, and Article 11].8

10.12    Milestone Payments. Notwithstanding anything to the contrary contained herein, in the event notice of termination of this Agreement is given prior to achievement of a given milestone set forth in Section 5.3 or 5.4, Celgene shall not be obligated to make any Regulatory Milestone Payment or Sales Milestone Payment to Prothena with respect to any milestone achieved following the notice of such termination.

[8]	To be updated in final version

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10.13    Relationship to Other Agreements. Termination of this Agreement shall not affect in any way the terms or provisions of any other then-existing executed U.S. License Agreements or Global License Agreements.

ARTICLE 11.

MISCELLANEOUS

11.1    Severability. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the invalid, void or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, void or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid, void or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

11.2    Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 11.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Celgene:

Celgene Switzerland LLC

AON House

30 Woodbourne Ave.

Pembroke HM 08, Bermuda

Attention:         [***]

With copies to:

Celgene Corporation

86 Morris Avenue

Summit, NJ 07901

U.S.A.

Attention:        General Counsel

Facsimile:        (908) 673-2771

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If to Prothena:

Prothena Biosciences Limited

Adelphi Plaza

Upper George’s Street

Dun Laoghaire, Co. Dublin A96 T927

Ireland

Attention:         Company Secretary

Facsimile:         +353-1-686-5675

With copies to:

Prothena Biosciences Inc.

331 Oyster Point Boulevard

South San Francisco, CA, 94080

U.S.A.

Attention: Vice President, Business Development

Facsimile:         +1 650-837-8560

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 11.2.

11.3    Force Majeure. A Party shall not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance in accordance with the terms of this Agreement whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

11.4    Assignment.

11.4.1    Generally. Except as expressly permitted herein, this Agreement may not be assigned or transferred by any Party, nor may any Party assign or transfer any rights or obligations created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld.

11.4.2    Celgene. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.5.2 and the remaining provisions of this Section 11.4.2, Celgene may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Celgene shall remain fully and unconditionally liable and

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responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

11.4.3    Prothena. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.5.2 and the remaining provisions of this Section 11.4.3, Prothena may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Prothena shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets.

11.4.4    Intellectual Property of Acquirer. Notwithstanding anything to the contrary in this Agreement, if a Party is acquired by a Third Party after the Effective Date, then with respect to any intellectual property rights controlled by the Third Party acquiring party or its affiliates (other than one of the Parties to this Agreement or its Affiliates immediately prior to such acquisition) involved in any assignment of this Agreement by such Party to such Third Party acquirer, such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held immediately prior to such transaction by such acquirer or its affiliate (other than the relevant Party to this Agreement or its Affiliates immediately prior to such acquisition), and developed outside the scope of activities conducted with respect to the Collaboration, any Program, any U.S. License Agreement or any Global License Agreement. The Prothena IP shall also exclude any intellectual property developed by such Third Party acquirer after such acquisition; provided that (i) such intellectual property is developed independently of the activities under this Agreement, the Collaboration, any Program, the Collaboration Agreement, any U.S. License Agreement or any Global License Agreement [***], (ii) Prothena and its Affiliates put in place firewalls and other protections to [***] and (iii) [***].

11.4.5    All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the applicable Party. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.

11.5    Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.

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11.6    WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

11.7    Choice of Law; Dispute Resolution.

11.7.1    Choice of Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws or renvoi and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided, however, that with respect to matters involving the validity or infringement of intellectual property rights in a given country, such matter may be brought in the applicable country (in accordance with Section 11.7.3) and the Applicable Laws of the applicable country shall apply (subject to Section 6.6.1).

11.7.2    Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in Section 11.7.3 will be the exclusive mechanism for resolving any dispute (whether in contract, tort or otherwise), controversy or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement or the transactions contemplated by this Agreement (each, a “Dispute”); provided that decisions that are subject to the decision making authority of a given Party, as expressly set forth in this Agreement, will not be subject to the provisions of Section 11.7.3 so long as such decisions are made in accordance with this Agreement.

11.7.3    Jurisdiction.

(a)    Except as otherwise set forth in this Section 11.7.3, the sole jurisdiction and venue for all actions, suits and proceedings arising out of any Dispute (except in respect of an Excluded Claim, where jurisdiction is non-exclusive) will be the state and federal courts located in the Borough of Manhattan in New York, New York, USA. Each Party hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan in New York, New York, USA for any action, suit or proceeding arising out of such Dispute, and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of such Dispute in the state and federal courts of the Borough of Manhattan in New York, New York, USA and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that process may be served upon it in the manner specified in Section 12.2 and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process. It shall be a condition precedent to the commencement of any action in court or other tribunal (save an action for an interim injunction or provisional relief) in respect of any Dispute relating to this Agreement that the Parties have sought to resolve the Dispute by either Party notifying the other Party in writing for resolution to the Executive Officers who shall meet (whether in person or via teleconference) within [***] ([***]) [***] of such notice to seek resolution in good faith. If the Executive Officers are unable to resolve the Dispute at such meeting, either Party may pursue any remedy available to such Party at law or in equity, subject to the terms and conditions of this Agreement, including this Section 11.7.3.

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(b)    Notwithstanding the provisions of Section 11.7.3(a), either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or equity. In addition, notwithstanding the provisions of Section 11.7.3(a) either Party may bring an action in any court having jurisdiction to enforce an award rendered pursuant to Section 11.7.3(a).

(c)    Until final resolution of the dispute through judicial determination, (i) this Agreement will remain in full force and effect and (ii) the time periods for cure as to any termination will be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if a court determines that such payments are not due.

(d)    As used in this Section 11.7, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the validity or infringement of a Patent, trademark or copyright, or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

11.8    Relationship of the Parties. Prothena and Celgene are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute (a) Prothena as a partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of Prothena. Neither Prothena nor Celgene, respectively, shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Celgene or Prothena, respectively, or to bind Celgene or Prothena, respectively, to any contract, agreement, or undertaking with any Third Party.

11.9    Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.

11.10    Entire Agreement. This Agreement, together with the attached Exhibits and Schedules and the Master Collaboration Agreement, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. In the event of a conflict between the provisions of this Agreement and the Master Collaboration Agreement with respect to the Licensed Program, the provisions of this Agreement shall control.

11.11    Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an

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original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

11.12    Equitable Relief; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

11.13    Interpretation.

11.13.1    Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

11.13.2    Definitions; Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The words “including,” “includes,” “include,” “for example,” and “e.g.” and words of similar import will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless the context requires otherwise or otherwise specifically provided, (i) all references herein to Articles, Sections, Schedules or Exhibits shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.

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11.13.3    Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein), (ii) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended, and (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns (subject to Section 11.4).

11.13.4    Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.

11.13.5    Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.

11.13.6    Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).

11.14    Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

11.15    Extension to Affiliates. Subject to Sections 5.5.2 and 11.4, Celgene shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Celgene. Celgene shall remain fully liable for any acts or omissions of such Affiliates.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this U.S. LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the Effective Date.

PROTHENA BIOSCIENCES LIMITED	CELGENE SWITZERLAND LLC

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to U.S. License Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.28

Existing Program Agreements

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.40

In-License Agreements and Other Third Party Agreements

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.45

Licensed Program Antibodies

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.47(b)

Licensed Program Patents

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.49

Licensed Target

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.64

Prothena Licensed Collaboration Patents

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 1.66

Prothena Platform Technology

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.2

Exceptions to Prothena Representations and Warranties

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 8.4

Exceptions to Celgene Representations and Warranties

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.